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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05685
                                   ---------------------------------------------

                          Williamsburg Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450             Cincinnati, Ohio              45246
--------------------------------------------------------------------------------
               (Address of principal executive offices)               (Zip code)

                             W. Lee H. Dunham, Esq.

Sullivan & Worcester LLP   One Post Office Square   Boston, Massachusetts 02109
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (513) 587-3400
                                                    --------------

Date of fiscal year end:  March 31, 2007
                          --------------

Date of reporting period: March 31, 2007
                          --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                         -----------------------------
                                D A V E N P O R T

                                   EQUITY FUND
                         -----------------------------



                                  ANNUAL REPORT
                                 MARCH 31, 2007

THE DAVENPORT EQUITY FUND
LETTER TO SHAREHOLDERS                                              MAY 11, 2007
================================================================================

Dear Shareholders,

The following chart represents The Davenport Equity Fund's performance and the performance of the S&P 500 Index, the Fund's primary benchmark, for periods ended March 31, 2007.

                                                          Since Inception **
                 Q1 2007   1 Year   3 Years**  5 Years**       (1/15/98)
                 -----------------------------------------------------------
DAVPX              0.74%   10.02%     8.80%     6.44%           5.44%
S&P 500 Index*     0.64%   11.83%    10.06%     6.27%           6.12%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-888-285-1863.

* The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**    Annualized.

                                MARKET COMMENTARY

The first quarter of 2007 began on a strong note with the S&P 500 Index up 2.5%, before the run was abruptly halted on February 27th. Former Fed Chief Alan Greenspan, via teleconference broadcast in Shanghai, hinted at the possibility of a U.S. recession in the latter half of 2007. Overnight, the Shanghai Market declined over 8% spurred by talk of tax increases by the Chinese government. This coupled with increasing news of problems for sub-prime mortgage originators and a weak durable goods number the next morning, was more than the market could withstand and the Dow fell 416 points. However, in late March the markets rebounded to finish the quarter in slightly positive territory. The S&P 500 ended the quarter up 0.6% and the smaller capitalization stocks led the way again as the Russell Midcap Index was up 4.4%.

Debate continues around the impact that sub-prime mortgage defaults will have on the overall economy, and in turn the equity markets. While the fate of many of the sub-prime originators was decided quickly, concern continues to linger over these problems spilling over to the market and the economy in general. While these borrowers represent only a small percentage of overall mortgage holders, some analysts worry that they are only the first to begin to default, and that other collateral damage will surface.

This undoubtedly will fuel continued concerns for housing and related sectors. Throughout this economic cycle the ability of the consumer to borrow against their home equity has been cited as one of the significant boosters to spending throughout the economy. Lending Tree's advertisements portraying the family man with all of the trappings of success and pleads "Somebody help me," only reinforces this view. Undoubtedly tighter credit requirements and the prospect of the depreciation of one's largest asset, whether real or perceived, will dampen the spirit of the shopper, but low unemployment and continued wage growth will help to offset the damage done by housing concerns.

As we see it, the ability of the markets to shrug off the news of failures of sub-prime mortgage originators illustrates the significant and widespread appetite for risk. In today's financial markets, just about anything can be securitized and sold. Portfolios of sub-prime mortgages and other liabilities have been gobbled up by hedge funds, investment banks, and other financial institutions, spreading the risk around the globe and limiting the damage for any individual institution. Analysts have connected all corners of the financial world to the mortgage woes and the waves of selling crashing across continents as markets reacted to the Shanghai fall lent them credence. This possible contagion for the market in general has many investors worried. So far, we have seen no signs of more widespread issues, and believe many of the concerns while real, have been blown out of proportion. Without a doubt, financial reporters will scour the earnings reports of the first quarter to glean some hint of greater concern.

Despite this trepidation, there continues to be a pervasive enthusiasm for risk which has in many cases pushed risk premiums too low. Fixed income investors, hungry for yield have reached to lower rated bonds, driving spreads over treasury yields lower. Daily reports of buyouts led by private equity firms confirm that there is plenty of capital available for these alternative funds. Should we wonder why those in the business of taking companies private, sensing the demand by investors to participate, decide to go public themselves?

This low cost debt and lurking "impatient capital" has spurred companies to engage in shareholder friendly activities. According to Standard & Poor's, 105 companies in the S&P 500 Index announced dividend increases in the first quarter. The average increase was 13.3%. Share buyback announcements continued at a record pace with $432 billion shares repurchased by S&P 500 companies last year ($25 billion worth of shares were purchased by Exxon alone). It stands to reason that the most financially sound companies have engaged in the lion's share of these activities, yet investment grade companies have traded at a healthy discount to the P/E ratios of their junk rated peers. Risk is in vogue and high quality is undervalued.

We have spent time discussing the risk in the Fund over the last several months. Areas of the market that are traditionally viewed as lower risk investments have exhibited signs of higher volatility. Utilities, normally eyed for income, have become one of the best performing groups of late. According to the National Association of Real Estate Investment Trusts ("REITs"), yields for REITs are between 3-4%, a discount to 10 year Treasury yields. Throughout most of the 1990's, yields were between 6-8%, a premium to 10 year Treasury yields. And value stocks, which have been thought to be more defensive in nature, sport valuations in line with their growth stock counterparts. We own and continue to like companies that fall into all of these categories, but remain watchful that their fundamentals justify their valuations.

CEO Jeff Immelt asks the question in General Electric's 2006 Annual Report "Has reliable growth gone out of style?" We believe that investing in high quality companies with dependable track records is one of the best ways to mitigate risk. We discussed risk in a letter written during the tough equity markets earlier this decade. We offered that one of the most important duties we have for our clients is to preserve what they have. Control risk. Win the game slowly. Mr. Immelt continues, "This is a long-term investment. There are no short-term tricks." We are not suggesting that there is an impending gloomy market, but we are mindful as we assess new stocks and review our existing ones that one of our most important tasks is to keep risk in check and to understand the risk reward characteristics of the investments we make.

We hope you have a great summer. Thank you for your trust and confidence.

                                    THE FUND

During the fiscal year ended March 31, 2007, the Davenport Equity Fund performed roughly in line with the S&P 500 Index, finishing up a little over 10%. In late February, an overnight decline in the Chinese market, coupled with unease about overextended sub-prime lenders in a cooling housing market conspired to send the Dow down 416 points in one day. After a prolonged rally which has seen the S&P 500 gain more than 10% annually for the past three years, this sort of correction was not wholly unexpected. Our diversification limited the downside and a few stocks we own performed quite well, in spite of the market's headwinds.

In the Technology sector we remained underweighted relative to the S&P 500 which, combined with good relative stock performance late in the fiscal year, helped boost returns offsetting weaker performance from the Consumer Staples sector. Financial stocks outperformed the group in general, as we have little exposure to the sub-prime lending group, which we have long viewed as an unacceptably high risk. Health Care had another difficult year as a changing political climate continued to cloud an otherwise sunny demographic future, as the U.S. population ages and demand for health services and pharmaceuticals increases.

Some of the best performing stocks in the portfolio have been niche leaders that are not widely known to the investing public. These companies comprise a diverse line of businesses including: a used car dealer, a maker of mid-size jets, a wireless provider in Latin American and a specialty insurer.

The stock market has had a nice run the past couple of years, but we continue to find attractive investment opportunities. Valuation levels remain reasonable as earnings per share growth since 2002 has outpaced market appreciation. Interest rates remain low, the job market is strong and there seems to be a healthy amount of concern in the market. With this backdrop, we remain optimistic in the coming months.

                                RECENT PURCHASES

BANK OF AMERICA CORP. (BAC) is one of the nation's largest banking franchises, offering over 55 million customers a wide range of services including mortgage, brokerage, asset management and investment banking. The bank has a solid track record of successfully integrating acquisitions and we believe the recent MBNA acquisition with its 24 million "card-only" households offers numerous cross selling opportunities. Bank of America trades at only 11x our earnings estimate of $4.95, cheaper than its peer group, offers a 4.4% yield and has increased its dividend at a 13% annual rate the last five years.

COMCAST CORP. (CMCSA) is the largest U.S. cable operator, offering digital service, high speed internet and data, and phone service. The popularity of Comcast Digital Voice and the ability to bundle services onto one bill with lower cost to the consumer (the "triple play" - video, audio and internet) creates a marketing platform which should continue to be successful. We expect revenue to increase 11%, operating cash flow to jump 14% and for free cash flow to total $2.6 billion in 2007. We are attracted to Comcast's robust growth outlook, attractive valuation and up to $4 billion in free cash flow in 2008.

CORNING, INC. (GLW) manufactures a number of technology products, including glass substrates for liquid crystal displays (LCD), emission control systems for diesel engines, and fiber optic cable for telecommunications networks. Corning, with its 50% market share in glass substrates is well positioned to benefit from the 66% expected increase in LCD televisions sales during 2007. New product innovations could add another $1 billion plus in annual revenue within three to five years. We believe the shares are attractive trading at 15.6x times our 2008 estimate.

OWENS AND MINOR, INC. (OMI) is a Richmond-based medical and surgical supply company. A recent acquisition of a similar business from McKesson should boost earnings once transition costs have alleviated, which is expected later this year. We believe this company should earn $1.85 per share this year and $2.30 per share in 2008, an earnings growth rate of over 24%. Management has also raised the dividend by 13% and currently the stock yields about 1.8%.

PENN NATIONAL GAMING, INC. (PENN) owns and operates thirteen casinos and three pari-mutuel facilities (horse racing), located primarily in local "drive-to" markets, rather than in premier locations like Las Vegas. Penn has a very impressive expansion pipeline that should drive substantial growth over the next few years. Penn is well-positioned to take advantage of these new markets and trading at under 9x its 2008 cash flow, we believe these shares are undervalued given a healthy growing pipeline of new projects.

SMITHFIELD FOODS, INC. (SFD) is the leading processor and marketer of fresh pork and processed meats in the U.S. Smithfield has spent the past 12-18 months rightsizing its business including rationalizing plants on the East Coast, improving capacity utilization and focusing on driving improved margins on both products and customers. Their international operations reported a Q3 (FY07) profit, and we expect continued improved results. Given the high feed costs, we expect farmers to either reduce the number of hogs grown or deliver lighter hogs. Smithfield is vertically integrated, and we expect this strategy to work towards their advantage particularly if the supply of hogs declines.

                                          Sincerely,


                                          Joseph L. Antrim, III
                                          President
                                          Davenport Equity Fund

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2007, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.investdavenport.com.

THE DAVENPORT EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVENPORT EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX

                              [LINE GRAPH OMITTED]

 STANDARD & POOR'S 500 INDEX:                      THE DAVENPORT EQUITY FUND
-----------------------------                      -------------------------

  DATE           VALUE                               DATE            VALUE
--------        -------                             --------        -------
01/15/98      $  10,000                             01/15/98      $  10,000
03/31/98         11,625                             03/31/98         11,140
06/30/98         12,009                             06/30/98         11,295
09/30/98         10,814                             09/30/98          9,950
12/31/98         13,118                             12/31/98         11,519
03/31/99         13,771                             03/31/99         12,090
06/30/99         14,742                             06/30/99         12,709
09/30/99         13,821                             09/30/99         11,920
12/31/99         15,878                             12/31/99         13,321
03/31/00         16,242                             03/31/00         13,894
06/30/00         15,810                             06/30/00         13,456
09/30/00         15,657                             09/30/00         13,330
12/31/00         14,432                             12/31/00         13,226
03/31/01         12,721                             03/31/01         11,580
06/30/01         13,466                             06/30/01         11,966
09/30/01         11,489                             09/30/01         10,738
12/31/01         12,717                             12/31/01         11,706
03/31/02         12,752                             03/31/02         11,915
06/30/02         11,043                             06/30/02         10,913
09/30/02          9,136                             09/30/02          9,288
12/31/02          9,906                             12/31/02          9,801
03/31/03          9,594                             03/31/03          9,453
06/30/03         11,071                             06/30/03         10,784
09/30/03         11,364                             09/30/03         11,204
12/31/03         12,748                             12/31/03         12,272
03/31/04         12,964                             03/31/04         12,640
06/30/04         13,187                             06/30/04         12,677
09/30/04         12,941                             09/30/04         12,479
12/31/04         14,135                             12/31/04         13,674
03/31/05         13,832                             03/31/05         13,514
06/03/05         14,021                             06/03/05         13,535
09/30/05         14,526                             09/30/05         14,003
12/31/05         14,829                             12/31/05         14,302
03/31/06         15,453                             03/31/06         14,795
06/30/06         15,231                             06/30/06         14,612
09/30/06         16,094                             09/30/06         15,203
12/31/06         17,172                             12/31/06         16,158
03/31/07         17,282                             03/31/07         16,279

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                          Average Annual Total Returns(a)
                                        (for periods ended March 31, 2007)

                                        1 YEAR   5 YEARS   SINCE INCEPTION*
The Davenport Equity Fund                10.02%    6.44%         5.44%
Standard & Poor's 500 Index              11.83%    6.27%         6.12%
--------------------------------------------------------------------------------
*     Initial public offering of shares was January 15, 1998.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE DAVENPORT EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2007 (UNAUDITED)
================================================================================

SECTOR CONCENTRATION VS. THE STANDARD & POOR'S 500 INDEX

                               [BAR CHART OMITTED]

                                    The Davenport Equity   Standard & Poor's 500
                                            Fund                   Index
                                    --------------------   ---------------------

Consumer Discretionary                           8.7%                   10.5%
Consumer Staples                                10.5%                    9.6%
Energy                                          11.1%                   10.1%
Financials                                      22.3%                   21.6%
Health Care                                      8.1%                   11.9%
Industrials                                     12.2%                   10.9%
Information Technology                          12.1%                   14.9%
Materials                                        5.6%                    3.1%
Telecommunications Services                      4.3%                    3.7%
Utilities                                        2.2%                    3.7%
Cash Equivalents                                 2.9%                    0.0%


TOP TEN HOLDINGS

                                                           % OF
SECURITY DESCRIPTION                                    NET ASSETS
-------------------------------------------------       ----------
General Electric Company                                   3.2%
Markel Corporation                                         3.0%
Capital One Financial Corporation                          2.6%
Chevron Corporation                                        2.4%
America Movil, S.A. de C.V. - Series L - ADR               2.4%
Johnson & Johnson                                          2.4%
Eli Lilly & Company                                        2.4%
Microsoft Corporation                                      2.3%
Wachovia Corporation                                       2.3%
Sysco Corporation                                          2.2%

THE DAVENPORT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2007
================================================================================

ASSETS
  Investments in securities:
    At acquisition cost........................................   $117,969,321
                                                                  ============
    At market value (Note 1)...................................   $150,866,752
  Dividends receivable.........................................        163,392
  Receivable for investment securities sold....................      3,173,137
  Receivable for capital shares sold...........................        125,348
  Other assets.................................................         11,174
                                                                  ------------
    TOTAL ASSETS...............................................    154,339,803
                                                                  ------------

LIABILITIES
  Payable for investment securities purchased..................      2,307,110
  Payable for capital shares redeemed..........................        249,685
  Accrued investment advisory fees (Note 3)....................        101,900
  Accrued administration fees (Note 3).........................         17,500
  Accrued compliance fees (Note 3).............................          1,700
  Other accrued expenses ......................................          6,808
                                                                  ------------
    TOTAL LIABILITIES..........................................      2,684,703
                                                                  ------------

NET ASSETS ....................................................   $151,655,100
                                                                  ============

Net assets consist of:
Paid-in capital................................................   $114,090,791
Accumulated undistributed net investment income................          2,808
Accumulated net realized gains from security transactions......      4,664,070
Net unrealized appreciation on investments.....................     32,897,431
                                                                  ------------
Net assets.....................................................   $151,655,100
                                                                  ============

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)...................     10,284,655
                                                                  ============

Net asset value, offering price and redemption price
  per share (Note 1)...........................................   $      14.75
                                                                  ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2007
================================================================================

INVESTMENT INCOME
  Dividends....................................................   $  2,401,673
  Interest.....................................................         45,974
                                                                  ------------
    TOTAL INVESTMENT INCOME....................................      2,447,647
                                                                  ------------

EXPENSES
  Investment advisory fees (Note 3)............................      1,111,843
  Administration fees (Note 3).................................        205,892
  Custodian fees...............................................         19,443
  Compliance service fees (Note 3).............................         19,307
  Professional fees............................................         16,631
  Postage and supplies.........................................         13,312
  Registration fees............................................         13,289
  Trustees' fees and expenses..................................         12,513
  Printing of shareholder reports..............................         10,206
  Insurance expense............................................          9,377
  Other expenses...............................................         15,998
                                                                  ------------
    TOTAL EXPENSES.............................................      1,447,811
                                                                  ------------

NET INVESTMENT INCOME .........................................        999,836
                                                                  ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains from security transactions................     10,206,688
  Net change in unrealized appreciation/depreciation
    on investments.............................................      2,884,979
                                                                  ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ..............     13,091,667
                                                                  ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ....................   $ 14,091,503
                                                                  ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
====================================================================================
                                                           YEAR            YEAR
                                                           ENDED           ENDED
                                                         MARCH 31,       MARCH 31,
                                                           2007            2006
------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ............................   $    999,836    $    717,981
  Net realized gains from security transactions ....     10,206,688       8,334,845
  Net change in unrealized appreciation/depreciation
    on investments .................................      2,884,979       4,083,467
                                                       ------------    ------------
Net increase in net assets from operations .........     14,091,503      13,136,293
                                                       ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .......................     (1,012,305)       (711,074)
  From net realized capital gains on security
    transactions ...................................     (5,238,825)     (2,709,239)
                                                       ------------    ------------
Net decrease in net assets from distributions to
  sharesholders ....................................     (6,251,130)     (3,420,313)
                                                       ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ........................     11,901,066      19,222,183
  Net asset value of shares issued in
    reinvestment of distributions to shareholders ..      5,939,200       3,209,394
  Payments for shares redeemed .....................    (22,948,178)    (21,405,847)
                                                       ------------    ------------
Net increase (decrease) in net assets from capital
  share transactions ...............................     (5,107,912)      1,025,730
                                                       ------------    ------------

TOTAL INCREASE IN NET ASSETS .......................      2,732,461      10,741,710

NET ASSETS
  Beginning of year ................................    148,922,639     138,180,929
                                                       ------------    ------------
  End of year ......................................   $151,655,100    $148,922,639
                                                       ============    ============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME ....   $      2,808    $     15,277
                                                       ============    ============

CAPITAL SHARE ACTIVITY
  Sold .............................................        830,191       1,421,580
  Reinvested .......................................        416,381         230,611
  Redeemed .........................................     (1,606,678)     (1,570,649)
                                                       ------------    ------------
  Net increase (decrease) in shares outstanding ....       (360,106)         81,542
  Shares outstanding at beginning of year ..........     10,644,761      10,563,219
                                                       ------------    ------------
  Shares outstanding at end of year ................     10,284,655      10,644,761
                                                       ============    ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
FINANCIAL HIGHLIGHTS
================================================================================================================
                                SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------
                                                                          YEARS ENDED MARCH 31,
                                                           -----------------------------------------------------
                                                             2007       2006       2005       2004      2003
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...................   $  13.99   $  13.08   $  12.30   $   9.23   $ 11.71
                                                           --------   --------   --------   --------   -------

Income (loss) from investment operations:
  Net investment income ................................       0.10       0.07       0.07       0.04      0.06
  Net realized and unrealized gains
    (losses) on investments ............................       1.28       1.17       0.78       3.07     (2.48)
                                                           --------   --------   --------   --------   -------
Total from investment operations .......................       1.38       1.24       0.85       3.11     (2.42)
                                                           --------   --------   --------   --------   -------

Less distributions:
  Dividends from net investment income .................      (0.10)     (0.07)     (0.07)     (0.04)    (0.06)
  Distributions from net realized gains ................      (0.52)     (0.26)        --         --        --
                                                           --------   --------   --------   --------   -------
Total distributions ....................................      (0.62)     (0.33)     (0.07)     (0.04)    (0.06)
                                                           --------   --------   --------   --------   -------

Net asset value at end of year .........................   $  14.75   $  13.99   $  13.08   $  12.30   $  9.23
                                                           ========   ========   ========   ========   =======

Total return (a) .......................................      10.02%      9.48%      6.91%     33.72%   (20.66%)
                                                           ========   ========   ========   ========   =======

Net assets at end of year (000's) ......................   $151,655   $148,923   $138,181   $121,769   $76,473
                                                           ========   ========   ========   ========   =======

Ratio of net expenses to average net assets ............       0.98%      0.98%      0.98%      1.00%     1.04%

Ratio of net investment income to average net assets ...       0.67%      0.50%      0.57%      0.35%     0.62%

Portfolio turnover rate ................................         26%        39%        28%        25%       18%

(a) Total returns are a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2007
================================================================================
   SHARES     COMMON STOCKS -- 97.1%                                  VALUE
--------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY -- 8.7%
    109,772   CarMax, Inc. (a).................................   $  2,693,805
     56,400   Comcast Corporation (a)..........................      1,463,580
     75,067   Honda Motor Company Ltd..........................      2,617,586
     67,354   Lowe's Companies, Inc. ..........................      2,120,977
     34,600   Penn National Gaming, Inc. (a)...................      1,467,732
     82,028   Walt Disney Company (The)........................      2,824,224
                                                                  ------------
                                                                    13,187,904
                                                                  ------------
              CONSUMER STAPLES -- 10.5%
     44,834   Colgate-Palmolive Company........................      2,994,463
     44,000   PepsiCo, Inc. ...................................      2,796,640
     35,125   Proctor & Gamble Company (The)...................      2,218,495
     53,800   Smithfield Foods, Inc. (a).......................      1,611,310
    100,166   Sysco Corporation................................      3,388,616
     62,205   Walgreen Company.................................      2,854,587
                                                                  ------------
                                                                    15,864,111
                                                                  ------------
              ENERGY -- 11.1%
     50,000   Chevron Corporation..............................      3,698,000
     41,715   ConocoPhillips...................................      2,851,220
     25,276   EOG Resources, Inc...............................      1,803,190
     39,716   Exxon Mobil Corporation..........................      2,996,572
     39,494   GlobalSantaFe Corporation........................      2,435,990
     43,517   Schlumberger Ltd.................................      3,007,025
                                                                  ------------
                                                                    16,791,997
                                                                  ------------
              FINANCIALS -- 22.3%
     48,383   American International Group, Inc. ..............      3,252,305
     48,700   Bank of America Corporation......................      2,484,674
     59,614   BB&T Corporation.................................      2,445,366
        806   Berkshire Hathaway, Inc. - Class B (a)...........      2,933,840
     48,908   Brookfield Asset Management, Inc.................      2,555,932
     51,664   Capital One Financial Corporation................      3,898,565
     58,650   Citigroup, Inc. .................................      3,011,091
     28,650   Hartford Financial Services Group, Inc. (The)....      2,738,367
      9,347   Markel Corporation (a)...........................      4,531,706
     62,362   Wachovia Corporation.............................      3,433,028
     52,824   T. Rowe Price Group, Inc.........................      2,492,765
                                                                  ------------
                                                                    33,777,639
                                                                  ------------
              HEALTH CARE -- 8.1%
     66,784   Eli Lilly & Company..............................      3,586,969
     60,102   Johnson & Johnson................................      3,621,747
     56,075   Owens & Minor, Inc...............................      2,059,635
     35,717   Zimmer Holdings, Inc. (a)........................      3,050,589
                                                                  ------------
                                                                    12,318,940
                                                                  ------------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES     COMMON STOCKS -- 97.1% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
              INDUSTRIALS -- 12.2%
     47,240   Danaher Corporation..............................   $  3,375,298
     55,838   Empresa Brasileira de Aeronautica S.A. - ADR.....      2,560,731
    137,516   General Electric Company.........................      4,862,566
     27,919   L-3 Communications Holdings, Inc.................      2,442,075
     27,421   United Parcel Service, Inc. - Class B............      1,922,212
     51,428   United Technologies Corporation..................      3,342,820
                                                                  ------------
                                                                    18,505,702
                                                                  ------------
              INFORMATION TECHNOLOGY -- 12.1%
     29,347   Apple Computer, Inc. (a).........................      2,726,630
    100,000   Corning, Inc. (a)................................      2,274,000
      5,265   Google, Inc. (a).................................      2,412,212
    126,848   Microsoft Corporation............................      3,535,254
    119,051   Nokia Oyj - ADR..................................      2,728,649
     46,900   SanDisk Corporation (a)..........................      2,054,220
     90,075   Texas Instruments, Inc...........................      2,711,257
                                                                  ------------
                                                                    18,442,222
                                                                  ------------
              MATERIALS -- 5.6%
     53,744   Dow Chemical Company (The).......................      2,464,700
     42,635   Praxair, Inc. ...................................      2,684,300
     14,784   Rio Tinto PLC - ADR..............................      3,367,943
                                                                  ------------
                                                                     8,516,943
                                                                  ------------
              TELECOMMUNICATIONS SERVICES -- 4.3%
     75,882   America Movil S.A. de C.V. - Series L - ADR......      3,626,401
     75,033   Verizon Communications, Inc. ....................      2,845,251
                                                                  ------------
                                                                     6,471,652
                                                                  ------------
              UTILITIES -- 2.2%
     37,991   Dominion Resources, Inc..........................      3,372,461
                                                                  ------------
              TOTAL COMMON STOCKS (Cost $114,352,140)..........   $147,249,571
                                                                  ------------

================================================================================
   SHARES     MONEY MARKET FUNDS -- 2.4%                             VALUE
--------------------------------------------------------------------------------
  3,617,181   First American Treasury Obligations Fund - Class Y
                (Cost $3,617,181)..............................   $  3,617,181
                                                                  ------------

              TOTAL INVESTMENTS AT VALUE -- 99.5%
                (Cost $117,969,321)............................   $150,866,752

              OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5%....        788,348
                                                                  ------------

              NET ASSETS -- 100.0%.............................   $151,655,100
                                                                  ============

(a)   Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2007
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES

The Davenport Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 15, 1998.

The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available or are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. The tax character of distributions paid during the years ended March 31, 2007 and March 31, 2006 was as follows:

--------------------------------------------------------------------------------
  YEAR ENDED     ORDINARY INCOME   LONG-TERM CAPITAL GAINS      TOTAL
--------------------------------------------------------------------------------
March 31, 2007      $1,012,305            $5,238,825         $6,251,130
March 31, 2006      $  711,074            $2,709,239         $3,420,313
--------------------------------------------------------------------------------

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2007:

-------------------------------------------------------------------------------
Cost of portfolio investments ..................................   $118,273,641
                                                                   ============
Gross unrealized appreciation ..................................   $ 34,179,115
Gross unrealized depreciation ..................................     (1,586,004)
                                                                   ------------
Net unrealized appreciation ....................................   $ 32,593,111
Undistributed ordinary income ..................................        141,541
Undistributed long-term gains ..................................      4,829,657
                                                                   ------------
Accumulated earnings ...........................................   $ 37,564,309
                                                                   ============
-------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. Theses "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

2. INVESTMENT TRANSACTIONS

During the year ended March 31, 2007, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $37,288,944 and $50,622,111, respectively.

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Until August 2006, the Advisor was reimbursed for the estimated costs of providing a Chief Compliance Officer (CCO) for the Fund. The Adviser received fees of $6,000 from the Fund for providing CCO services during the year ended March 31, 2007.

MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of the Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Fund for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT

Effective August 7, 2006, under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Fund pays Ultimus an annual base fee of $15,000 plus an asset-based fee equal to 0.01% per annum on net assets in excess of $100 million. During the year ended March 31, 2007, the Fund paid fees of $13,307 to Ultimus for compliance consulting services.

4. CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5. ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its Semi-Annual Report on September 30, 2007. The Fund does not believe the adoption of FIN 48 will have a material impact on the financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE DAVENPORT EQUITY FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
===============================================================================

To the Shareholders and Board of Trustees of The Davenport Equity Fund of the Williamsburg Investment Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Davenport Equity Fund (the "Fund") (a series of Williamsburg Investment Trust) as of March 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for the year ended March 31, 2003 were audited by other auditors whose report dated April 25, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Davenport Equity Fund as of March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

Cincinnati, Ohio
May 16, 2007

THE DAVENPORT EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                                          POSITION HELD              LENGTH OF
         TRUSTEE                                 ADDRESS                        AGE       WITH THE TRUST            TIME SERVED
-----------------------------------------------------------------------------------------------------------------------------------
* Charles M. Caravati, Jr.  931 Broad Street Road, Manakin-Sabot, VA            70   Chairman and Trustee      Since June 1991
* Austin Brockenbrough III  1802 Bayberry Court, Suite 400, Richmond, VA        70   Trustee                   Since September 1988
* John T. Bruce             800 Main Street, Lynchburg, VA                      53   Trustee                   Since September 1988
  Robert S. Harris          100 Darden Boulevard, Charlottesville, VA           57   Trustee                   Since January 2007
  J. Finley Lee, Jr.        448 Pond Apple Drive North, Naples, FL              67   Trustee                   Since September 1988
  Richard L. Morrill        University of Richmond, Richmond, VA                67   Trustee                   Since March 1993
  Harris V. Morrissette     100 Jacintoport Boulevard, Saraland, AL             47   Trustee                   Since March 1993
  Erwin H. Will, Jr.        47 Willway Avenue, Richmond, VA                     74   Trustee                   Since July 1997
  Samuel B. Witt III        302 Clovelly Road, Richmond, VA                     71   Trustee                   Since November 1988
  Joseph L. Antrim III      One James Center, 901 E. Cary Street, Richmond, VA  61   President                 Since November 1997
  John P. Ackerly IV        One James Center, 901 E. Cary Street, Richmond, VA  43   Vice President            Since November 1997
  Robert G. Dorsey          225 Pictoria Drive, Suite 450, Cincinnati, OH       50   Vice President            Since November 2000
  Mark J. Seger             225 Pictoria Drive, Suite 450, Cincinnati, OH       45   Treasurer                 Since November 2000
  John F. Splain            225 Pictoria Drive, Suite 450, Cincinnati, OH       50   Secretary                 Since November 2000
  Tina H. Bloom             225 Pictoria Drive, Suite 450, Cincinnati, OH       38   Chief Compliance Officer  Since August 2006

* Messrs. Bruce, Brockenbrough and Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

Each Trustee oversees twelve portfolios of the Trust, including the Fund. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

THE DAVENPORT EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Harris V. Morrissette is Chief Executive Officer of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Equities of Virginia Retirement System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Joseph L. Antrim III is Executive Vice President of the Adviser.

John P. Ackerly IV is Vice President and Portfolio Manager of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice  President of  Administration  of Ultimus Fund  Solutions,
LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

For the fiscal year ended March 31, 2007 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $1,012,305 as taxed at a maximum rate of 15%, as well as $5,238,825 as long-term capital gain distributions. For the fiscal year ended March 31, 2007, 100% of the dividends paid from ordinary income by the Fund qualified for the dividends received deduction for corporations. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

THE DAVENPORT EQUITY FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. Operating expenses, which are deducted from the Fund's gross income, directly reduce the investment return of the Fund.

A fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates the Fund's costs in two ways:

Actual fund return - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

Hypothetical 5% return - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including annual expense ratios since inception, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

------------------------------------------------------------------------------------
                                  Beginning Ending
                                    Account Value     Account Value    Expenses Paid
                                   October 1, 2006   March 31, 2007   During Period*
------------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00         $1,070.70          $5.01
------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)                  $1,000.00         $1,020.09          $4.89
------------------------------------------------------------------------------------

*     Expenses are equal to the Fund's annualized expense ratio of 0.97% for the
      period,   multiplied  by  the  average  account  value  over  the  period, multiplied by 182/365 (to reflect the one-half year period).

THE DAVENPORT EQUITY FUND
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-281-3217. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A complete listing of portfolio holdings for the Fund is updated daily and can be reviewed at the Fund's website at http://www.investdavenport.com.

THE DAVENPORT EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
================================================================================

At an in-person meeting held on February 5, 2007, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreement with the Adviser on behalf of The Davenport Equity Fund. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board's approval.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreement. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Fund was considered. The Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreement, the Trustees compared the advisory fees and overall expense levels of the Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout" benefits to the Adviser. The Trustees also considered the fact that all of the Fund's portfolio trades were executed by the Adviser at no cost to the Fund. In evaluating the Fund's advisory fees, the Trustees took into account the complexity and quality of the investment management of the Fund.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the long-term performance of the Fund (which exceeded both its primary benchmark (the S&P 500 Index) and the average of funds within its Lipper category for the most recent 5-year period) and other services provided under the Investment Advisory Agreement, they believe that the Adviser has provided quality services to the Fund; (ii) although the advisory fees payable to the Adviser are in the higher range of fees for other comparably managed funds, they believe the fees to be reasonable given the quality of services provided by the Adviser; and (iii) the total operating expense ratio of the Fund is competitive with comparably managed funds, according to statistics calculated and published by Morningstar, Inc., and the Adviser has further benefited the shareholders by executing portfolio transactions at no cost to the Fund. Given the size of the Fund and its expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout" benefits to, and the profitability of, the Adviser but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Fund and its shareholders to continue the Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

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

                       This page intentionally left blank.

================================================================================

THE DAVENPORT EQUITY FUND

INVESTMENT ADVISER
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-281-3217

CUSTODIAN
US Bank
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

OFFICERS
Joseph L. Antrim III, President
John P. Ackerly IV, Vice President

================================================================================

================================================================================





                                       THE
                                    JAMESTOWN
                                      FUNDS

                                  NO-LOAD FUNDS

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND
                            THE JAMESTOWN SELECT FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                     THE JAMESTOWN INTERNATIONAL EQUITY FUND






                                  ANNUAL REPORT


                                 MARCH 31, 2007



                               Investment Advisor
                       LOWE, BROCKENBROUGH & COMPANY, INC.
                               RICHMOND, VIRGINIA





================================================================================

LETTER TO SHAREHOLDERS                                              MAY 14, 2007
================================================================================

THE JAMESTOWN BALANCED FUND

For the fiscal year ended March 31, 2007, The Jamestown Balanced Fund returned 6.6% versus a return of 9.8% for the Lipper Balanced Fund Index and a return of 9.6% for a blend of 60% S&P 500 and 40% Lehman Intermediate Government/Credit Index. The outperformance of value based equity strategies (led by Utilities, Energy, and Telecom Services) continued for a seventh year as the Russell 1000 Value Index returned 16.8% over the past year compared to 7.1% for the Russell 1000 Growth Index. While the equity portion of the Balanced Fund remains diversified across sectors, we believe that growth stocks look more attractive at this point in the market cycle. For the first time that we can measure, going back to 1977, stocks in the Russell 1000 Growth Index are cheaper than stocks in the Russell 1000 Value Index on a price-to-cash flow basis.

Given the modest level of interest rates and inflation, we continue to believe that equities are likely to outperform bonds. The equity portion of the Fund emphasizes companies that are more exposed to capital spending and faster growing international economies. As a result, the Fund is overweight in the Industrial and Technology sectors. In addition, we find Health Care stocks attractively priced for their potential growth. This also provides some cushion to the Fund as economic and earnings growth slows. The equity portion of the Fund trades at 15.3X 2007 estimated earnings, which are forecast to grow 15.6%. This compares to the S&P 500's estimated earnings growth of 6.9% trading at 15.4X estimated earnings.

The Lehman Intermediate Government/Credit Bond Index rose 6.1% during the twelve month period. The fixed income portion of the portfolio has a duration that is essentially in line with the Lehman Intermediate Government/Credit Index. The portfolio continues to be overweight in corporate and agency bonds and underweight U.S. Treasury securities. The Federal Reserve is likely to hold interest rates steady until inflation begins to moderate or the economy slows more sharply.

The underperformance of the equity portion of the Fund was driven primarily by sector selection. The Fund was hurt by overweighting the Technology sector and underweighting the Utility sector. Stock selection was strong in the Utility sector, but this was offset by selection in the Energy and Consumer Staples sectors. The fixed income portion of the Fund slightly outperformed the Lehman Intermediate Government Credit Bond Index due to our overweight in corporate and agency bonds, as spreads relative to Treasury securities remained very tight.

The domestic economy has slowed in recent quarters as higher energy prices and a significant slowdown in the housing market have taken their toll. However, corporate earnings growth continues at a respectable, more modest pace than we have seen in recent years. International economies are growing faster than the domestic economy and companies with a greater foreign presence are showing more resilient earnings.

As of March 31, 2007, the Fund had 30.1% of its portfolio in fixed income securities, 69.0% in equity securities and 0.9% in cash equivalents.

THE JAMESTOWN EQUITY FUND

For the fiscal year ended March 31, 2007, The Jamestown Equity Fund returned 6.9% versus a return of 11.8% for the S&P 500 Index. The outperformance of value based equity strategies (led by Utilities, Energy, and Telecom Services) continued for a seventh year as the Russell Value Index returned 16.8% compared to 7.1% over the past year. While the Fund remains diversified across sectors, we believe that growth stocks look more attractive at this point in the market cycle. For the first time that we can measure, going back to 1977, stocks in the Russell 1000 Growth Index are cheaper than stocks in the Russell 1000 Value Index on a price-to-cash flow basis.

The underperformance of the Fund was driven primarily by sector selection. The Fund was hurt by overweighting the Technology sector and under weighting the Utility sector. Stock selection was strong in the Utility sector, but this was offset by selection in the Energy and Consumer Staples sectors.

The domestic economy has slowed in recent quarters as higher energy prices and a significant slowdown in the housing market have taken their toll. However, corporate earnings growth continues at a respectable, more modest pace than we have seen in recent years. International economies are growing faster than the domestic economy and companies with a greater foreign presence are showing more resilient earnings.

The Fund emphasizes companies that are more exposed to capital spending and faster growing international economies. As a result, the Fund is overweight in the Industrial and Technology sectors. In addition, we find Health Care stocks attractively priced for their potential growth. This also provides some cushion to the Fund as economic and earnings growth slows. The portfolio trades at 15.3X 2007 estimated earnings, which are forecast to grow 15.6%. This compares to the S&P 500's estimated earnings growth of 6.9% trading at 15.4X estimated earnings.

THE JAMESTOWN SELECT FUND

The Jamestown Select Fund commenced operations on October 31, 2006 and the Fund performed well during the first five months, with a return of 7.6% compared to 4.0% over that period for the S&P 500 Index. The outperformance of the Fund was driven by strong stock selection. Stock selection was positive in all of the sectors, except for a slight negative selection in Finance stocks. The Industrial and Consumer Staples sectors have experienced the best stock selection over the short life of the Fund.

The domestic economy has slowed in recent quarters as higher energy prices and a significant slowdown in the housing market have taken their toll. However, corporate earnings growth continues at a respectable, more modest pace than we have seen in recent years. International economies are growing faster than the domestic economy and companies with a greater foreign presence are showing more resilient earnings.

The Fund will  continue to focus on stocks  identified  by the Adviser as having the best earnings profile and are trading reasonable valuations. The Fund is overweight in the Technology, Consumer Discretionary, Health Care, and Materials sectors. The largest underweights in the portfolio are in the Energy, Telecommunications, and Utilities sectors. The portfolio trades at 14.1X 2007 estimated earnings, which are forecast to grow 14.4%. This compares to the S&P 500's estimated earnings growth of 6.9% trading at 15.4X estimated earnings.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ended March 31, 2007, The Jamestown Tax Exempt Virginia Fund recorded a total return of 3.9% compared to 4.3% for the Lehman 5-Year Municipal Index.

Following two years of increasing short-term interest rates, the Federal Reserve has kept monetary policy steady since its last rate hike in June 2006. Treasury bond yields peaked at that time, and sensing that the tightening cycle was over, bonds rallied during the last two quarters of 2006. The rally was marked by an inversion of the Treasury yield curve, with yields on longer maturities dropping below those of short maturities. Municipal bond yields also peaked in June 2006, and though the municipal yield curve did not invert, the flattening trend continued. The yield on AAA-rated municipals with maturities of 5, 10, and 30 years fell 7, 22, and 36 basis points, respectively, during the fiscal year ended March 31, 2007.

The municipal market has attracted non-traditional investors such as hedge funds, arbitrage programs and leveraged accounts, some of which do not benefit from the tax exempt nature of the interest payments. Instead, alternative accounts pursue strategies based on yield curve steepness, credit spreads, or attractive swap rates in the rapidly growing municipal derivatives market. This incremental demand, especially for the longest maturities, helped flatten the municipal yield curve.

The Fund was positioned for higher interest rates for most of the 2004-2006 tightening cycle, with a shorter average maturity and duration than that of its benchmarks. With the conclusion of the Federal Reserve's tightening cycle, the Fund's duration was lengthened modestly and is now considered neutral versus benchmarks. The Fund remains conservatively postured with its emphasis on high quality, intermediate maturities, which normally display lower price sensitivity due to changes in market yields than bonds with the longest maturities.

As of March 31, 2007, the Fund had an average effective maturity of 4.5 years, an effective duration of 3.8 years, and a 30-day yield of 3.42%, which produced a tax equivalent yield of 5.26% (assuming a maximum 35% federal tax rate).

Total assets of the Fund were $29 million as of March 31, 2007.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

For the fiscal year ended March 31, 2007, The Jamestown International Equity Fund returned 13.9% and the Morgan Stanley EAFE Index rose 20.2%. International equity markets continued to outperform their domestic counterparts as they have since the recovery that began in global equity markets in early 2003. Oechlse International Advisors LLC ("Oechsle"), the Fund's sub-advisor, is generally a growth-oriented manager; unfortunately, similar to the trends seen in domestic equities, value securities have continued to outperform growth oriented securities in the international market. As economic growth begins to moderate, Oechsle believes that the markets will return to companies that can continue to show earnings growth in a slower growth environment.

A string of positive surprises among leading economic indicators pointed to accelerating growth across Europe and Japan. Materials, Financials, and Industrial stocks continued to outperform. The Fund was hurt over the past twelve months by overweighting the Finance sector, with a particular emphasis on Japanese Financial stocks. The Fund has been underweight Materials and Industrials, which also detracted from performance over the period.

While Oechsle believes that the U.S. economy will likely slow behind weaker consumer spending, economic activity in the rest of the world is broadly improving. Both European and Japanese consumers appear poised to pick up any demand slack from the U.S. consumer. Business around the world appears healthy as trends in globalization, privatization, and corporate restructuring are boosting global economic activity.

Market volatility should pick up as investors differentiate between slow and fast growing companies.

Sustained moderate inflation remains a key component of Oechsle's favorable economic and investment perspective. While their outlook is broadly positive from both an economic and investment perspective, Oechsle acknowledges that there are several risks that include a sharper than expected slowdown in U.S. consumer spending, a continued sharp rise in oil and other commodities, and a surge in terrorist activities or global health risks.

The Fund currently has 49.7% invested in Continental Europe, 19.7% in the United Kingdom, 24.7% in Japan, 1.5% in the Pacific Basin outside of Japan, and 1.1% in Emerging Markets.

Sincerely,


/s/ Charles M. Caravati, III             /s/ Lawrence B. Whitlock

Charles M. Caravati, III, CFA            Lawrence B. Whitlock, Jr.
President                                President
Jamestown Balanced Fund                  Jamestown Select Fund
Jamestown Equity Fund
Jamestown International Equity Fund


                                         /s/ Joseph A. Jennings, III

                                         Joseph A. Jennings, III
                                         President
                                         Jamestown Tax Exempt Virginia Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2007, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.jamestownfunds.com.

THE JAMESTOWN BALANCED FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN BALANCED FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                                [GRAPHIC OMITTED]

  STANDARD & POOR'S 500 INDEX      THE JAMESTOWN BALANCED FUND     CONSUMER PRICE INDEX
  ----------------------------     ----------------------------    ---------------------

         DATE      VALUE                 DATE       VALUE             DATE       VALUE
         ----      -----                 ----       -----             ----       -----
       03/31/97   $10,000               03/31/97   $10,000           03/31/97   $10,000
       06/30/97    11,746               06/30/97    11,131           06/30/97    10,019
       09/30/97    12,626               09/30/97    11,684           09/30/97    10,063
       12/31/97    12,988               12/31/97    11,967           12/31/97    10,125
       03/31/98    14,800               03/31/98    13,242           03/31/98    10,137
       06/30/98    15,289               06/30/98    13,312           06/30/98    10,194
       09/30/98    13,768               09/30/98    12,141           09/30/98    10,237
       12/31/98    16,700               12/31/98    14,154           12/31/98    10,280
       03/31/99    17,532               03/31/99    14,242           03/31/99    10,305
       06/30/99    18,768               06/30/99    14,683           06/30/99    10,399
       09/30/99    17,596               09/30/99    14,266           09/30/99    10,455
       12/31/99    20,214               12/31/99    15,777           12/31/99    10,537
       03/31/00    20,678               03/31/00    16,507           03/31/00    10,637
       06/30/00    20,128               06/30/00    16,734           06/30/00    10,743
       09/30/00    19,933               09/30/00    16,246           09/30/00    10,825
       12/31/01    18,376               12/31/00    15,911           12/31/00    10,906
       03/31/01    16,197               03/31/01    14,418           03/31/01    11,013
       06/30/01    17,144               06/30/01    14,563           06/30/01    11,132
       09/30/01    14,628               09/30/01    13,181           09/30/01    11,119
       12/31/01    16,191               12/31/01    14,117           12/31/01    11,113
       03/31/02    16,235               03/31/02    13,955           03/31/02    11,138
       06/30/02    14,060               06/30/02    13,335           06/30/02    11,263
       09/30/02    11,630               09/30/02    12,350           09/30/02    11,319
       12/31/02    12,612               12/31/02    12,648           12/31/02    11,357
       03/31/03    12,214               03/31/03    12,551           03/31/03    11,469
       06/30/03    14,095               06/30/03    13,710           06/30/03    11,494
       09/30/03    14,468               09/30/03    13,792           09/30/03    11,563
       12/31/03    16,229               12/31/03    14,725           12/31/03    11,558
       03/31/04    16,504               03/31/04    15,098           03/31/04    11,664
       06/30/04    16,788               06/30/04    15,225           06/30/04    11,846
       09/30/04    16,475               09/30/04    15,102           09/30/04    11,871
       12/31/04    17,995               12/31/04    15,739           12/31/04    11,965
       03/31/05    17,609               03/31/05    15,525           03/31/05    12,109
       06/30/05    17,850               06/30/05    15,717           06/30/05    12,274
       09/30/05    18,493               09/30/05    16,234           09/30/05    12,400
       12/31/05    18,879               12/31/05    16,526           12/31/05    12,476
       03/31/06    19,674               03/31/06    16,943           03/31/06    12,546
       06/30/06    19,390               06/30/06    16,394           06/30/06    12,786
       09/30/06    20,489               09/30/06    17,082           09/30/06    12,874
       12/31/06    21,861               12/31/06    17,874           12/31/06    12,722
       03/31/07    22,001               03/31/07    18,056           03/31/07    12,848


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                       Average Annual Total Returns(a)
                                     (for periods ended March 31, 2007)

                                         1 YEAR   5 YEARS   10 YEARS
The Jamestown Balanced Fund               6.57%    5.29%      6.09%
Standard & Poor's 500 Index              11.83%    6.27%      8.20%
Consumer Price Index                      2.41%    2.90%      2.54%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN
    EQUITY FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                                [GRAPHIC OMITTED]

  STANDARD & POOR'S 500 INDEX      THE JAMESTOWN EQUITY FUND       CONSUMER PRICE INDEX
  ----------------------------     --------------------------      ---------------------

         DATE      VALUE                 DATE      VALUE              DATE      VALUE
         ----      -----                 ----      -----              ----      -----
       03/31/97   $10,000              03/31/97   $10,000           03/31/97   $10,000
       06/30/97    11,746              06/30/97    11,533           06/30/97    10,019
       09/30/97    12,626              09/30/97    12,223           09/30/97    10,063
       12/31/97    12,988              12/31/97    12,553           12/31/97    10,125
       03/31/98    14,800              03/31/98    14,374           03/31/98    10,137
       06/30/98    15,289              06/30/98    14,353           06/30/98    10,194
       09/30/98    13,768              09/30/98    12,263           09/30/98    10,237
       12/31/98    16,700              12/31/98    15,562           12/31/98    10,280
       03/31/99    17,532              03/31/99    15,571           03/31/99    10,305
       06/30/99    18,768              06/30/99    16,419           06/30/99    10,399
       09/30/99    17,596              09/30/99    15,660           09/30/99    10,455
       12/31/99    20,214              12/31/99    18,153           12/31/99    10,537
       03/31/00    20,678              03/31/00    19,314           03/31/00    10,637
       06/30/00    20,128              06/30/00    19,633           06/30/00    10,743
       09/30/00    19,933              09/30/00    18,542           09/30/00    10,825
       12/31/00    18,376              12/31/00    17,842           12/31/00    10,906
       03/31/01    16,197              03/31/01    15,163           03/31/01    11,013
       06/30/01    17,144              06/30/01    15,368           06/30/01    11,132
       09/30/01    14,628              09/30/01    12,859           09/30/01    11,119
       12/31/01    16,191              12/31/01    14,313           12/31/01    11,113
       03/31/02    16,235              03/31/02    14,039           03/31/02    11,138
       06/30/02    14,060              06/30/02    12,848           06/30/02    11,263
       09/30/02    11,630              09/30/02    10,966           09/30/02    11,319
       12/31/02    12,612              12/31/02    11,322           12/31/02    11,357
       03/31/03    12,214              03/31/03    11,070           03/31/03    11,469
       06/30/03    14,095              06/30/03    12,577           06/30/03    11,494
       09/30/03    14,468              09/30/03    12,676           09/30/03    11,563
       12/31/03    16,229              12/31/03    14,002           12/31/04    11,558
       03/31/04    16,504              03/31/04    14,402           03/31/04    11,664
       06/30/04    16,788              06/30/04    14,725           06/30/04    11,846
       09/30/04    16,475              09/30/04    14,413           09/30/04    11,871
       12/31/04    17,995              12/31/04    15,276           12/31/04    11,965
       03/31/05    17,609              03/31/05    15,027           03/31/05    12,109
       06/30/05    17,850              06/30/05    15,146           06/30/05    12,274
       09/30/05    18,493              09/30/05    15,924           09/30/05    12,400
       12/31/05    18,879              12/31/05    16,302           12/31/05    12,476
       03/31/06    19,674              03/31/06    16,933           03/31/06    12,546
       06/30/06    19,390              06/30/06    16,139           06/30/06    12,786
       09/30/06    20,489              09/30/06    16,869           09/30/06    12,874
       12/31/06    21,861              12/31/06    17,929           12/31/06    12,722
       03/31/07    22,001              03/31/07    18,105           03/31/07    12,848


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                       Average Annual Total Returns(a)
                                     (for periods ended March 31, 2007)

                                         1 YEAR   5 YEARS   10 YEARS
The Jamestown Equity Fund                 6.92%    5.22%      6.12%
Standard & Poor's 500 Index              11.83%    6.27%      8.20%
Consumer Price Index                      2.41%    2.90%      2.54%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN SELECT FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

          COMPARISION OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN SELECT FUND AND THE STANDARD & POOR'S 500 INDEX

                                [GRAPHIC OMITTED]

          STANDARD & POOR'S 500 INDEX      THE JAMESTOWN SELECT FUND
          ----------------------------     --------------------------

                 DATE      VALUE                DATE       VALUE
                 ----      -----                ----       -----
               10/31/06   $10,000              10/31/06   $10,000
               12/31/06    10,333              12/31/06    10,435
               03/31/07    10,399              03/31/07    10,755

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                              Total Return(a)
                                     (for period ended March 31, 2007)

                                             SINCE INCEPTION*
The Jamestown Select Fund                          7.55%
Standard & Poor's 500 Index                        3.99%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*     Commencement of operations was October 31, 2006.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
 THE JAMESTOWN TAX EXEMPT VIRGINIA FUND, THE LIPPER INTERMEDIATE MUNICIPAL FUND
                    INDEX AND THE LEHMAN MUNICIPAL BOND INDEX

                                [GRAPHIC OMITTED]

  LEHMAN MUNICIPAL BOND INDEX      THE JAMESTOWN TAX EXEMPT VIRGINIA FUND       LIPPER INTERMEDIATE MUNICIPAL FUND INDEX
  ----------------------------     ---------------------------------------      ----------------------------------------
         DATE      VALUE                       DATE       VALUE
         ----      -----                       ----       -----                           DATE       VALUE
       03/31/97   $10,000                     03/31/97   $10,000                          ----       -----
       06/30/97    10,344                     06/30/97    10,269                         03/31/97   $10,000
       09/30/97    10,656                     09/30/97    10,486                         06/30/97    10,264
       12/31/97    10,945                     12/31/97    10,717                         09/30/97    10,516
       03/31/98    11,071                     03/31/98    10,800                         12/31/97    10,743
       06/30/98    11,240                     06/30/98    10,928                         03/31/98    10,846
       09/30/98    11,585                     09/30/98    11,250                        6/30/1998    10,978
       12/31/98    11,655                     12/31/98    11,296                        9/30/1998    11,282
       03/31/99    11,758                     03/31/99    11,332                         12/31/98    11,346
       06/30/99    11,550                     06/30/99    11,158                         03/31/99    11,410
       09/30/99    11,504                     09/30/99    11,151                         06/30/99    11,219
       12/31/99    11,415                     12/31/99    11,100                         09/30/99    11,226
       03/31/00    11,749                     03/31/00    11,337                         12/31/99    11,191
       06/30/00    11,926                     06/30/00    11,463                         03/31/00    11,388
       09/30/00    12,215                     09/30/00    11,695                        6/30/2000    11,526
       12/31/00    12,749                     12/31/00    12,097                         09/30/00    11,767
       03/31/01    13,032                     03/31/01    12,354                         12/31/00    12,161
       06/30/01    13,117                     06/30/01    12,412                         03/31/01    12,436
       09/30/01    13,485                     09/30/01    12,697                         06/30/01    12,528
       12/31/01    13,403                     12/31/01    12,635                         09/30/01    12,852
       03/31/02    13,529                     03/31/02    12,732                         12/31/01    12,744
       06/30/02    14,024                     06/30/02    13,131                         03/31/02    12,836
       09/30/02    14,690                     09/30/02    13,676                         06/30/02    13,291
       12/31/02    14,690                     12/31/02    13,688                         09/30/02    13,805
       03/31/03    14,866                     03/31/03    13,781                         12/31/02    13,808
       06/30/03    15,250                     06/30/03    14,061                         03/31/03    13,944
       09/30/03    15,262                     09/30/03    14,048                         06/30/03    14,251
       12/31/03    15,470                     12/31/03    14,142                         09/30/03    14,280
       03/31/04    15,738                     03/31/04    14,279                         12/31/03    14,410
       06/30/04    15,365                     06/30/04    13,999                         03/31/04    14,577
       09/30/04    15,961                     09/30/04    14,373                         06/30/04    14,289
       12/31/04    16,161                     12/31/04    14,445                         09/30/04    14,716
       03/31/05    16,155                     03/31/05    14,305                         12/31/04    14,820
       06/30/05    16,628                     06/30/05    14,600                         03/31/05    14,711
       09/30/05    16,608                     09/30/05    14,540                         06/30/05    15,063
       12/31/05    16,729                     12/31/05    14,597                         09/30/05    15,034
       03/31/06    16,770                     03/31/06    14,567                         12/31/05    15,119
       06/30/06    16,775                     06/30/06    14,583                         03/31/06    15,134
       09/30/06    17,347                     09/30/06    14,934                         06/30/06    15,140
       12/31/06    17,539                     12/31/06    15,025                         09/30/06    15,588
       03/31/07    17,681                     03/31/07    15,128                         12/31/06    15,703
                                                                                         03/31/07    15,822


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                             Average Annual Total Returns(a)
                                           (for periods ended March 31, 2007)

                                               1 YEAR   5 YEARS   10 YEARS
The Jamestown Tax Exempt Virginia Fund          3.85%    3.51%      4.23%
Lipper Intermediate Municipal Fund Index        4.55%    4.27%      4.69%
Lehman Municipal Bond Index                     5.43%    5.50%      5.86%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN INTERNATIONAL EQUITY FUND AND THE MORGAN STANLEY EUROPE, AUSTRALIA AND FAR
                             EAST INDEX (EAFE INDEX)

                                [GRAPHIC OMITTED]

      MORGAN STANLEY EUROPE, AUSTRALIA AND     THE JAMESTOWN INTERNATIONAL
           FAR EAST INDEX (EAFE INDEX)                 EQUITY FUND
      ------------------------------------     ---------------------------

               DATE      VALUE                        DATE      VALUE
               ----      -----                        ----      -----
             03/31/97   $10,000                     03/31/97   $10,000
             06/30/97    11,297                     06/30/97    11,580
             09/30/97    11,217                     09/30/97    12,080
             12/31/97    10,339                     12/31/97    11,151
             03/31/98    11,859                     03/31/98    12,967
             06/30/98    11,985                     06/30/98    13,574
             09/30/98    10,282                     09/30/98    11,702
             12/31/98    12,406                     12/31/98    13,822
             03/31/99    12,579                     03/31/99    14,090
             06/30/99    12,898                     06/30/99    14,711
             09/30/99    13,466                     09/30/99    15,600
             12/31/99    15,753                     12/31/99    19,297
             03/31/00    15,738                     03/31/00    19,635
             06/30/00    15,115                     06/30/00    17,950
             09/30/00    13,896                     09/30/00    16,492
             12/31/00    13,522                     12/31/00    15,358
             03/31/01    11,664                     03/31/01    13,098
             06/30/01    11,542                     06/30/01    12,676
             09/30/01     9,926                     09/30/01    10,386
             12/31/01    10,618                     12/31/01    11,170
             03/31/02    10,672                     03/31/02    11,309
             06/30/02    10,446                     06/30/02    10,805
             09/30/02     8,384                     09/30/02     8,488
             12/31/02     8,926                     12/31/02     8,916
             03/31/03     8,193                     03/31/03     8,009
             06/30/03     9,772                     06/30/03     9,520
             09/30/03    10,565                     09/30/03    10,116
             12/31/03    12,368                     12/31/03    11,571
             03/31/04    12,904                     03/31/04    12,031
             06/30/04    12,932                     06/30/04    11,980
             09/30/04    12,896                     09/30/04    11,660
             12/31/04    14,872                     12/31/04    13,491
             03/31/05    14,848                     03/31/05    13,295
             06/30/05    14,700                     06/30/05    12,884
             09/30/05    16,225                     09/30/05    14,327
             12/31/05    16,887                     12/31/05    15,222
             03/31/06    18,475                     03/31/06    16,559
             06/30/06    18,604                     06/30/06    16,442
             09/30/06    19,335                     09/30/06    17,013
             12/31/06    21,337                     12/31/06    18,384
             03/31/07    22,207                     03/31/07    18,854

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                             Average Annual Total Returns(a)
                                           (for periods ended March 31, 2007)

                                               1 YEAR   5 YEARS   10 YEARS
The Jamestown International Equity Fund        13.86%    10.76%     6.55%
Morgan Stanley Europe, Australia and
  Far East Index (EAFE Index)                  20.20%    15.78%     8.31%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN BALANCED FUND
PORTFOLIO INFORMATION
MARCH 31, 2007 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                         % OF
--------------------------------     TEN LARGEST EQUITY HOLDINGS      NET ASSETS
                                     -------------------------------------------
[GRAPHIC OMITTED]                    Cisco Systems, Inc.                  1.9%
                                     General Electric Company             1.8%
Cash Equivalents    0.9%             PepsiCo, Inc.                        1.6%
Fixed Income       30.1%             Microsoft Corporation                1.5%
Common Stocks      69.0%             American International Group         1.3%
                                     AT&T, Inc.                           1.3%
                                     Bank of America Corporation          1.3%
                                     Thermo Fisher Scientific, Inc.       1.2%
                                     Oracle Corporation                   1.1%
                                     ITT Corporation                      1.1%


EQUITY INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX (69.0% OF NET ASSETS)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                THE
                             JAMESTOWN
                              BALANCED   S&P 500
                                FUND      INDEX
------------------------------------------------
Consumer Discretionary          9.4%      10.5%
Consumer Staples                7.4%       9.6%
Energy                          7.6%      10.1%
Financials                     20.5%      21.6%
Health Care                    14.5%      11.9%
Industrials                    14.4%      10.9%
Information Technology         19.7%      14.9%
Materials                       3.5%       3.1%
Telecommunication Services      3.0%       3.7%
Utilities                       0.0%       3.7%


FIXED-INCOME PORTFOLIO ( 30.1% OF NET ASSETS)    SECTOR BREAKDOWN
---------------------------------------------    -------------------------------
Average Weighted Maturity (Years)       4.54     U.S. Treasury             8.9%
Average Duration (Years)                3.55     U.S. Government Agency   20.7%
Average Coupon                          5.71%    Mortgage-Backed          20.5%
Average Yield to Maturity               5.18%    Corporate                46.7%
                                                 Municipal                 1.7%
                                                 Regional Authority        1.5%


              CREDIT QUALITY           % OF FIXED INCOME PORTFOLIO
              ----------------------------------------------------
              AAA                                  2.5%
              AA                                   9.4%
              A                                   30.6%
              BAA                                  8.7%
              U.S. Treasury                        8.7%
              U.S. Government Agency              40.1%

THE JAMESTOWN EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2007 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                         % OF
--------------------------------     TEN LARGEST HOLDINGS             NET ASSETS
                                     -------------------------------------------
[GRAPHIC OMITTED]                    Cisco Systems, Inc.                 2.7%
                                     General Electric Company            2.6%
Cash Equivalents    0.4%             PepsiCo, Inc.                       2.3%
Stocks             99.6%             Microsoft Corporation               2.1%
                                     AT&T, Inc.                          2.0%
                                     American International Group        1.8%
                                     Thermo Fisher Scientific, Inc.      1.8%
                                     Bank of America Corporation         1.8%
                                     Oracle Corporation                  1.7%
                                     ITT Corporation                     1.6%


SECTOR CONCENTRATION VS. THE S&P 500 INDEX
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                                                THE
                                                             JAMESTOWN
                                                               EQUITY    S&P 500
                                                                FUND      INDEX
--------------------------------------------------------------------------------
Consumer Discretionary                                          9.5%      10.5%
Consumer Staples                                                6.8%       9.6%
Energy                                                          7.5%      10.1%
Financials                                                     20.4%      21.6%
Health Care                                                    14.5%      11.9%
Industrials                                                    14.2%      10.9%
Information Technology                                         19.4%      14.9%
Materials                                                       3.6%       3.1%
Telecommunication Services                                      3.1%       3.7%
Utilities                                                       0.0%       3.7%
Cash Equivalents                                                1.0%       0.0%

THE JAMESTOWN SELECT FUND
PORTFOLIO INFORMATION
MARCH 31, 2007 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                         % OF
-------------------------------     TEN LARGEST HOLDINGS              NET ASSETS
                                    --------------------------------------------
        [GRAPHIC OMITTED]           Medco Health Solutions, Inc.         1.8%
                                    Goldman Sachs Group, Inc.            1.7%
Cash Equivalents        0.5%        J.C. Penney Company, Inc.            1.7%
Stocks                 99.5%        Terex Corporation                    1.6%
                                    Kroger Company                       1.6%
                                    Sherwin-Williams Company             1.6%
                                    Grant Prideco, Inc.                  1.6%
                                    CIGNA Corporation                    1.5%
                                    Morgan Stanley                       1.5%
                                    MEMC Electronic Materials, Inc.      1.5%

SECTOR CONCENTRATION VS. THE S&P 500 INDEX
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                                               THE
                                                            JAMESTOWN
                                                              SELECT    S&P 500
                                                               FUND      INDEX
--------------------------------------------------------------------------------
Consumer Discretionary                                        14.0%      10.5%
Consumer Staples                                               8.4%       9.6%
Energy                                                         7.2%      10.1%
Financials                                                    18.7%      21.6%
Health Care                                                   12.2%      11.9%
Industrials                                                   10.9%      10.9%
Information Technology                                        19.8%      14.9%
Materials                                                      5.5%       3.1%
Telecommunication Services                                     1.5%       3.7%
Utilities                                                      1.3%       3.7%
Cash Equivalents                                               0.5%       0.0%

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO INFORMATION
MARCH 31, 2007 (UNAUDITED)
================================================================================

        CHARACTERISTICS             MATURITY BREAKDOWN (% OF PORTFOLIO)
       (WEIGHTED AVERAGE)           --------------------------------------------
-------------------------------
Current Yield             3.42%                   [GRAPHIC OMITTED]
Tax-Equivalent Yield*     5.26%
Average Maturity      4.5 years           0-2 Years                     25%
Average Duration      3.8 years           2-5 Years                     31%
Average Quality             AA+           5-10 Years                    44%
Number of Issues             40

*     Assumes a maximum 35.0% federal tax rate.

CREDIT QUALITY (% OF PORTFOLIO)     SECTOR DIVERSIFICATION (% OF PORTFOLIO)
-------------------------------     --------------------------------------------

       [GRAPHIC OMITTED]                       [GRAPHIC OMITTED]

AAA            62.3%                Revenues                           56.5%
AA             37.7%                Government Guaranteed              29.3%
                                    Floating Rate Notes                 2.6%
                                    General Obligations                11.6%

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2007 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                         % OF
-------------------------------   TEN LARGEST HOLDINGS     COUNTRY    NET ASSETS
                                  ----------------------------------------------
       [GRAPHIC OMITTED]          Mitsubishi Estate
                                    Company Ltd.            Japan         2.8%
Cash Equivalents    3.3%          Koninkijke (Royal)
Stocks             96.7%            KPN NV               Netherlands      2.4%
                                  Repsol YPF SA             Spain         2.3%
                                  GlaxoSmithKline PLC  United Kingdom     2.2%
                                  Suez SA                  France         2.0%
                                  Land Securities
                                    Group PLC          United Kingdom     2.0%
                                  ENI SpA                   Italy         1.9%
                                  SAP AG                   Germany        1.9%
                                  Siemens AG               Germany        1.8%
                                  Mitsubishi UFJ Financial
                                    Group, Inc.             Japan         1.8%


GEOGRAPHIC DIVERSIFICATION VS. THE MORGAN STANLEY EAFE INDEX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                  THE JAMESTOWN    MORGAN
                   INTERNATIONAL   STANLEY
                      EQUITY         EAFE
                       FUND         INDEX
                   -----------------------
Denmark                 0.8%         8.9%
Finland                 1.2%         1.5%
France                 10.3%        10.0%
Germany                10.8%         7.7%
Greece                  1.1%         0.7%
Italy                   4.8%         3.8%
Japan                  24.7%        22.5%
Netherlands             7.7%         3.5%
Norway                  1.0%         1.0%
Poland                  0.3%         0.0%
Portugal                0.6%         0.4%
Singapore               1.5%         1.0%
South Korea             0.8%         0.0%
Spain                   3.3%         4.0%
Sweden                  2.4%         2.6%
Switzerland             5.7%         6.6%
United Kingdom         19.7%        23.6%
Other                   0.0%         2.2%
Cash Equivalents        3.3%         0.0%

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2007
==========================================================================================================================
                                                                                                JAMESTOWN      JAMESTOWN
                                                   JAMESTOWN      JAMESTOWN      JAMESTOWN     TAX EXEMPT    INTERNATIONAL
                                                    BALANCED        EQUITY         SELECT       VIRGINIA         EQUITY
                                                      FUND           FUND           FUND          FUND            FUND
--------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities:
    At acquisition cost........................   $37,251,479   $  28,661,238   $19,001,275   $ 28,203,746   $  17,279,454
                                                  ===========   =============   ===========   ============   =============
    At value (Note 1)..........................   $45,486,799   $  37,359,283   $19,789,306   $ 28,646,667   $  25,143,381
  Cash.........................................            --              --            --             --         768,891
  Cash denominated in
    foreign currency(a) (Note 5)...............            --              --            --             --          62,062
  Dividends and interest receivable............       202,662          35,676        14,124        376,739          61,679
  Receivable for investment securities sold....       349,543         414,711       240,152             --              --
  Receivable for capital shares sold...........            --          12,910            --             --              --
  Other assets.................................         1,190           5,767         8,397          6,376           1,306
                                                  -----------   -------------   -----------   ------------   -------------
    TOTAL ASSETS...............................    46,040,194      37,828,347    20,051,979     29,029,782      26,037,319
                                                  -----------   -------------   -----------   ------------   -------------

LIABILITIES
  Distributions payable........................       117,436         170,157            --         14,391              --
  Payable for securities purchased.............       412,868         487,184       824,739             --          11,893
  Payable for capital shares redeemed..........        11,953          17,875            --         22,037              --
  Accrued investment advisory fees (Note 3)....        25,054          20,373        11,803          8,380          18,460
  Accrued administration fees (Note 3).........         5,300           4,400         4,000          3,600           4,300
  Accrued compliance fees (Note 3).............           550             500           400            450             600
  Net unrealized depreciation on
    forward foreign currency
    exchange contracts (Note 6)................            --              --            --             --               9
  Other accrued expenses.......................         6,777               3         1,891             --          12,243
                                                  -----------   -------------   -----------   ------------   -------------
      TOTAL LIABILITIES........................       579,938         700,492       842,833         48,858          47,505
                                                  -----------   -------------   -----------   ------------   -------------

NET ASSETS.....................................   $45,460,256   $  37,127,855   $19,209,146   $ 28,980,924   $  25,989,814
                                                  ===========   =============   ===========   ============   =============

Net assets consist of:
  Paid-in capital..............................   $37,253,297   $  28,460,644   $18,376,352   $ 28,518,201   $  33,584,050
  Accumulated undistributed net
    investment income..........................        14,151           3,383            --         13,101              --
  Accumulated net realized gains (losses)
    from security transactions.................       (42,512)        (34,217)       44,763          6,701     (15,459,107)
  Net unrealized appreciation on investments...     8,235,320       8,698,045       788,031        442,921       7,863,927
  Net unrealized appreciation on translation
    of assets and liabilities in foreign
    currencies.................................            --              --            --             --             944
                                                  -----------   -------------   -----------   ------------   -------------
Net assets.....................................   $45,460,256   $  37,127,855   $19,209,146   $ 28,980,924   $  25,989,814
                                                  ===========   =============   ===========   ============   =============
Shares of beneficial interest outstanding
  (unlimited number of shares authorized,
  no par value)................................     3,128,473       2,049,287     1,789,132      2,880,038       1,799,722
                                                  ===========   =============   ===========   ============   =============

Net asset value, offering price and redemption
  price per share(b)...........................   $     14.53   $       18.12   $     10.74   $      10.06   $       14.44
                                                  ===========   =============   ===========   ============   =============

(a) For Jamestown International Equity Fund, the cost of cash denominated in foreign currency is $61,676.

(b) For Jamestown International Equity Fund, redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2007 (a)
=============================================================================================================
                                                                                   JAMESTOWN      JAMESTOWN
                                            JAMESTOWN     JAMESTOWN   JAMESTOWN    TAX EXEMPT   INTERNATIONAL
                                             BALANCED      EQUITY       SELECT      VIRGINIA       EQUITY
                                               FUND         FUND        FUND          FUND          FUND
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends ............................   $   526,627   $  556,151    $ 93,381   $    18,541     $  503,731
  Foreign withholding taxes on dividends          (705)        (798)         --            --        (62,190)
  Interest .............................       857,023        8,751          --     1,289,700         18,045
                                           -----------   ----------    --------   -----------     ----------
    TOTAL INVESTMENT INCOME ............     1,382,945      564,104      93,381     1,308,241        459,586
                                           -----------   ----------    --------   -----------     ----------

EXPENSES
  Investment advisory fees (Note 3) ....       333,469      256,100      44,864       120,199        234,799
  Administration fees (Note 3) .........        69,796       55,408      14,000        43,775         46,886
  Professional fees ....................        19,087       16,783       1,257        14,583         18,382
  Trustees' fees and expenses ..........        12,513       12,513       6,703        12,513         12,513
  Custodian fees .......................        11,004        8,381      11,776         5,056         43,233
  Pricing costs ........................         8,764        2,018         810         5,792         31,693
  Compliance consulting fees (Note 3) ..         6,740        5,662       2,043         4,977          5,623
  Postage and supplies .................         5,680        6,672       1,939         4,696          5,011
  Registration fees ....................         3,159        3,837       1,833         1,343          4,412
  Printing of shareholder reports ......         3,147        4,734         825         1,868          2,393
  Insurance expense ....................         4,118        3,229          --         2,434          1,828
  Other expenses .......................         4,518        7,199       2,517         8,137          5,380
                                           -----------   ----------    --------   -----------     ----------
    TOTAL EXPENSES .....................       481,995      382,536      88,567       225,373        412,153
  Fees waived by the Adviser (Note 3) ..            --           --     (13,793)      (18,030)       (74,042)
  Expenses reimbursed through a directed
    brokerage arrangement (Note 4) .....       (24,000)     (24,000)         --            --             --
                                           -----------   ----------    --------   -----------     ----------
    NET EXPENSES .......................       457,995      358,536      74,774       207,343        338,111
                                           -----------   ----------    --------   -----------     ----------

NET INVESTMENT INCOME ..................       924,950      205,568      18,607     1,100,898        121,475
                                           -----------   ----------    --------   -----------     ----------

REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS
  AND FOREIGN CURRENCIES (NOTE 5)
  Net realized gains from:
    Security transactions ..............     3,640,165    3,061,081      47,884        20,776        916,382
    Foreign currency transactions ......            --           --          --            --          1,717
  Net change in unrealized appreciation/
    depreciation on:
    Investments ........................    (1,428,467)    (687,674)    788,031        13,207      2,074,541
    Foreign currency translation .......            --           --          --            --            897
                                           -----------   ----------    --------   -----------     ----------

NET REALIZED AND UNREALIZED
  GAINS ON INVESTMENTS
  AND FOREIGN CURRENCIES ...............     2,211,698    2,373,407     835,915        33,983      2,993,537
                                           -----------   ----------    --------   -----------     ----------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS .....................   $ 3,136,648   $2,578,975    $854,522   $ 1,134,881     $3,115,012
                                           ===========   ==========    ========   ===========     ==========

(a) Except for the Jamestown Select Fund, which represents the period from the commencement of operations (October 31, 2006) through March 31, 2007.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================================
                                                         JAMESTOWN                     JAMESTOWN
                                                       BALANCED FUND                  EQUITY FUND
                                                --------------------------------------------------------
                                                    YEAR           YEAR           YEAR          YEAR
                                                    ENDED         ENDED           ENDED         ENDED
                                                  MARCH 31,      MARCH 31,      MARCH 31,     MARCH 31,
                                                    2007           2006           2007          2006
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income .....................   $    924,950   $  1,074,156   $    205,568   $   152,092
  Net realized gains on security transactions      3,640,165      3,960,067      3,061,081     3,030,933
  Net change in unrealized appreciation/
    depreciation on investments .............     (1,428,467)       475,466       (687,674)    1,861,077
                                                ------------   ------------   ------------   -----------
Net increase in net assets from operations ..      3,136,648      5,509,689      2,578,975     5,044,102
                                                ------------   ------------   ------------   -----------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ................       (956,689)    (1,102,478)      (203,630)     (151,097)
  From net realized gains from
    security transactions ...................     (3,490,662)    (3,872,793)    (3,027,251)   (3,031,520)
                                                ------------   ------------   ------------   -----------
Net decrease in net assets from
  distributions to shareholders .............     (4,447,351)    (4,975,271)    (3,230,881)   (3,182,617)
                                                ------------   ------------   ------------   -----------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold .................        733,118      2,477,785      1,955,767     1,520,283
  Net asset value of shares issued in
    reinvestment of distributions to
    shareholders ............................      4,156,986      4,684,832      2,926,496     2,887,949
  Payments for shares redeemed ..............    (14,998,174)   (13,052,698)    (9,872,194)   (5,752,829)
                                                ------------   ------------   ------------   -----------
Net decrease in net assets from
  capital share transactions ................    (10,108,070)    (5,890,081)    (4,989,931)   (1,344,597)
                                                ------------   ------------   ------------   -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS .............................    (11,418,773)    (5,355,663)    (5,641,837)      516,888

NET ASSETS
  Beginning of year .........................     56,879,029     62,234,692     42,769,692    42,252,804
                                                ------------   ------------   ------------   -----------
  End of year ...............................   $ 45,460,256   $ 56,879,029   $ 37,127,855   $42,769,692
                                                ============   ============   ============   ===========

ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED)
  NET INVESTMENT INCOME .....................   $     14,151   $    (37,454)  $      3,383   $     1,445
                                                ============   ============   ============   ===========

CAPITAL SHARE ACTIVITY
  Sold ......................................         49,158        165,132        105,603        82,920
  Reinvested ................................        283,046        313,505        160,560       160,456
  Redeemed ..................................     (1,002,168)      (850,187)      (534,434)     (314,377)
                                                ------------   ------------   ------------   -----------
  Net decrease in shares outstanding ........       (669,964)      (371,550)      (268,271)      (71,001)
  Shares outstanding, beginning of year .....      3,798,437      4,169,987      2,317,558     2,388,559
                                                ------------   ------------   ------------   -----------
  Shares outstanding, end of year ...........      3,128,473      3,798,437      2,049,287     2,317,558
                                                ============   ============   ============   ===========

See accompanying notes to financial statements.

THE JAMESTOWN SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
======================================================================================================
                                                                                             PERIOD
                                                                                              ENDED
                                                                                            MARCH 31,
                                                                                             2007 (a)
------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ................................................................   $    18,607
  Net realized gains on security transactions ..........................................        47,884
  Net change in unrealized appreciation/depreciation on investments ....................       788,031
                                                                                           -----------
Net increase in net assets from operations .............................................       854,522
                                                                                           -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...........................................................       (18,607)
  From net realized gain from security transaction .....................................        (3,121)
                                                                                           -----------
  Net decrease in net assets from distributions to shareholders ........................       (21,728)
                                                                                           -----------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ............................................................    18,357,722
  Net asset value of shares issued in reinvestment of distributions to shareholders ....        21,278
  Payments for shares redeemed .........................................................        (2,648)
                                                                                           -----------
Net increase in net assets from capital share transactions .............................    18,376,352
                                                                                           -----------

TOTAL INCREASE IN NET ASSETS ...........................................................    19,209,146

NET ASSETS
  Beginning of period ..................................................................            --
                                                                                           -----------
  End of period ........................................................................   $19,209,146
                                                                                           ===========

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME ........................................   $        --
                                                                                           ===========

CAPITAL SHARE ACTIVITY
  Sold .................................................................................     1,787,340
  Reinvested ...........................................................................         2,042
  Redeemed .............................................................................          (250)
                                                                                           -----------
  Net increase in shares outstanding ...................................................     1,789,132
  Shares outstanding, beginning of period ..............................................            --
                                                                                           -----------
  Shares outstanding, end of period ....................................................     1,789,132
                                                                                           ===========

(a) Represents the period from the commencement of operations (October 31, 2006) through March 31, 2007.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
============================================================================================================
                                                          JAMESTOWN TAX EXEMPT             JAMESTOWN
                                                             VIRGINIA FUND         INTERNATIONAL EQUITY FUND
                                                       -------------------------   -------------------------
                                                           YEAR          YEAR          YEAR         YEAR
                                                          ENDED         ENDED         ENDED         ENDED
                                                        MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
                                                           2007          2006          2007          2006
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ............................   $ 1,100,898   $ 1,091,469   $   121,475   $   175,330
  Net realized gains (losses) from:
    Security transactions ..........................        20,776        26,160       916,382       939,193
    Foreign currency transactions ..................            --            --         1,717        (2,031)
  Net change in unrealized appreciation/
    depreciation on:
    Investments ....................................        13,207      (554,553)    2,074,541     3,281,131
    Foreign currency translation ...................            --            --           897            62
                                                       -----------   -----------   -----------   -----------
Net increase in net assets from operations .........     1,134,881       563,076     3,115,012     4,393,685
                                                       -----------   -----------   -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .......................    (1,070,348)   (1,089,001)     (138,528)     (164,170)
  From net realized gains from
    security transactions ..........................       (36,397)           --            --            --
  In excess of net investment income ...............            --            --        (6,400)           --
                                                       -----------   -----------   -----------   -----------
Net decrease in net assets from distributions
  to shareholders ..................................    (1,106,745)   (1,089,001)     (144,928)     (164,170)
                                                       -----------   -----------   -----------   -----------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ........................     2,492,050     1,971,725     3,834,061       764,281
  Net asset value of shares issued in reinvestment
    of distributions to shareholders ...............       879,398       867,903       138,102       161,289
  Proceeds from redemption
    fees collected (Note 1) ........................            --            --           290             5
  Payments for shares redeemed .....................    (4,840,151)   (3,451,665)   (2,552,645)   (3,820,953)
                                                       -----------   -----------   -----------   -----------
Net increase (decrease) in net assets from
  capital share transactions .......................    (1,468,703)     (612,037)    1,419,808    (2,895,378)
                                                       -----------   -----------   -----------   -----------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS .......................................    (1,440,567)   (1,137,962)    4,389,892     1,334,137

NET ASSETS
  Beginning of year ................................    30,421,491    31,559,453    21,599,922    20,265,785
                                                       -----------   -----------   -----------   -----------
  End of year ......................................   $28,980,924   $30,421,491   $25,989,814   $21,599,922
                                                       ===========   ===========   ===========   ===========

ACCUMULATED UNDISTRIBUTED NET
  INVESTMENT INCOME ................................   $    13,101   $    10,932   $        --   $    15,336
                                                       ===========   ===========   ===========   ===========

CAPITAL SHARE ACTIVITY
  Sold .............................................       247,500       193,535       284,512        64,093
  Reinvested .......................................        87,361        85,055        10,317        14,029
  Redeemed .........................................      (481,104)     (338,953)     (188,193)     (347,821)
                                                       -----------   -----------   -----------   -----------
  Net increase (decrease) in shares outstanding ....      (146,243)      (60,363)      106,636      (269,699)
  Shares outstanding, beginning of year ............     3,026,281     3,086,644     1,693,086     1,962,785
                                                       -----------   -----------   -----------   -----------
  Shares outstanding, end of year ..................     2,880,038     3,026,281     1,799,722     1,693,086
                                                       ===========   ===========   ===========   ===========

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
====================================================================================================
                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------
                                                                  YEARS ENDED MARCH 31,
                                                     -----------------------------------------------
                                                       2007      2006      2005      2004      2003
----------------------------------------------------------------------------------------------------
Net asset value at beginning of year .............   $ 14.97   $ 14.92   $ 15.40   $ 13.76   $ 15.66
                                                     -------   -------   -------   -------   -------

Income (loss) from investment operations:
  Net investment income ..........................      0.27      0.26      0.29      0.27      0.31
  Net realized and unrealized gains
      (losses) on investments ....................      0.69      1.06      0.14      2.48     (1.88)
                                                     -------   -------   -------   -------   -------
Total from investment operations .................      0.96      1.32      0.43      2.75     (1.57)
                                                     -------   -------   -------   -------   -------

Less distributions:
  Dividends from net investment income ...........     (0.29)    (0.27)    (0.30)    (0.29)    (0.33)
  Distributions from net realized gains ..........     (1.11)    (1.00)    (0.61)    (0.82)       --
                                                     -------   -------   -------   -------   -------
Total distributions ..............................     (1.40)    (1.27)    (0.91)    (1.11)    (0.33)
                                                     -------   -------   -------   -------   -------

Net asset value at end of year ...................   $ 14.53   $ 14.97   $ 14.92   $ 15.40   $ 13.76
                                                     =======   =======   =======   =======   =======

Total return (a) .................................      6.57%     9.14%     2.83%    20.29%   (10.06%)
                                                     =======   =======   =======   =======   =======

Net assets at end of year (000's) ................   $45,460   $56,879   $62,235   $63,838   $65,339
                                                     =======   =======   =======   =======   =======

Ratio of gross expenses to average net assets ....      0.94%     0.93%     0.92%     0.91%     0.90%

Ratio of net expenses to average net assets(b) ...      0.89%     0.89%     0.88%     0.88%     0.87%

Ratio of net investment income to
  average net assets .............................      1.80%     1.72%     1.87%     1.77%     2.12%

Portfolio turnover rate ..........................        40%       49%       29%       36%       38%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
====================================================================================================
                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------
                                                                  YEARS ENDED MARCH 31,
                                                     -----------------------------------------------
                                                       2007      2006      2005      2004      2003
----------------------------------------------------------------------------------------------------
Net asset value at beginning of year .............   $ 18.45   $ 17.69   $ 18.28   $ 14.47   $ 18.40
                                                     -------   -------   -------   -------   -------

Income (loss) from investment operations:
  Net investment income ..........................      0.10      0.07      0.12      0.05      0.04
  Net realized and unrealized gains
    (losses) on investments ......................      1.15      2.11      0.65      4.30     (3.93)
                                                     -------   -------   -------   -------   -------
Total from investment operations .................      1.25      2.18      0.77      4.35     (3.89)
                                                     -------   -------   -------   -------   -------

Less distributions:
  Dividends from net investment income ...........     (0.10)    (0.07)    (0.12)    (0.05)    (0.04)
  Distributions from net realized gains ..........     (1.48)    (1.35)    (1.24)    (0.49)       --
                                                     -------   -------   -------   -------   -------
Total distributions ..............................     (1.58)    (1.42)    (1.36)    (0.54)    (0.04)
                                                     -------   -------   -------   -------   -------

Net asset value at end of year ...................   $ 18.12   $ 18.45   $ 17.69   $ 18.28   $ 14.47
                                                     =======   =======   =======   =======   =======

Total return(a) ..................................      6.92%    12.69%     4.34%    30.10%   (21.15%)
                                                     =======   =======   =======   =======   =======

Net assets at end of year (000's) ................   $37,128   $42,770   $42,253   $50,187   $38,619
                                                     =======   =======   =======   =======   =======

Ratio of gross expenses to average net assets ....      0.97%     0.97%     0.95%     0.94%     0.96%

Ratio of net expenses to average net assets(b) ...      0.91%     0.92%     0.90%     0.88%     0.89%

Ratio of net investment income
  to average net assets ..........................      0.52%     0.36%     0.63%     0.27%     0.25%

Portfolio turnover rate ..........................        53%       60%       34%       52%       60%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN SELECT FUND
FINANCIAL HIGHLIGHTS
================================================================================
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                                                     PERIOD
                                                                      ENDED
                                                                    MARCH 31,
                                                                     2007 (a)
-----------------------------------------------------------------------------
Net asset value at beginning of period ..........................    $ 10.00
                                                                     -------

Income (loss) from investment operations:
  Net investment income .........................................       0.01
  Net realized and unrealized gains on investments ..............       0.75
                                                                     -------
Total from investment operations ................................       0.76
                                                                     -------

Less distributions:
  Dividends from net investment income ..........................      (0.02)
                                                                     -------

Net asset value at end of period ................................    $ 10.74
                                                                     =======

Total return(b) .................................................       7.55%(c)
                                                                     =======

Net assets at end of year (000's) ...............................    $19,209
                                                                     =======

Ratio of net expenses to average net assets(e) ..................       1.25%(d)

Ratio of net investment income to average net assets ............       0.31%(d)

Portfolio turnover rate .........................................         46%(c)

(a) Represents the period from the commencement of operations (October 31, 2006) through March 31, 2007.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d)   Annualized.

(e) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.47%(d) for the period ended March 31, 2007.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================
                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------
                                                                   YEARS ENDED MARCH 31,
                                                     --------------------------------------------------
                                                       2007      2006      2005      2004        2003
-------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .............   $ 10.05   $ 10.22   $ 10.57   $ 10.56     $ 10.12
                                                     -------   -------   -------   -------     -------

Income (loss) from investment operations:
  Net investment income ..........................      0.37      0.36      0.37      0.37        0.38
  Net realized and unrealized gains
    (losses) on investments ......................      0.01     (0.17)    (0.35)     0.00(a)     0.44
                                                     -------   -------   -------   -------     -------
Total from investment operations .................      0.38      0.19      0.02      0.37        0.82
                                                     -------   -------   -------   -------     -------
Less distributions:
  Dividends from net investment income ...........     (0.36)    (0.36)    (0.37)    (0.36)      (0.38)
  Distributions from net realized gains ..........     (0.01)       --        --        --          --
                                                     -------   -------   -------   -------     -------
Total distributions ..............................     (0.37)    (0.36)    (0.37)    (0.36)      (0.38)
                                                     -------   -------   -------   -------     -------

Net asset value at end of year ...................   $ 10.06   $ 10.05   $ 10.22   $ 10.57     $ 10.56
                                                     =======   =======   =======   =======     =======

Total return(b) ..................................      3.85%     1.83%     0.19%     3.61%       8.24%
                                                     =======   =======   =======   =======     =======

Net assets at end of year (000's) ................   $28,981   $30,421   $31,559   $33,602     $36,424
                                                     =======   =======   =======   =======     =======

Ratio of net expenses to average net assets(c) ...      0.69%     0.69%     0.69%     0.69%       0.69%

Ratio of net investment income to
  average net assets .............................      3.66%     3.50%     3.60%     3.46%       3.68%

Portfolio turnover rate ..........................        10%       22%       15%       43%         28%

(a)   Represents less than a penny per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 0.75%, 0.73%, 0.72%, 0.74% and 0.70% for the years ended March 31, 2007, 2006, 2005,
      2004 and 2003, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
============================================================================================================
                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------
                                                                        YEARS ENDED MARCH 31,
                                                       -----------------------------------------------------
                                                         2007        2006        2005      2004        2003
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............   $ 12.76     $ 10.33     $  9.42   $  6.31     $  8.98
                                                       -------     -------     -------   -------     -------

Income (loss) from investment operations:
  Net investment income ............................      0.07        0.10        0.08      0.05        0.06
  Net realized and unrealized gains (losses)
    on investments and foreign currencies ..........      1.69        2.43        0.91      3.12       (2.69)
                                                       -------     -------     -------   -------     -------
Total from investment operations ...................      1.76        2.53        0.99      3.17       (2.63)
                                                       -------     -------     -------   -------     -------

Less distributions:
  Dividends from net investment income .............     (0.08)      (0.10)      (0.08)    (0.05)      (0.05)
  Distributions from net realized gains ............        --          --          --     (0.01)         --
                                                       -------     -------     -------   -------     -------
Total distributions ................................     (0.08)      (0.10)      (0.08)    (0.06)      (0.05)
                                                       -------     -------     -------   -------     -------

Proceeds from redemption fees collected (Note 1) ...      0.00(a)     0.00(a)       --      0.00(a)     0.01
                                                       -------     -------     -------   -------     -------

Net asset value at end of year .....................   $ 14.44     $ 12.76     $ 10.33   $  9.42     $  6.31
                                                       =======     =======     =======   =======     =======

Total return(b) ....................................     13.86%      24.54%      10.51%    50.22%     (29.18%)
                                                       =======     =======     =======   =======     =======

Net assets at end of year (000's) ..................   $25,990     $21,600     $20,266   $21,158     $21,308
                                                       =======     =======     =======   =======     =======

Ratio of net expenses to average net assets(c) .....      1.44%       1.44%       1.43%     1.38%       1.38%

Ratio of net investment income
  to average net assets ............................      0.52%       0.89%       0.78%     0.57%       0.60%

Portfolio turnover rate ............................        13%         13%        111%       78%         56%

(a)   Represents less than a penny per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.75%, 1.87%, 1.92%, 1.77% and 1.70% for the years ended March 31, 2007, 2006, 2005,
      2004 and 2003, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2007
================================================================================
SHARES   COMMON STOCKS -- 69.0%                                         VALUE
--------------------------------------------------------------------------------
         CONSUMER DISCRETIONARY -- 6.5%
 4,500   J.C. Penney Company, Inc. ................................ $   369,720
10,000   Lowe's Companies, Inc. ...................................     314,900
11,000   McDonald's Corporation....................................     495,550
 2,200   Sears Holdings Corporation (a)............................     396,352
19,000   Staples, Inc. ............................................     490,960
 8,000   Target Corporation........................................     474,080
12,000   Walt Disney Company (The).................................     413,160
                                                                    -----------
                                                                      2,954,722
                                                                    -----------
         CONSUMER STAPLES -- 5.1%
 8,700   Coca-Cola Company (The)...................................     417,600
15,000   CVS Corporation...........................................     512,100
11,300   PepsiCo, Inc. ............................................     718,228
 7,500   Procter & Gamble Company (The)............................     473,700
 6,000   Sysco Corporation.........................................     202,980
                                                                    -----------
                                                                      2,324,608
                                                                    -----------
         ENERGY -- 5.3%
 6,500   Chevron Corporation.......................................     480,740
 4,500   Exxon Mobil Corporation...................................     339,525
 5,300   GlobalSantaFe Corporation.................................     326,904
 5,000   Noble Corporation.........................................     393,400
 7,200   Schlumberger Ltd. ........................................     497,520
 7,500   Smith International, Inc. ................................     360,375
                                                                    -----------
                                                                      2,398,464
                                                                    -----------
         FINANCIALS -- 14.2%
 8,800   American International Group, Inc. .......................     591,536
11,500   Bank of America Corporation...............................     586,730
 9,200   Chubb Corporation (The)...................................     475,364
 8,200   CIT Group, Inc. ..........................................     433,944
 3,950   Franklin Resources, Inc. .................................     477,279
 1,500   Goldman Sachs Group, Inc. ................................     309,945
 8,800   JPMorgan Chase & Company .................................     425,744
 5,775   Lehman Brothers Holdings, Inc. ...........................     404,654
 6,000   Merrill Lynch & Company, Inc. ............................     490,020
 7,500   MetLife, Inc. ............................................     473,625
 5,900   Morgan Stanley............................................     464,684
 5,250   Prudential Financial, Inc.  ..............................     473,865
 8,500   Travelers Companies, Inc. (The)...........................     440,045
 7,000   Wachovia Corporation......................................     385,350
                                                                    -----------
                                                                      6,432,785
                                                                    -----------
         HEALTH CARE -- 10.0%
 9,500   Aetna, Inc. ..............................................     416,005
 5,000   Express Scripts, Inc. (a).................................     403,600
 5,000   Genentech, Inc. (a).......................................     410,600
 5,000   Gilead Sciences, Inc. (a).................................     382,500
 6,000   Johnson & Johnson.........................................     361,560
 5,600   McKesson Corporation......................................     327,824
13,000   Teva Pharmaceutical Industries Ltd. - ADR.................     486,590
 9,500   UnitedHealth Group, Inc. .................................     503,215
 6,200   WellPoint, Inc. (a).......................................     502,820

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
SHARES   COMMON STOCKS -- 69.0% (CONTINUED)                             VALUE
--------------------------------------------------------------------------------
         HEALTH CARE -- 10.0% (CONTINUED)
 8,500   Wyeth  ..................................................  $   425,255
 4,000   Zimmer Holdings, Inc. (a)................................      341,640
                                                                    -----------
                                                                      4,561,609
                                                                    -----------
         INDUSTRIALS -- 9.9%
 9,900   Dover Corporation........................................      483,219
23,450   General Electric Company.................................      829,192
 8,500   ITT Corporation .........................................      512,720
 3,200   Lockheed Martin Corporation..............................      310,464
 9,900   Norfolk Southern Corporation.............................      500,940
 4,900   Parker Hannifin Corporation..............................      422,919
 4,600   Textron, Inc. ...........................................      413,080
12,000   Thermo Fisher Scientific, Inc. (a).......................      561,000
 7,200   United Technologies Corporation..........................      468,000
                                                                    -----------
                                                                      4,501,534
                                                                    -----------
         INFORMATION TECHNOLOGY -- 13.6%
 9,000   Accenture Ltd. - Class A ................................      346,860
23,200   Applied Materials, Inc. .................................      425,024
33,000   Cisco Systems, Inc.(a)...................................      842,490
20,000   Corning, Inc. (a)........................................      454,800
   900   Google, Inc. (a).........................................      412,344
 8,600   Harris Corporation.......................................      438,170
10,600   Hewlett-Packard Company..................................      425,484
 5,200   International Business Machines Corporation..............      490,152
 6,400   MEMC Electronic Materials, Inc. (a)......................      387,712
24,000   Microsoft Corporation  ..................................      668,880
28,500   Oracle Corporation (a)...................................      516,705
11,000   Qualcomm, Inc. ..........................................      469,260
18,000   Western Digital Corporation (a)..........................      302,580
                                                                    -----------
                                                                      6,180,461
                                                                    -----------
         MATERIALS -- 2.4%
 3,200   Allegheny Technologies, Inc. ............................      341,408
 8,000   du Pont (E.I.) de Nemours and Company....................      395,440
 5,500   Praxair, Inc. ...........................................      346,280
                                                                    -----------
                                                                      1,083,128
                                                                    -----------
         TELECOMMUNICATIONS SERVICES -- 2.0%
 7,000   America Movil S.A. de C.V. - Series L - ADR..............      334,530
15,000   AT&T, Inc. ..............................................      591,450
                                                                    -----------
                                                                        925,980
                                                                    -----------
         TOTAL COMMON STOCKS (Cost $23,298,203)...................  $31,363,291
                                                                    -----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE    U.S. TREASURY OBLIGATIONS -- 2.7%                           VALUE
--------------------------------------------------------------------------------
             U.S. TREASURY NOTES -- 2.7%
$  500,000   4.00%, due 02/15/2014................................. $   482,344
   750,000   4.25%, due 11/15/2014.................................     732,187
                                                                    -----------
             TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,242,630).....   1,214,531
                                                                    -----------

================================================================================
PAR VALUE    U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.2%                  VALUE
--------------------------------------------------------------------------------
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 5.2%
$  500,000   4.625%, due 12/19/2008................................ $   497,805
 1,000,000   6.625%, due 09/15/2009................................   1,040,501
   300,000   5.125%, due 07/15/2012................................     304,038
   500,000   5.25% due 04/18/2016..................................     509,278
                                                                    -----------
                                                                      2,351,622
                                                                    -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.0%
   250,000   7.25%, due 01/15/2010.................................     265,675
   200,000   5.50%, due 03/15/2011.................................     204,565
                                                                    -----------
                                                                        470,240
                                                                    -----------
             TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
               (Cost $2,744,186)................................... $ 2,821,862
                                                                    -----------

================================================================================
PAR VALUE    MORTGAGE-BACKED SECURITIES -- 6.2%                          VALUE
--------------------------------------------------------------------------------
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.3%
$   15,796   Pool #1471, 7.00%, due 03/01/2008..................... $    15,764
    90,752   Pool #E00616, 6.00%, due 01/01/2014...................      92,258
    32,297   Pool #E90624, 6.00%, due 08/01/2017...................      32,833
   458,349   Pool #A43942, 5.50%, due 03/01/2036...................     453,558
                                                                    -----------
                                                                        594,413
                                                                    -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 4.8%
   250,442   Pool #618465, 5.00%, due 12/01/2016...................     246,963
   328,740   Pool #684231, 5.00%, due 01/01/2018...................     324,174
   297,416   Pool #255455, 5.00%, due 10/01/2024...................     290,149
   485,673   Pool #255702, 5.00%, due 05/01/2025...................     473,479
    66,554   Pool #489757, 6.00%, due 04/01/2029...................      67,047
   318,098   Pool #808413, 5.50%, due 01/01/2035...................     314,755
   453,019   Pool #255813, 5.00%, due 08/01/2035...................     438,127
                                                                    -----------
                                                                      2,154,694
                                                                    -----------
             GOVERNMENT NATIONAL MORTAGE ASSOCIATION -- 0.1%
    45,680   Pool #781344, 6.50%, due 10/01/2031...................      46,868
                                                                    -----------
             TOTAL MORTGAGE-BACKED SECURITIES (Cost $2,822,769).... $ 2,795,975
                                                                    -----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE   CORPORATE BONDS -- 14.0%                                     VALUE
--------------------------------------------------------------------------------
            Alcoa, Inc.,
 $250,000     6.50%, due 06/01/2011................................ $   261,517
            American Express Company,
  150,000     4.875%, due 07/15/2013...............................     147,622
            American International Group, Inc.,
  200,000     5.60%, due 10/18/2016................................     203,395
            Anheuser-Busch Companies, Inc.,
  249,000     5.375%, due 09/15/2008...............................     249,588
            BB&T Corporation,
  325,000     6.50%,  due 08/01/2011...............................     341,246
            Burlington Resources, Inc.,
  350,000     6.68%, due 02/15/2011................................     369,299
            ConocoPhillips,
  200,000     4.75%, due 10/15/2012................................     197,417
            Deutsche Telekom AG,
  300,000     8.00%, due 06/15/2010................................     325,205
            Dover Corporation,
  345,000     6.50%, due 02/15/2011................................     361,255
            Duke Realty L.P., Medium Term Notes,
  390,000     6.75%, due 05/30/2008................................     395,128
            FPL Group Capital, Inc.,
  300,000     7.375%, due 06/01/2009...............................     313,703
            General Dynamics Corporation,
  125,000     4.25%, due 05/15/2013................................     119,425
            Goldman Sachs Group, Inc.,
  350,000     6.65%, due 05/15/2009................................     360,861
            GTE Northwest, Inc.,
  300,000     6.30%, due 06/01/2010................................     308,471
            HSBC Finance Corporation,
  300,000     6.40%, due 06/17/2008................................     303,875
            International Business Machines Corporation,
  175,000     4.375%, due 06/01/2009...............................     173,024
            JPMorgan Chase & Company,
  300,000     6.75%, due 02/01/2011................................     315,482
            May Department Stores Company,
  260,000     5.95%, due 11/01/2008................................     262,626
            Morgan Stanley,
  250,000     5.30%, due 03/01/2013................................     249,686
            SunTrust Banks, Inc.
  300,000     6.00%, due 01/15/2028................................     311,929
            Union Camp Corporation,
  300,000     6.50%, due 11/15/2007................................     301,119
            United Technologies Corporation,
  250,000     6.10%, due 05/15/2012................................     261,758
            Wachovia Corporation,
  250,000     5.25%, due 08/01/2014................................     247,085
                                                                    -----------
            TOTAL CORPORATE BONDS (Cost $6,239,493)................ $ 6,380,716
                                                                    -----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE   MUNICIPAL DEBT SECURITIES -- 0.5%                           VALUE
--------------------------------------------------------------------------------
            Virginia State Resources Authority, Infrastructure,
 $230,000   Revenue, 5.90%, due 05/01/2011 (Cost $233,321).......   $   237,666

================================================================================
PAR VALUE   REGIONAL AUTHORITY BONDS -- 0.5%                            VALUE
--------------------------------------------------------------------------------
            Manitoba (Province of), Medium Term Notes,
 $205,000   5.50%, due 10/01/2008 (Cost $204,755)................   $   206,636

================================================================================
 SHARES     MONEY MARKET FUNDS -- 1.0%                                  VALUE
--------------------------------------------------------------------------------
  466,122   Fidelity Institutional Money Market Portfolio
              (Cost $466,122)....................................   $   466,122
                                                                    -----------
            TOTAL INVESTMENTS AT VALUE -- 100.1%
              (Cost $37,251,479).................................   $45,486,799

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%) .....       (26,543)
                                                                    -----------
            NET ASSETS -- 100.0%.................................   $45,460,256
                                                                    ===========

(a) Non-income producing security.

ADR - American Depositary Receipt.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2007
================================================================================
  SHARES    COMMON STOCKS -- 99.6%                                      VALUE
--------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY -- 9.5%
    5,500   J.C. Penney Company, Inc. ............................. $   451,880
   12,000   Lowe's Companies, Inc. ................................     377,880
   13,000   McDonald's Corporation.................................     585,650
    2,750   Sears Holdings Corporation (a).........................     495,440
   22,200   Staples, Inc. .........................................     573,648
    9,500   Target Corporation.....................................     562,970
   14,175   Walt Disney Company (The)..............................     488,045
                                                                    -----------
                                                                      3,535,513
                                                                    -----------
            CONSUMER STAPLES -- 6.8%
   10,500   Coca-Cola Company (The)................................     504,000
   17,400   CVS Corporation........................................     594,036
   13,500   PepsiCo, Inc. .........................................     858,060
    9,100   Procter & Gamble Company (The).........................     574,756
                                                                    -----------
                                                                      2,530,852
                                                                    -----------
            ENERGY -- 7.5%
    7,700   Chevron Corporation....................................     569,492
    5,000   Exxon Mobil Corporation................................     377,250
    6,300   GlobalSantaFe Corporation..............................     388,584
    5,500   Noble Corporation......................................     432,740
    8,500   Schlumberger Ltd. .....................................     587,350
    9,000   Smith International, Inc. .............................     432,450
                                                                    -----------
                                                                      2,787,866
                                                                    -----------
            FINANCIALS -- 20.5%
   10,200   American International Group, Inc. ....................     685,644
   13,200   Bank of America Corporation ...........................     673,464
   11,000   Chubb Corporation (The)................................     568,370
    9,500   CIT Group, Inc. .......................................     502,740
    4,700   Franklin Resources, Inc. ..............................     567,901
    1,800   Goldman Sachs Group, Inc. .............................     371,934
   10,400   JPMorgan Chase & Company ..............................     503,152
    6,825   Lehman Brothers Holdings, Inc. ........................     478,228
    7,200   Merrill Lynch & Company, Inc. .........................     588,024
    9,000   MetLife, Inc. .........................................     568,350
    6,975   Morgan Stanley.........................................     549,351
    6,200   Prudential Financial, Inc.  ...........................     559,612
   10,300   Travelers Companies, Inc. (The)........................     533,231
    8,500   Wachovia Corporation...................................     467,925
                                                                    -----------
                                                                      7,617,926
                                                                    -----------
            HEALTH CARE -- 14.7%
   12,000   Aetna, Inc. ...........................................     525,480
    5,900   Express Scripts, Inc. (a)..............................     476,248
    5,900   Genentech, Inc. (a)....................................     484,508
    6,300   Gilead Sciences, Inc. (a)..............................     481,950
    7,200   Johnson & Johnson......................................     433,872
    6,600   McKesson Corporation...................................     386,364
   14,900   Teva Pharmaceutical Industries Ltd. - ADR..............     557,707
   10,900   UnitedHealth Group, Inc. ..............................     577,373
    7,300   WellPoint, Inc. (a)....................................     592,030

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 99.6% (CONTINUED)                          VALUE
--------------------------------------------------------------------------------
            HEALTH CARE -- 14.7% (CONTINUED)
   10,000   Wyeth.................................................  $   500,300
    5,000   Zimmer Holdings, Inc. (a).............................      427,050
                                                                    -----------
                                                                      5,442,882
                                                                    -----------
            INDUSTRIALS -- 14.3%
   11,600   Dover Corporation.....................................      566,196
   27,700   General Electric Company..............................      979,472
   10,000   ITT Corporation.......................................      603,200
    3,800   Lockheed Martin Corporation...........................      368,676
   11,500   Norfolk Southern Corporation..........................      581,900
    5,800   Parker Hannifin Corporation...........................      500,598
   14,600   Thermo Fisher Scientific, Inc. (a)....................      682,550
    5,700   Textron, Inc. ........................................      511,860
    7,900   United Technologies Corporation.......................      513,500
                                                                    -----------
                                                                      5,307,952
                                                                    -----------
            INFORMATION TECHNOLOGY -- 19.6%
   10,150   Accenture Ltd. - Class A .............................      391,181
   27,450   Applied Materials, Inc. ..............................      502,884
   39,000   Cisco Systems, Inc. (a)...............................      995,670
   24,800   Corning, Inc. (a).....................................      563,952
    1,050   Google, Inc. (a)......................................      481,068
   10,200   Harris Corporation....................................      519,690
   12,200   Hewlett-Packard Company...............................      489,708
    6,200   International Business Machines Corporation...........      584,412
    7,200   MEMC Electronic Materials, Inc. (a)...................      436,176
   28,000   Microsoft Corporation  ...............................      780,360
   34,000   Oracle Corporation (a)................................      616,420
   13,000   Qualcomm, Inc. .......................................      554,580
   21,000   Western Digital Corporation (a).......................      353,010
                                                                    -----------
                                                                      7,269,111
                                                                    -----------
            MATERIALS -- 3.6%
    4,100   Allegheny Technologies, Inc. .........................      437,429
   10,000   du Pont (E.I.) de Nemours and Company.................      494,300
    6,500   Praxair, Inc. ........................................      409,240
                                                                    -----------
                                                                      1,340,969
                                                                    -----------
            TELECOMMUNICATIONS SERVICES -- 3.1%
    8,500   America Movil S.A. de C.V. - Series L - ADR...........      406,215
   19,000   AT&T, Inc. ...........................................      749,170
                                                                    -----------
                                                                      1,155,385
                                                                    -----------
            TOTAL COMMON STOCKS (Cost $28,290,411)................  $36,988,456
                                                                    -----------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    MONEY MARKET FUNDS -- 1.0%                                  VALUE
--------------------------------------------------------------------------------
  370,827   Fidelity Institutional Money Market Portfolio
              (Cost $370,827)....................................   $   370,827
                                                                    -----------
            TOTAL INVESTMENTS AT VALUE -- 100.6%
              (Cost $28,661,238).................................   $37,359,283

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.6%)......      (231,428)
                                                                    -----------
            NET ASSETS -- 100.0%.................................   $37,127,855
                                                                    ===========

(a) Non-income producing security.

ADR - American Depositary Receipt.

See accompanying notes to financial statements.

THE JAMESTOWN SELECT FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2007
================================================================================
  SHARES    COMMON STOCKS -- 99.5%                                      VALUE
--------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY -- 14.0%
    7,477   American Eagle Outfitters, Inc. .....................   $   224,235
    3,950   J.C. Penney Company, Inc. ...........................       324,532
   10,310   Mattel, Inc. ........................................       284,247
    6,290   McDonald's Corporation...............................       283,365
    4,895   OfficeMax, Inc. .....................................       258,162
    1,460   Sears Holdings Corporation (a).......................       263,034
    4,535   Sherwin-Williams Company (The).......................       299,491
    4,390   Stanley Works (The)..................................       243,030
    4,280   Target Corporation...................................       253,633
    7,460   Walt Disney Company (The)............................       256,848
                                                                    -----------
                                                                      2,690,577
                                                                    -----------
            CONSUMER STAPLES -- 8.4%
    3,070   Altria Group, Inc. ..................................       269,577
    7,120   Archer-Daniels-Midland Company.......................       261,304
    7,590   CVS Corporation......................................       259,123
   10,670   Kroger Company (The).................................       301,428
    3,000   Molson Coors Brewing Company - Class B...............       283,860
    3,800   Procter & Gamble Company (The).......................       240,008
                                                                    -----------
                                                                      1,615,300
                                                                    -----------
            ENERGY -- 7.2%
    4,530   Cameron International Corporation (a)................       284,439
    4,900   ENSCO International, Inc. ...........................       266,560
    4,140   GlobalSantaFe Corporation............................       255,355
    5,990   Grant Prideco, Inc. (a)..............................       298,541
    4,020   Schlumberger, Ltd....................................       277,782
                                                                    -----------
                                                                      1,382,677
                                                                    -----------
            FINANCIALS -- 18.7%
    3,350   American International Group, Inc. ..................       225,187
    7,260   Berkley (W.R.) Corporation...........................       240,451
    4,700   Chubb Corporation (The)..............................       242,849
    4,560   CIT Group, Inc. .....................................       241,315
    1,605   Goldman Sachs Group, Inc. (The)......................       331,641
    2,700   Hartford Financial Services Group, Inc. (The) .......       258,066
    4,770   JPMorgan Chase & Company.............................       230,773
    3,420   Lehman Brothers Holdings, Inc. ......................       239,639
    2,995   Merrill Lynch & Company, Inc. .......................       244,601
    4,535   MetLife, Inc. .......................................       286,385
    3,655   Morgan Stanley.......................................       287,868
    4,000   ProLogis.............................................       259,720
    2,670   Prudential Financial, Inc. ..........................       240,994
    4,985   Travelers Companies, Inc. (The)......................       258,074
                                                                    -----------
                                                                      3,587,563
                                                                    -----------
            HEALTH CARE -- 12.2%
    4,845   Aetna, Inc. .........................................       212,163
    2,050   CIGNA Corporation....................................       292,453
    3,240   Express Scripts, Inc. (a)............................       261,532
    3,420   Johnson & Johnson....................................       206,089
    4,750   McKesson Corporation.................................       278,065

THE JAMESTOWN SELECT FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 99.5% (CONTINUED)                           VALUE
--------------------------------------------------------------------------------
            HEALTH CARE -- 12.2% (CONTINUED)
    4,750   Medco Health Solutions, Inc. (a).....................   $   344,518
   11,390   Mylan Laboratories, Inc. ............................       240,785
    4,900   UnitedHealth Group, Inc. ............................       259,553
    3,020   WellPoint, Inc. (a)..................................       244,922
                                                                    -----------
                                                                      2,340,080
                                                                    -----------
            INDUSTRIALS -- 10.9%
    5,120   Dover Corporation....................................       249,907
    2,780   Lockheed Martin Corporation..........................       269,716
    3,580   Northrop Grumman Corporation.........................       265,708
    2,855   Parker Hannifin Corporation..........................       246,415
    4,275   Ryder System, Inc. ..................................       210,929
    4,310   Terex Corporation (a)................................       309,286
    5,845   Thermo Fisher Scientific, Inc. (a)...................       273,254
    2,630   Union Pacific Corporation............................       267,076
                                                                    -----------
                                                                      2,092,291
                                                                    -----------
            INFORMATION TECHNOLOGY -- 19.8%
    7,460   Accenture Ltd. - Class A ............................       287,508
    3,950   Alliance Data Systems Corporation (a)................       243,399
   13,105   Applied Materials, Inc. .............................       240,084
    8,405   BMC Software, Inc. (a)...............................       258,790
    9,440   Cisco Systems, Inc. (a)..............................       241,003
    5,550   Harris Corporation...................................       282,772
    6,720   Hewlett-Packard Company..............................       269,741
    5,040   KLA-Tencor Corporation...............................       268,733
    5,145   Lam Research Corporation (a).........................       243,564
    4,750   MEMC Electronic Materials, Inc. (a)..................       287,755
    8,920   Novellus Systems, Inc. (a)...........................       285,618
   14,615   Oracle Corporation (a)...............................       264,970
   12,350   QLogic Corporation (a)...............................       209,950
    9,685   Western Digital Corporation (a)......................       162,805
   15,030   Xerox Corporation (a)................................       253,857
                                                                    -----------
                                                                      3,800,549
                                                                    -----------
            MATERIALS -- 5.5%
    2,600   Allegheny Technologies, Inc. ........................       277,394
    6,170   Ball Corporation.....................................       282,894
   12,180   Hercules, Inc. (a)...................................       237,997
    2,460   Precision Castparts Corporation......................       255,963
                                                                    -----------
                                                                      1,054,248
                                                                    -----------
            TELECOMMUNICATIONS SERVICES -- 1.5%
    7,175   AT&T, Inc. ..........................................       282,910
                                                                    -----------
            UTILITIES -- 1.3%
    5,040   Consolidated Edison, Inc. ...........................       257,342
                                                                    -----------
            TOTAL COMMON STOCKS (Cost $18,315,506)...............   $19,103,537
                                                                    -----------

THE JAMESTOWN SELECT FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
SHARES      MONEY MARKET FUNDS -- 3.5%                                  VALUE
--------------------------------------------------------------------------------
  685,769   Fidelity Institutional Money Market Portfolio
              (Cost $685,769)....................................   $   685,769
                                                                    -----------
            TOTAL INVESTMENTS AT VALUE -- 103.0%
              (Cost $19,001,275).................................   $19,789,306

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (3.0%)......      (580,160)
                                                                    -----------
            NET ASSETS -- 100.0%.................................   $19,209,146
                                                                    ===========

(a)   Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2007
================================================================================
             VIRGINIA REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 97.9%                             VALUE
--------------------------------------------------------------------------------
             Alexandria, Virginia, GO,
               5.00%, due 06/15/2011, prerefunded
$1,000,000     06/15/2010 @ 101..................................   $ 1,050,620
             Arlington Co., Virginia, GO,
   500,000     4.10%, due 11/01/2018.............................       504,600
             Fairfax Co., Virginia, Economic Dev. Authority,
 1,000,000     Revenue, 5.00%, due 06/01/2018....................     1,068,840
             Fairfax Co., Virginia, GO,
   700,000     5.00%, due 10/01/2011.............................       741,300
             Fauquier Co., Virginia, GO,
   500,000     5.00%, due 07/01/2017.............................       545,595
             Hampton, Virginia, GO,
               5.50%, due 02/01/2012, prerefunded
 1,000,000     02/01/2010 @ 102..................................     1,068,170
             Hanover Co., Virginia, GO,
 1,000,000     5.125%, due 07/15/2013............................     1,042,870
             Hanover Co., Virginia, Industrial Dev. Authority,
 1,000,000     Revenue, 6.50%, due 08/15/2009....................     1,062,110
             Henrico Co., Virginia, Economic Dev. Authority,
 1,000,000     Revenue, 5.50%, due 11/01/2008....................     1,028,850
             James City, Virginia, School District, GO,
   500,000     5.00%, due 12/15/2018.............................       539,105
             James City, Virginia, Service Authority, Water and
 1,000,000     Sewer, Revenue, 5.125%, due 01/15/2017............     1,076,290
             Leesburg, Virginia, GO,
   500,000     5.00%, due 09/15/2016.............................       547,540
             Loudoun Co., Virginia, GO,
   500,000     5.00%, due 07/01/2012.............................       533,205
             Loudoun Co., Virginia, Industrial Dev. Authority,
               Public Facility Lease, Revenue, 5.00%, due
 1,000,000     03/01/2019........................................     1,061,410
             Loudoun Co., Virginia, Industrial Dev. Authority,
   500,000     Revenue, 3.77%, floating rate, due 02/15/2038.....       500,000
             Lynchburg, Virginia, GO,
   500,000     5.00%, due 06/01/2015.............................       542,945
             Medical College of Virginia, Hospitals Authority,
   700,000     Revenue, 5.00%, due 07/01/2013....................       724,458
             New Kent Co., Virginia, Economic Dev. Authority,
   500,000     Revenue, 5.00%, due 02/01/2019....................       538,995
             Norfolk, Virginia, Water, Revenue,
 1,000,000     5.00%, due 11/01/2016.............................     1,052,190
             Portsmouth, Virginia, GO,
   310,000     5.00%, due 08/01/2017, prerefunded 08/01/07 @101..       314,433
   290,000     5.00%, due 08/01/2017.............................       294,086
             Richmond, Virginia, GO,
 1,000,000     5.45%, due 01/15/2008.............................     1,014,180
             Richmond, Virginia, Industrial Dev. Authority,
               Government Facilities, Revenue, 4.75%, due
   510,000     07/15/2010........................................       527,707
             Richmond, Virginia, Metropolitan Authority, Revenue,
 1,000,000     5.25%, due 07/15/2014.............................     1,095,470

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
             VIRGINIA REVENUE AND GENERAL
PAR VALUE    OBLIGATION (GO) BONDS -- 97.9% (CONTINUED)                VALUE
--------------------------------------------------------------------------------
             Southeastern Public Service Authority, Virginia,
$1,000,000     Revenue, 5.00%, due 07/01/2015....................   $ 1,070,960
             Spotsylvania Co., Virginia, GO,
   500,000     5.00%, due 01/15/2016.............................       536,490
             Suffolk, Virginia, GO,
 1,000,000     5.00%, due 12/01/2015.............................     1,027,980
             University of Virginia, Revenue,
 1,000,000     5.25%, due 06/01/2012.............................     1,042,490
             Upper Occoquan, Virginia, Sewer Authority, Revenue,
   250,000     5.15%, due 07/01/2020.............................       277,703
             Virginia Beach, Virginia, GO,
   800,000     5.25%, due 08/01/2010.............................       824,232
             Virginia College Building Authority, Educational
   500,000     Facilities, Revenue, 5.00%, due 02/01/2017........       535,175
   500,000     5.00%, due 04/01/2017.............................       539,280
             Virginia Commonwealth Transportation Board, Federal
               Highway Reimbursement Anticipation Note,
   500,000     Revenue, 5.00%, due 09/28/2015....................       544,155
             Virginia Commonwealth Transportation Board,
               Transportation Revenue, 7.25%, due 05/15/2020,
   850,000     prerefunded 05/15/2007 @ 101......................       862,155
             Virginia Polytechnic Institute & State University,
   500,000     Revenue, 5.00%, due 06/01/2016....................       541,530
             Virginia State, GO
   500,000     5.00%, due 06/01/2012.............................       532,725
             Virginia State Public School Authority, Revenue,
   995,000     5.25%, due 08/01/2009.............................     1,031,417
             Virginia State Resource Authority, Revenue,
   400,000     5.50%, due 05/01/2017, prerefunded
               05/01/2010 @ 101..................................       425,220
   100,000     5.50%, due 05/01/2017.............................       106,124
                                                                    -----------
             TOTAL VIRGINIA REVENUE AND GENERAL OBLIGATION (GO)
               BONDS (Cost $27,929,684)..........................   $28,372,605
                                                                    -----------

================================================================================
  SHARES     MONEY MARKET FUNDS -- 0.9%                                 VALUE
--------------------------------------------------------------------------------
   274,062   Fidelity Institutional Tax-Exempt Portfolio
               (Cost $274,062)...................................   $   274,062
                                                                    -----------
             TOTAL INVESTMENTS AT VALUE -- 98.8%
               (Cost $28,203,746)................................   $28,646,667

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.2%.......       334,257
                                                                    -----------
             NET ASSETS -- 100.0%................................   $28,980,924
                                                                    ===========

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2007
================================================================================
 SHARES    COMMON STOCKS -- 96.7%                                       VALUE
--------------------------------------------------------------------------------
            DENMARK -- 0.8%
    2,347   Novo Nordisk A/S - Class B (b).......................   $   213,236
                                                                    -----------
            FINLAND -- 1.2%
    9,704   Nokia Oyj (a) (b)....................................       222,814
    4,162   Nokia Oyj - ADR......................................        95,393
                                                                    -----------
                                                                        318,207
                                                                    -----------
            FRANCE -- 10.3%
   17,706   Alcatel SA (b).......................................       208,444
    4,491   Carrefour SA (b).....................................       328,020
    1,500   Casino Guichard-Perrachon SA (b).....................       151,526
    3,054   Compagnie de Saint-Gobain (a) (b)....................       298,793
    4,528   France Telecom SA (b)................................       119,565
    1,714   PPR SA (b)...........................................       274,206
    2,280   Sanofi-Aventis (b)  .................................       197,694
    9,804   Suez SA (b)..........................................       517,581
    5,042   Total SA (b).........................................       350,999
    5,641   Vivendi Universal SA (b).............................       229,097
                                                                    -----------
                                                                      2,675,925
                                                                    -----------
            GERMANY -- 10.8%
    1,878   Allianz AG (b).......................................       383,591
    4,407   Bayer AG (b).........................................       280,880
    2,967   Deustche Bank AG (b).................................       397,795
    1,612   Deustche Postbank AG (b) ............................       139,496
    5,621   Infineon Technologies AG (a) (b).....................        87,301
    2,893   KarstadtQuelle AG (b)  ..............................       105,781
    2,782   Metro AG (b).........................................       196,576
    1,490   Muencher Rueckversicherungs-Gesellschaft AG (b)......       250,720
   10,937   SAP AG (b)...........................................       486,347
    4,448   Siemens AG (b).......................................       474,645
                                                                    -----------
                                                                      2,803,132
                                                                    -----------
            GREECE -- 1.1%
   10,075   Hellenic Telecommunications Organization SA (b)......       273,852
                                                                    -----------
            ITALY -- 4.8%
    6,491   Assicurazioni Generali SpA (b).......................       275,490
   25,334   Enel SpA (b).........................................       270,359
   15,157   ENI SpA (b)..........................................       491,503
   23,174   UniCredito Italiano SpA (b)..........................       219,892
                                                                    -----------
                                                                      1,257,244
                                                                    -----------
            JAPAN -- 24.7%
   31,000   Bank of Yokohama Ltd. (The) (b)......................       229,988
    9,400   Bridgestone Corporation (b)..........................       186,431
    3,750   Canon, Inc. (b)  ....................................       200,953
   14,000   Daiwa Securities Group, Inc. (b).....................       167,910
       39   East Japan Railway Company (b).......................       302,735
    1,300   FANUC LTD. (b).......................................       120,212
    2,900   FAST RETAILING COMPANY Ltd. (b)......................       223,897
    8,500   JSR Corporation (b)..................................       195,000

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 96.7% (CONTINUED)                          VALUE
--------------------------------------------------------------------------------
            JAPAN -- 24.7% (CONTINUED)
      850   KEYENCE CORPORATION (b)..............................   $   190,865
    9,200   MARUI COMPANY LTD. (b)...............................       112,120
   12,000   Matsushita Electric Industrial Company Ltd. .........       241,372
    9,100   Millea Holdings, Inc. (b)............................       334,669
   22,000   Mitsubishi Estate Company Ltd. (b)...................       718,057
       42   Mitsubishi UFJ Financial Group, Inc. (b) ............       472,260
   20,600   Nomura Holdings, Inc. (b)  ..........................       426,239
       79   NTT Data Corporation (b).............................       399,210
      113   NTT DoCoMo, Inc. (b).................................       207,755
   14,300   PIONEER Corporation (b)..............................       186,019
    4,000   SECOM Company Ltd. (b)...............................       184,455
    8,700   Seven & I Holdings Company Ltd. (a) (b)..............       263,224
   13,000   Sharp Corporation (b)................................       249,489
       44   Sumitomo Mitsui Financial Group, Inc. (b)............       397,561
    3,600   T&D Holdings, Inc. (b)...............................       246,755
    1,900   TDK CORPORATION (b)..................................       164,175
                                                                    -----------
                                                                      6,421,351
                                                                    -----------
            NETHERLANDS -- 7.7%
    4,158   ABN AMRO Holdings NV (b).............................       178,531
    7,629   Aegon NV (b).........................................       151,799
    3,500   Akzo Nobel NV (b)....................................       264,921
    6,842   Fortis (b)...........................................       311,230
    6,955   ING Groep NV (b).....................................       293,210
   39,361   Koninklijke (Royal) KPN NV (a) (b)  .................       611,153
    5,300   Koninklijke (Royal) Philips Electronics NV (b) ......       201,302
                                                                    -----------
                                                                      2,012,146
                                                                    -----------
            NORWAY -- 1.0%
    9,542   Statoil ASA (b)......................................       256,551
                                                                    -----------
            POLAND -- 0.3%
    4,877   Powszechna Kasa Oszczednosci Bank Polski SA (a)(b)...        80,324
                                                                    -----------
            PORTUGAL -- 0.6%
   28,097   EDP - Energias de Portugal SA (b)....................       150,769
                                                                    -----------
            SINGAPORE -- 1.5%
   27,000   DBS Group Holdings Ltd. (b)..........................       379,667
    9,000   Synear Food Holdings Ltd.  ..........................        11,855
                                                                    -----------
                                                                        391,522
                                                                    -----------
            SOUTH KOREA -- 0.8%
    2,910   Hyundai Motor Company (b)............................       203,777
                                                                    -----------
            SPAIN -- 3.3%
   18,087   Repsol YPF SA (b) ...................................       607,327
   11,378   Telefonica SA (a) (b)................................       251,077
                                                                    -----------
                                                                        858,404
                                                                    -----------
            SWEDEN -- 2.4%
   24,687   Nordea Bank AB (b)...................................       392,529
   62,119   Telefonaktiebolaget LM Ericsson - B Shares (a) (b)...       229,200
                                                                    -----------
                                                                        621,729
                                                                    -----------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 96.7% (CONTINUED)                          VALUE
--------------------------------------------------------------------------------
            SWITZERLAND -- 5.7%
    4,644   Credit Suisse Group (b)..............................   $   332,768
      587   Nestle SA (b)........................................       227,683
    6,873   Novartis AG (b)......................................       382,191
    1,676   Roche Holdings AG (b)................................       296,341
    1,074   Swiss Re (b).........................................        97,818
      472   Zurich Financial Services AG (b).....................       135,859
                                                                    -----------
                                                                      1,472,660
                                                                    -----------
            UNITED KINGDOM -- 19.7%
   26,327   BAE Systems PLC (b)..................................       238,125
    5,351   Berkeley Group (The) PLC (a) (b).....................       164,829
   23,141   Cadbury Schweppes PLC (b)............................       296,673
    2,292   Carnival PLC (b).....................................       110,245
   21,005   GlaxoSmithKline PLC (b)..............................       577,894
   29,148   Imperial Chemical Industries PLC (b).................       285,618
   36,466   J Sainsbury PLC (b)..................................       393,236
    9,498   Kesa Electricals PLC (a) (b).........................        63,187
   41,558   Kingfisher PLC (b)...................................       227,545
   12,117   Land Securities Group PLC (b)........................       510,394
   24,540   Lloyds TSB Group PLC (b).............................       270,392
   22,347   Prudential PLC (b)...................................       314,953
   24,339   Rolls-Royce Group PLC (b)............................       236,748
1,440,868   Rolls-Royce Group PLC - Class B......................         2,897
   13,306   Royal Dutch Shell PLC - Class A (a) (b)  ............       441,120
    7,177   Royal Dutch Shell PLC - Class B (a) (b) .............       238,126
   10,307   Smiths Group PLC (b).................................       207,468
    7,404   Whitbread PLC (b)....................................       274,492
   35,751   William Morrison Supermarkets PLC (b)................       216,532
  102,151   Woolworths Group PLC (b).............................        62,078
                                                                    -----------
                                                                      5,132,552
                                                                    -----------
            TOTAL COMMON STOCKS -- 96.7% (Cost $17,279,454)......   $25,143,381

            OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.3%........       846,433
                                                                    -----------
            NET ASSETS -- 100.0%.................................   $25,989,814
                                                                    ===========

(a)   Non-income producing security.

(b) Fair value priced (Note 1). Fair valued securities totalled $24,791,864 at March 31, 2007, representing 95.4% of net assets.

ADR - American Depositary Receipt.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2007
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Jamestown Select Fund commenced operations on October 31, 2006.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Select Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder's investment.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national or foreign stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Because the value of foreign securities may be materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of The Jamestown International Equity Fund may be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate The Jamestown International

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Equity Fund's NAV may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with each other and with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of The Jamestown International Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. For the years ended March 31, 2007 and March 31, 2006, proceeds from redemption fees totaled $290 and $5, respectively

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The tax character of distributions paid during the periods ended March 31, 2007 and March 31, 2006 was as follows:

                                                                               EXEMPT-
                                      PERIODS    ORDINARY      LONG-TERM      INTEREST        TOTAL
                                       ENDED      INCOME     CAPITAL GAINS    DIVIDENDS   DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------
Jamestown Balanced Fund               3/31/07   $1,479,338     $2,968,013    $       --     $4,447,351
                                      3/31/06   $1,775,891     $3,199,380    $       --     $4,975,271
-------------------------------------------------------------------------------------------------------
Jamestown Equity Fund                 3/31/07   $  639,252     $2,591,629    $       --     $3,230,881
                                      3/31/06   $  632,226     $2,550,391    $       --     $3,182,617
-------------------------------------------------------------------------------------------------------
Jamestown Select Fund                 3/31/07   $   21,728     $       --    $       --     $   21,728
-------------------------------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund    3/31/07   $       --     $   36,397    $1,070,348     $1,106,745
                                      3/31/06   $       --     $       --    $1,089,001     $1,089,001
-------------------------------------------------------------------------------------------------------
Jamestown International Equity Fund   3/31/07   $  144,928     $       --    $       --     $  144,928
                                      3/31/06   $  164,170     $       --    $       --     $  164,170
-------------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses -- Common expenses of the Trust are allocated among the Funds of the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributable earnings at March 31, 2007 was as follows:

----------------------------------------------------------------------------------------------------------------
                                                                                      JAMESTOWN     JAMESTOWN
                                            JAMESTOWN     JAMESTOWN     JAMESTOWN     TAX EXEMPT   INTERNATIONAL
                                            BALANCED        EQUITY        SELECT       VIRGINIA       EQUITY
                                              FUND           FUND          FUND          FUND          FUND
----------------------------------------------------------------------------------------------------------------
Cost of portfolio investments             $ 37,285,641   $28,695,589   $19,005,268   $28,190,645   $ 17,301,742
                                          ============   ===========   ===========   ===========   ============
Gross unrealized appreciation             $  8,429,767   $ 8,805,714   $ 1,109,415   $   509,829   $  8,038,411
Gross unrealized depreciation                 (228,609)     (142,020)     (325,377)      (53,807)      (196,772)
                                          ------------   -----------   -----------   -----------   ------------
Net unrealized appreciation
  on investments                             8,201,158     8,663,694       784,038       456,022      7,841,639
                                          ------------   -----------   -----------   -----------   ------------
Net unrealized appreciation on
  translation of assets and liabilities
  in foreign currencies                             --            --            --            --            944
Undistributed ordinary income                   51,990        49,673        48,756        14,391             --
Undistributed long-term gains                   71,247       124,001            --         6,701             --
Capital loss carryforwards                          --            --            --            --    (15,436,819)
Other temporary differences                   (117,436)     (170,157)           --       (14,391)            --
                                          ------------   -----------   -----------   -----------   ------------
Total distributable earnings
  (accumulated deficit)                   $  8,206,959   $ 8,667,211   $   832,794   $   462,723   $ (7,594,236)
                                          ============   ===========   ===========   ===========   ============
----------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

During the year ended March 31, 2007, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund utilized capital loss carryforwards of $6,059 and $916,766, respectively, to offset current year realized gains.

As of March 31, 2007, The Jamestown International Equity Fund had the following capital loss carryforwards for federal income tax purposes:

-------------------------------------------------------------
                                                     EXPIRES
                                         AMOUNT     MARCH 31,
-------------------------------------------------------------
Jamestown International Equity Fund   $   937,547      2010
                                       13,878,931      2011
                                          620,341      2012
                                      -----------
                                      $15,436,819
                                      ===========
-------------------------------------------------------------

These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

For the year ended March 31, 2007, The Jamestown Balanced Fund reclassified $83,344 of overdistributed net investment income against accumulated net realized loss and The Jamestown Tax Exempt Virginia Fund reclassified $28,381 of undistributed net investment income against accumulated net realized losses on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of certain debt obligations and paydown adjustments. Such reclassifications had no effect on the Funds' net assets or net asset value per share.

For the year ended March 31, 2007, The Jamestown International Equity Fund reclassified $1,717 of net realized gains from security transactions against undistributed net investment income on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of forward foreign currency exchange contracts. Additionally, for the year ended March 31, 2007, the Fund reclassified $6,400 of distributions in excess of net investment income against paid-in capital on the Statement of Assets and Liabilities due to permanent differences between the financial statement and income tax reporting requirements. Such reclassifications have no effect on the Fund's net assets or net asset value per share.

2. INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the period ended March 31, 2007:

----------------------------------------------------------------------------------------------------------
                                                                                 JAMESTOWN     JAMESTOWN
                                       JAMESTOWN     JAMESTOWN     JAMESTOWN    TAX EXEMPT   INTERNATIONAL
                                        BALANCED      EQUITY         SELECT      VIRGINIA       EQUITY
                                          FUND         FUND           FUND         FUND          FUND
----------------------------------------------------------------------------------------------------------
Purchases of investment securities    $17,533,877   $20,527,931   $25,397,152   $2,744,290     $4,329,176
                                      ===========   ===========   ===========   ==========     ==========
Proceeds from sales and maturities
  of investment securities            $28,768,943   $28,737,454   $ 7,129,530   $3,765,915     $3,033,818
                                      ===========   ===========   ===========   ==========     ==========
----------------------------------------------------------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Each Fund's investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of ..65% of its average daily net assets up to $250 million, .60% of the next $250 million of such net assets and .55% of such net assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of ..65% of its average daily net assets up to $500 million and .55% of such net assets in excess of $500 million. The Jamestown Select Fund pays the Adviser a fee at an annual rate of .75% of its average daily net assets. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% of its average daily net assets up to $250 million, .35% of the next $250 million of such net assets and .30% of such net

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% of its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

For the period ended March 31, 2007, the Adviser voluntarily undertook to limit the total operating expenses of The Jamestown Select Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund to 1.25%, .69% and 1.44%, respectively, of each Fund's average daily net assets. Accordingly, the Adviser voluntarily waived $13,793, $18,030 and $74,042, respectively, of such Funds' investment advisory fees during the period ended March 31, 2007.

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

Until August 2006, the Adviser was reimbursed for the estimated costs of providing a Chief Compliance Officer (CCO) for the Funds. The Adviser received fees of $2,440, $1,640, $1,180 and $740 from The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund, respectively, for providing CCO services during the year ended March 31, 2007.

MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% of its respective average daily net assets up to $25 million; .125% of the next $25 million of such net assets; and .10% of such net assets in excess of $50 million. Additionally, The Jamestown Select Fund is subject to a minimum monthly fee of $4,000. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such net assets; and .15% of such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Funds for acting as principal underwriter.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

COMPLIANCE CONSULTING AGREEMENT

Effective August 7, 2006, under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $22,200 plus an asset-based fee equal to 0.01% per annum on total net assets in excess of $100 million. During the period ended March 31, 2007, Ultimus received fees of $4,300, $4,022, $2,043, $3,797 and $4,883 from The
Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund, respectively, for compliance consulting services.

4. BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, a portion of each Fund's operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned.

Expenses reimbursed through the brokerage arrangement totaled $24,000 for each of The Jamestown Balanced Fund and The Jamestown Equity Fund for the year ended March 31, 2007.

5. FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.    The  market  values  of  investment   securities   and  other  assets  and
      liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of March 31, 2007, The Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

--------------------------------------------------------------------------------
                                       INITIAL    MARKET   NET UNREALIZED
    SETTLEMENT DATE       TO RECEIVE    VALUE     VALUE     DEPRECIATION
--------------------------------------------------------------------------------
Contracts To Buy
  4/4/07 ..............   18,058 SGD   $11,906   $11,897        $(9)
                                       -------   -------        ---
Total Buy Contracts....                $11,906   $11,897        $(9)
                                       =======   =======        ===
--------------------------------------------------------------------------------

SGD - Singapore Dollar

7. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

8. ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Funds will incorporate FIN 48 in their Semi-Annual Report on September 30, 2007. Management is in the process of determining the impact of the adoption of FIN 48.

In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE JAMESTOWN FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Trustees of Jamestown Balanced Fund, Jamestown Equity Fund,
Jamestown Tax Exempt Virginia Fund, Jamestown International Equity Fund, and Jamestown Select Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Jamestown Balanced Fund, Jamestown Equity Fund, Jamestown Tax Exempt Virginia Fund, Jamestown International Equity Fund, and Jamestown Select Fund (the "Funds") (each a series of Williamsburg Investment Trust) as of March 31, 2007, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the four years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for the year ended March 31, 2003 were audited by other auditors whose report dated April 25, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007 by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Jamestown Balanced Fund, Jamestown Equity Fund, Jamestown Tax Exempt Virginia Fund, Jamestown International Equity Fund, and Jamestown Select Fund as of March 31, 2007, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the four years or periods in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
May 16, 2007

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                      POSITION HELD                  LENGTH OF
TRUSTEE                        ADDRESS                          AGE   WITH THE TRUST                 TIME SERVED
-------------------------------------------------------------------------------------------------------------------
*  Charles M. Caravati, Jr.    931 Broad Street Road             70   Chairman and                   Since
                               Manakin-Sabot, VA                      Trustee                        June 1991
-------------------------------------------------------------------------------------------------------------------
*  Austin Brockenbrough III    1802 Bayberry Court, Suite 400    70   Trustee and                    Since
                               Richmond, VA                           Vice President                 September 1988
-------------------------------------------------------------------------------------------------------------------
*  John T. Bruce               800 Main Street                   53   Trustee                        Since
                               Lynchburg, VA                                                         September 1988
-------------------------------------------------------------------------------------------------------------------
   Robert S. Harris            100 Darden Boulevard              57   Trustee                        Since
                               Charlottsville, VA                                                    January 2007
-------------------------------------------------------------------------------------------------------------------
   J. Finley Lee, Jr.          4488 Pond Apple Drive North       67   Trustee                        Since
                               Naples, FL                                                            September 1988
-------------------------------------------------------------------------------------------------------------------
   Richard L. Morrill          University of Richmond            67   Trustee                        Since
                               Richmond, VA                                                          March 1993
-------------------------------------------------------------------------------------------------------------------
   Harris V. Morrissette       100 Jacintopport Boulevard        47   Trustee                        Since
                               Saraland, AL                                                          March 1993
-------------------------------------------------------------------------------------------------------------------
   Erwin H. Will, Jr.          47 Willway Avenue                 74   Trustee                        Since
                               Richmond, VA                                                          July 1997
-------------------------------------------------------------------------------------------------------------------
   Samuel B. Witt III          302 Clovelly Road                 71   Trustee                        Since
                               Richmond, VA                                                          November 1988
-------------------------------------------------------------------------------------------------------------------
   Charles M. Caravati III     1802 Bayberry Court, Suite 400    42   President, Jamestown           Since
                               Richmond, VA                           Balanced Fund, Equity          January 1996
                                                                      Fund and International
                                                                      Equity Fund; Vice President,
                                                                      Jamestown Select Fund
-------------------------------------------------------------------------------------------------------------------
   Joseph A. Jennings, III     1802 Bayberry Court, Suite 400    44   President, Jamestown           Since
                               Richmond, VA                           Tax Exempt Virginia Fund       July 2005
-------------------------------------------------------------------------------------------------------------------
   Lawrence B. Whitlock, Jr.   1802 Bayberry Court, Suite 400    59   President, Jamestown Select    Since
                               Richmond, VA                           Fund; Vice President,          February 2002
                                                                      Jamestown Balanced Fund
                                                                      and Equity Fund
-------------------------------------------------------------------------------------------------------------------
   Austin Brockenbrough IV     1802 Bayberry Court, Suite 400    37   Vice President, Jamestown      Since
                               Richmond, VA                           Select Fund                    August 2006
-------------------------------------------------------------------------------------------------------------------
   Peter L. Gibbes             1802 Bayberry Court, Suite 400    49   Vice President, Jamestown      Since
                               Richmond, VA                           Select Fund                    August 2006
-------------------------------------------------------------------------------------------------------------------
   Connie R. Taylor            1802 Bayberry Court, Suite 400    57   Vice President, Jamestown      Since
                               Richmond, VA                           Balanced Fund and              March 1993
                                                                      Equity Fund
-------------------------------------------------------------------------------------------------------------------
   Robert G. Dorsey            225 Pictoria Drive, Suite 450     50   Vice President                 Since
                               Cincinnati, OH                                                        November 2000
-------------------------------------------------------------------------------------------------------------------
   Mark J. Seger               225 Pictoria Drive, Suite 450     45   Treasurer                      Since
                               Cincinnati, OH                                                        November 2000
-------------------------------------------------------------------------------------------------------------------
   John F. Splain              225 Pictoria Drive, Suite 450     50   Secretary                      Since
                               Cincinnati, OH                                                        November 2000
-------------------------------------------------------------------------------------------------------------------
   Tina H. Bloom               225 Pictoria Drive, Suite 450     38   Chief Compliance Officer       Since
                               Cincinnati, OH                                                        August 2006
-------------------------------------------------------------------------------------------------------------------

* Messrs. Bruce, Brockenbrough are Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Each Trustee oversees twelve portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of the Adviser. He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemicals manufacturer).

Harris V. Morrissette is Chief Executive Officer of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Equities of Virginia Retirment System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Charles M. Caravati III is a Managing Director of the Adviser.

Joseph  A.  Jennings,  III is Vice  President  and a  Portfolio  Manager  of the
Adviser.

Lawrence B. Whitlock, Jr. is a Managing Director of the Adviser.

Austin Brockenbrough IV is a Manager Director of the Adviser.

Peter L. Gibbes is the Manager of Quantitative Analysis of the Adviser.

Connie R. Taylor is an Administrator of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice President of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about member of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-866-738-1126.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A Fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares of The Jamestown International Equity Fund held for less than 90 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED) (CONTINUED)
================================================================================

-------------------------------------------------------------------------------------
                                            Beginning        Ending
                                          Account Value   Account Value    Expenses
                                            October 1,      March 31,     Paid During
                                               2006*           2007          Period*
-------------------------------------------------------------------------------------
THE JAMESTOWN BALANCED FUND
-------------------------------------------------------------------------------------
Based on Actual Fund Return                 $1,000.00       $1,057.00        $4.62
Based on Hypothetical 5% Return
  (before expenses)                         $1,000.00       $1,020.44        $4.53
-------------------------------------------------------------------------------------
THE JAMESTOWN EQUITY FUND
-------------------------------------------------------------------------------------
Based on Actual Fund Return                 $1,000.00       $1,073.30        $4.70
Based on Hypothetical 5% Return
  (before expenses)                         $1,000.00       $1,020.39        $4.58
-------------------------------------------------------------------------------------
THE JAMESTOWN SELECT FUND
-------------------------------------------------------------------------------------
Based on Actual Fund Return                 $1,000.00       $1,075.50        $5.40
Based on Hypothetical 5% Return
  (before expenses)                         $1,000.00       $1,015.62        $5.25
-------------------------------------------------------------------------------------
THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
-------------------------------------------------------------------------------------
Based on Actual Fund Return                 $1,000.00       $1,013.00        $3.46
Based on Hypothetical 5% Return
  (before expenses)                         $1,000.00       $1,021.49        $3.48
-------------------------------------------------------------------------------------
THE JAMESTOWN INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------------
Based on Actual Fund Return                 $1,000.00       $1,108.20        $7.57
Based on Hypothetical 5% Return
  (before expenses)                         $1,000.00       $1,017.75        $7.24
-------------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period), except for the Jamestown Select Fund which was multiplied by 152/365 to reflect its inception date of October 31, 2006.

            The Jamestown Balanced Fund               0.90%
            The Jamestown Equity Fund                 0.91%
            The Jamestown Select Fund                 1.25%
            The Jamestown Tax Exempt Virginia Fund    0.69%
            The Jamestown International Equity Fund   1.44%

THE JAMESTOWN FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended March 31, 2007. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown International Equity Fund intend to designate up to a maximum amount of $1,479,338, $639,252, $21,728 and $144,928, respectively, as taxed at a maximum rate of 15%. The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund designate $2,968,013, $2,591,629 and $36,397, respectively, as long-term gain distributions. For the fiscal year ended March 31, 2007, 52%, 100% and 100% of the dividends paid from ordinary income by The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Select Fund, respectively, qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

THE JAMESTOWN FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (UNAUDITED)
================================================================================

At an in-person meeting held on February 5, 2007, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, as well as the Sub-Advisory Agreement with Oechsle on behalf of The Jamestown International Equity Fund. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements and the Sub-Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and Oechsle and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and Oechsle, the qualifications of their key investment and compliance personnel, and the Adviser's financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout" benefits to the Adviser and Oechsle, such as the benefits of

THE JAMESTOWN FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)
================================================================================

research made available to the Adviser and Oechsle by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Funds. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the long-term returns of each Fund as compared to similarly managed funds and comparable private accounts managed by the Adviser, and the other services provided under the Investment Advisory Agreements, they believe that the Adviser has provided quality services to such Funds; (ii) the investment advisory fees of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax-Exempt Virginia Fund are competitive and their total expense ratios are lower than the average of comparably managed funds, as calculated and published by Morningstar; and (iii) the Adviser's voluntary commitment to cap overall operating expenses by waiving a significant portion of its advisory fees has enabled The Jamestown International Equity Fund to increase returns for shareholders of the Fund and maintain an overall expense ratio that is competitive with the average of similarly managed funds, despite the small size of the Fund. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout" benefits to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements and the Sub-Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement (and, with respect to the The Jamestown International Equity Fund, the Sub-Advisory Agreement) without modification to its terms, including the fees charged for services thereunder.

================================================================================

                  THE JAMESTOWN FUNDS

                  INVESTMENT ADVISER
                  Lowe, Brockenbrough & Company, Inc.
                  1802 Bayberry Court
                  Suite 400
                  Richmond, Virginia 23226
                  www.jamestownfunds.com

                  ADMINISTRATOR
                  Ultimus Fund Solutions, LLC
                  P.O. Box 46707
                  Cincinnati, Ohio 45246-0707
                  (Toll-Free) 1-866-738-1126

                  INDEPENDENT REGISTERED PUBLIC
                  ACCOUNTING FIRM
                  Ernst & Young LLP
                  1900 Scripps Center
                  312 Walnut Street
                  Cincinnati, Ohio 45202

                  LEGAL COUNSEL
                  Sullivan & Worcester LLP
                  One Post Office Square
                  Boston, Massachusetts 02109

                  BOARD OF TRUSTEES
                  Austin Brockenbrough, III
                  John T. Bruce
                  Charles M. Caravati, Jr.
                  Robert S. Harris
                  J. Finley Lee, Jr.
                  Richard L. Morrill
                  Harris V. Morrissette
                  Erwin H. Will, Jr.
                  Samuel B. Witt, III

================================================================================

================================================================================

                                       THE

                             FLIPPIN, BRUCE & PORTER

                                      FUNDS

                                   ----------

                                 FBP VALUE FUND
                                FBP BALANCED FUND




                                  ANNUAL REPORT
                                 MARCH 31, 2007




                                  NO-LOAD FUNDS

================================================================================

LETTER TO SHAREHOLDERS                                              MAY 11, 2007
================================================================================

We are pleased to report on the investment results of the FBP Value Fund and the FBP Balanced Fund (the "Funds") for the fiscal year ending March 31, 2007. Illustrated below are the returns over the past year and longer time periods.

                                                       % Average Annual Returns
                                                    Periods Ended March 31, 2007
                                                    ----------------------------
                                                      One    Three   Five    Ten
                                                      Year   Year    Year   Year
--------------------------------------------------------------------------------
FBP Value Fund                                       11.57    9.36   7.07   8.83
FBP Balanced Fund                                     9.70    7.20   6.58   8.25

The economy is now clearly slowing after several years of excellent growth, with GDP estimated to be 2.0% to 2.5% for the full year. Escalating defaults in the subprime mortgage market and declining home prices in selected markets, combined with continued high energy costs, have depleted consumer purchasing power. Inflation has also been a concern of the Federal Reserve, thus they have kept short-term interest rates above 5% to constrain economic growth and potential inflation increases. Corporations have performed quite well in the face of these challenges, as corporate profit growth has continued to exceed expectations, although at a slower rate than the last several years, providing support to the economy and the stock market.

For virtually all of calendar 2006, the equity market appreciated and overall volatility decreased. Stocks were weak in May and early June last year, but since then have rallied strongly. The Federal Reserve decision last June to stop raising short-term interest rates was a signal to investors that economic momentum was slowing, inflationary pressures which had been building would moderate, and stocks could well enjoy a nice period of appreciation. This "Mid Cycle Slowdown," which the U.S.economy is currently experiencing, has multiple long-term benefits assuming the slowdown doesn't accelerate into a recession. Should the economy slow much more than we expect, then both monetary and fiscal actions would be initiated in an effort to re-accelerate the economy.

Performance in the Funds over the past year was driven by strong equity returns which were generally in line with the S&P 500 Index total return of 11.83% for the period. Information Technology was the Funds' best sector, with Hewlett Packard, IBM and Sabre Holdings producing excellent gains. Consumer Discretionary was also a good sector, as General Motors staged a strong recovery as their cost saving efforts and new product platform improved profitability, and Kohl's continued to execute on successful store opening and growing same store sales. Holding back potential returns for the Funds were under-weights in Materials, Telecommunication Services and Utilities, as these were the three strongest sectors last year.

During the first quarter of 2007, volatility of stock prices increased. We took advantage of market weakness to purchase several industry-leading companies at valuation levels that are very attractive compared to their historical averages. We expect EMC, the market leader in data storage hardware and software, to benefit from its move into higher margin software products. Its virtualization software division in particular has strong growth potential. The company also has an aggressive share repurchase program and should be able to implement cost savings as well. LEGGETT & PLATT is a leading supplier of component products with an emphasis on furniture and bedding markets. Management is highly motivated to generate earnings growth by its heavy stock ownership levels. Current and retired employees, along with former merger partners, own about 20% of the stock. A management change at HOME DEPOT should be a catalyst for improvement at the world's largest home improvement retailer. We believe the new CEO, Frank Blake, is implementing changes that will allow the company to refocus on its core retail store base. The company has announced that it is pursuing strategic alternatives, including potential divestiture, for its HD Supply division. Employee attrition problems and store appearance will likely be addressed with the new emphasis on retailing. PIONEER NATURAL RESOURCES, an independent oil and gas exploration and production company was also added. We believe earnings are poised to grow at a double digit clip from current levels, driven by a positive natural gas commodity price environment and reduced drilling costs. The stock sells at a substantial discount to its peers on an enterprise value/proven reserves basis. We expect improving investor sentiment and valuation as earnings bottom and reaccelerate. Recent eliminations from the Funds are HCA, which was acquired through a cash tender offer from a private investor group, and DILLARDS and BRISTOL-MYERS SQUIBB both sold due to valuation.

As we wrote to you in the Funds most recent quarterly update, when we analyze the overall valuation of each Fund's equity portfolio we believe there to be compelling opportunity. At quarter-end, each Fund's equity portfolio was selling at approximately 13 times forecasted earnings compared to 15 times for the S&P
500. We believe that the market has the opportunity for modest P/E expansion as the slowdown in growth runs its course, and since each Fund's portfolio is trading at a discount to the market, we believe the stocks held have added potential. We also see opportunity for the portfolio based on its weighted market capitalization. Approximately 50% of each Fund's portfolio is allocated to the 25 largest stocks in the market. In the last few quarters, each Fund's overweighting in these mega cap stocks has held back relative performance, yet in the last few weeks as economic slowing is more apparent these larger issues are performing better. We believe history matters, and history tells us that we should anticipate strong relative performance when the large cap/small cap cycle rotates to favor large caps again. Our internal price target work also suggests upside potential for each Fund's portfolio of equities.

We believe these uncertain times will provide opportunities to acquire additional high quality, well managed companies selling at attractive valuation levels. We appreciate your continued support and look forward to answering any questions you may have.

Please visit our website at www.fbpinc.com for information on our firm, philosophy, investment process and staff. As always, we thank you for your continued confidence and investment in The Flippin, Bruce & Porter Funds.


/s/ John T. Bruce, CFA

John T. Bruce, CFA
President - Portfolio Manager
May 11, 2007

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2007, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.fbpinc.com.

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(UNAUDITED)
================================================================================

Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has the potential to outpace the FBP Balanced Fund, which normally maintains at least 25% in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

                                 FBP VALUE FUND

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP VALUE FUND,
          THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                               [GRAPHIC OMITTED]

STANDARD & POOR'S 500 INDEX        FBP VALUE FUND       CONSUMER PRICE INDEX
----------------------------     ------------------     ---------------------
       DATE      VALUE             DATE      VALUE          DATE      VALUE
       ----      -----             ----      -----          ----      -----
     03/31/97   $10,000          03/31/97   $10,000       03/31/97   $10,000
     06/30/97    11,746          06/30/97    11,393       06/30/97    10,019
     09/30/97    12,626          09/30/97    12,472       09/30/97    10,063
     12/31/97    12,988          12/31/97    12,381       12/31/97    10,125
     03/31/98    14,800          03/31/98    13,890       03/31/98    10,137
     06/30/98    15,289          06/30/98    13,841       06/30/98    10,194
     09/30/98    13,768          09/30/98    11,716       09/30/98    10,237
     12/31/98    16,700          12/31/98    14,599       12/31/98    10,280
     03/31/99    17,532          03/31/99    14,965       03/31/99    10,305
     06/30/99    18,768          06/30/99    16,981       06/30/99    10,399
     09/30/99    17,596          09/30/99    14,746       09/30/99    10,455
     12/31/99    20,214          12/31/99    15,143       12/31/99    10,537
     03/31/00    20,678          03/31/00    14,157       03/31/00    10,637
     06/30/00    20,128          06/30/00    13,648       06/30/00    10,743
     09/30/00    19,933          09/30/00    14,194       09/30/00    10,825
     12/31/00    18,374          12/31/00    14,853       12/31/00    10,906
     03/31/01    16,195          03/31/01    15,172       03/31/01    11,013
     06/30/01    17,143          06/30/01    16,297       06/30/01    11,132
     09/30/01    14,627          09/30/01    14,322       09/30/01    11,119
     12/31/01    16,190          12/31/01    16,543       12/31/01    11,113
     03/31/02    16,234          03/31/02    16,566       03/31/02    11,138
     06/30/02    14,059          06/30/02    14,456       06/30/02    11,263
     09/30/02    11,630          09/30/02    12,020       09/30/02    11,319
     12/31/02    12,612          12/31/02    12,952       12/31/02    11,357
     03/31/03    12,215          03/31/03    12,157       03/31/03    11,469
     06/30/03    14,095          06/30/03    14,563       06/30/03    11,494
     09/30/03    14,468          09/30/03    15,228       09/30/03    11,563
     12/31/03    16,229          12/31/03    17,086       12/31/03    11,558
     03/31/04    16,504          03/31/04    17,823       03/31/04    11,664
     06/30/04    16,788          06/30/04    18,033       06/30/04    11,846
     09/30/04    16,475          09/30/04    17,379       09/30/04    11,871
     12/31/04    17,996          12/31/04    18,934       12/31/04    11,965
     03/31/05    17,609          03/31/05    18,652       03/31/05    12,109
     06/30/05    17,850          06/30/05    19,085       06/30/05    12,274
     09/30/05    18,493          09/30/05    19,405       09/30/05    12,400
     12/31/05    18,879          12/31/05    20,042       12/31/05    12,476
     03/31/06    19,674          03/31/06    20,896       03/31/06    12,546
     06/30/06    19,390          06/30/06    20,644       06/30/06    12,786
     09/30/06    20,489          09/30/06    22,208       09/30/06    12,874
     12/31/06    21,861          12/31/06    23,583       12/31/06    12,722
     03/31/07    22,001          03/31/07    23,313       03/31/07    12,848

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(CONTINUED) (UNAUDITED)
================================================================================

                               FBP BALANCED FUND

  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP BALANCED
       FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                               [GRAPHIC OMITTED]

STANDARD & POOR'S 500 INDEX      FBP BALANCED FUND      CONSUMER PRICE INDEX
----------------------------     ------------------     ---------------------

       DATE      VALUE             DATE      VALUE          DATE      VALUE
       ----      -----             ----      -----          ----      -----
     03/31/97   $10,000          03/31/97   $10,000       03/31/97   $10,000
     06/30/97    11,746          06/30/97    11,141       06/30/97    10,019
     09/30/97    12,626          09/30/97    11,990       09/30/97    10,063
     12/31/97    12,988          12/31/97    11,954       12/31/97    10,125
     03/31/98    14,800          03/31/98    13,022       03/31/98    10,137
     06/30/98    15,289          06/30/98    13,140       06/30/98    10,194
     09/30/98    13,768          09/30/98    11,820       09/30/98    10,237
     12/31/98    16,700          12/31/98    13,763       12/31/98    10,280
     03/31/99    17,532          03/31/99    14,160       03/31/99    10,305
     06/30/99    18,768          06/30/99    15,403       06/30/99    10,399
     09/30/99    17,596          09/30/99    13,996       09/30/99    10,455
     12/31/99    20,214          12/31/99    14,494       12/31/99    10,537
     03/31/00    20,678          03/31/00    13,894       03/31/00    10,637
     06/30/00    20,128          06/30/00    13,468       06/30/00    10,743
     09/30/00    19,933          09/30/00    14,011       09/30/00    10,825
     12/31/00    18,374          12/31/00    14,647       12/31/00    10,906
     03/31/01    16,195          03/31/01    14,914       03/31/01    11,013
     06/30/01    17,143          06/30/01    15,665       06/30/01    11,132
     09/30/01    14,627          09/30/01    14,584       09/30/01    11,119
     12/31/01    16,190          12/31/01    16,100       12/31/01    11,113
     03/31/02    16,234          03/31/02    16,066       03/31/02    11,138
     06/30/02    14,059          06/30/02    14,666       06/30/02    11,263
     09/30/02    11,630          09/30/02    13,086       09/30/02    11,319
     12/31/02    12,612          12/31/02    13,891       12/31/02    11,357
     03/31/03    12,215          03/31/03    13,469       03/31/03    11,469
     06/30/03    14,095          06/30/03    15,407       06/30/03    11,494
     09/30/03    14,468          09/30/03    15,922       09/30/03    11,563
     12/31/03    16,229          12/31/03    17,352       12/31/03    11,558
     03/31/04    16,504          03/31/04    17,940       03/31/04    11,664
     06/30/04    16,788          06/30/04    18,050       06/30/04    11,846
     09/30/04    16,475          09/30/04    17,595       09/30/04    11,871
     12/31/04    17,996          12/31/04    18,747       12/31/04    11,965
     03/31/05    17,609          03/31/05    18,514       03/31/05    12,109
     06/30/05    17,850          06/30/05    18,829       06/30/05    12,274
     09/30/05    18,493          09/30/05    19,050       09/30/05    12,400
     12/31/05    18,879          12/31/05    19,526       12/31/05    12,476
     03/31/06    19,674          03/31/06    20,145       03/31/06    12,546
     06/30/06    19,390          06/30/06    20,035       06/30/06    12,786
     09/30/06    20,489          09/30/06    21,189       09/30/06    12,874
     12/31/06    21,861          12/31/06    22,194       12/31/06    12,722
     03/31/07    22,001          03/31/07    22,099       03/31/07    12,848

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------

                        AVERAGE ANNUAL TOTAL RETURNS (a)
                       (FOR PERIODS ENDED MARCH 31, 2007)

                              1 YEAR   5 YEARS   10 YEARS
FBP Value Fund                 11.57%    7.07%     8.83%
FBP Balanced Fund               9.70%    6.58%     8.25%
Standard & Poor's 500 Index    11.83%    6.27%     8.20%
Consumer Price Index            2.41%    2.90%     2.54%

--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

FBP VALUE FUND
PORTFOLIO INFORMATION
MARCH 31, 2007 (UNAUDITED)
================================================================================

GENERAL INFORMATION                        ASSET ALLOCATION
----------------------------------------   -------------------------------------
Net Asset Value Per Share     $27.30
Total Net Assets (Millions)   $ 60.2      [PIE CHART OMITTED]
Current Expense Ratio           1.01%
Portfolio Turnover                16%     Cash Equivalents    0.2%
Fund Inception Date        7/30/1993      Stocks             99.8%

                              FBP VALUE   S&P 500
STOCK CHARACTERISTICS            FUND      INDEX
-------------------------------------------------
Number of Stocks                   48        500
Weighted Avg Market
  Capitalization (Billions)     107.8       96.9
Price-to-Earnings Ratio
  (IBES 1 Yr. Forecast EPS)      13.2       14.9
Price-to-Book Value               2.3        2.8

INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX (% OF PORTFOLIO)
--------------------------------------------------------------------------------

                               [BAR CHART OMITTED]

                             FBP VALUE   S&P 500
SECTOR DIVERSIFICATION          FUND      INDEX
--------------------------------------------------------------------------------
Consumer Discretionary         13.7%      10.5%
Consumer Staples                8.5%       9.6%
Energy                          2.3%      10.1%
Financials                     31.1%      21.6%
Health Care                    12.7%      11.9%
Industrials                     9.3%      10.9%
Information Technology         17.5%      14.9%
Materials                       0.0%       3.1%
Telecommunication Services      4.7%       3.7%
Utilities                       0.0%       3.7%

TEN LARGEST HOLDINGS                          % OF NET ASSETS
-------------------------------------------   ---------------
J.P. Morgan Chase & Company                          4.0%
Citigroup, Inc.                                      4.0%
Bank of America Corporation                          4.0%
Travelers Companies, Inc. (The)                      4.0%
American International Group, Inc.                   4.0%
Wachovia Corporation                                 3.9%
International Business Machines Corporation          3.9%
Wal-Mart Stores Inc.                                 3.5%
Pfizer Inc.                                          3.0%
Hewlett-Packard Company                              3.0%

FBP BALANCED FUND
PORTFOLIO INFORMATION
MARCH 31, 2007 (UNAUDITED)
================================================================================

GENERAL INFORMATION                        ASSET ALLOCATION
----------------------------------------   -------------------------------------
Net Asset Value Per Share       $18.95
Total Net Assets (Millions)     $ 66.4    [PIE CHART OMITTED]
Current Expense Ratio             0.97%
Portfolio Turnover                  17%   Cash Equivalents    0.8%
Fund Inception Date             7/3/89    Fixed Income       26.4%
                                          Stocks             72.8%

STOCK PORTFOLIO (73.1% OF FUND)
--------------------------------------------------------------------------------------------------------
Number of Stocks                     48    TEN LARGEST HOLDINGS                          % OF NET ASSETS
Weighted Avg Market                        -------------------------------------------   ---------------
  Capitalization (Billions)       109.2    J.P. Morgan Chase & Company                          3.3%
Price-to-Earnings Ratio                    Bank of America Corporation                          3.1%
  (IBES 1 Yr. Forecast EPS)        13.2    Travelers Companies, Inc. (The)                      2.9%
Price-to-Book Value                 2.3    International Business Machines Corporation          2.8%
                                           Citigroup, Inc.                                      2.8%
FIVE LARGEST SECTORS     % OF NET ASSETS   Wachovia Corporation                                 2.7%
----------------------------------------   American International Group, Inc.                   2.6%
Financials                    22.7%        Wal-Mart Stores                                      2.5%
Information Tech.             13.2%        Hewlett-Packard Company                              2.4%
Health Care                   10.0%        Johnson & Johnson                                    2.4%
Consumer Discretionary         9.3%
Consumer Staples               6.6%

FIXED-INCOME PORTFOLIO ( 26.4% OF FUND)
-------------------------------------------------------------------------------
Number of Fixed-Income Securities     25   SECTOR BREAKDOWN    % OF NET ASSETS
Average Quality                       AA   -----------------   ----------------
Average Stated Maturity              2.0   U.S. Treasury              3.4%
Average Effective Duration           1.9   Government Agency          7.9%
                                           Corporate                 15.1%

FBP VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2007
===============================================================================
  SHARES    COMMON STOCKS -- 99.8%                                     VALUE
-------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY -- 13.7%
   20,000   Best Buy Company, Inc................................   $   974,400
   20,000   Family Dollar Stores, Inc............................       592,400
   18,000   Federated Department Stores, Inc.....................       810,900
    9,600   Gannett Company, Inc.................................       540,384
   35,000   General Motors Corporation (b).......................     1,072,400
   15,000   Home Depot, Inc. (The)...............................       551,100
   13,000   Kohl's Corporation (a) (b)...........................       995,930
   39,000   Leggett & Platt, Inc.................................       884,130
    4,500   Whirlpool Corporation................................       382,095
   42,000   Wyndham Worldwide Corporation (a)....................     1,434,300
                                                                    -----------
                                                                      8,238,039
                                                                    -----------
            CONSUMER STAPLES -- 8.5%
   12,000   Altria Group, Inc....................................     1,053,720
   37,000   CVS Caremark Corporation.............................     1,263,180
   10,000   Kimberly-Clark Corporation...........................       684,900
   45,200   Wal-Mart Stores, Inc.................................     2,122,140
                                                                    -----------
                                                                      5,123,940
                                                                    -----------
            ENERGY -- 2.3%
   15,000   Pioneer Natural Resources Company....................       646,650
   11,000   Royal Dutch Shell PLC - Class A - ADR................       729,300
                                                                    -----------
                                                                      1,375,950
                                                                    -----------
            FINANCIALS -- 31.1%
   17,000   American Express Company.............................       958,800
   35,400   American International Group, Inc....................     2,379,588
   47,000   Bank of America Corporation..........................     2,397,940
   47,000   Citigroup, Inc. .....................................     2,412,980
   16,000   Fannie Mae...........................................       873,280
   17,700   Freddie Mac..........................................     1,052,973
   50,000   JPMorgan Chase & Company.............................     2,419,000
   17,065   Lincoln National Corporation.........................     1,156,836
   11,500   Realogy Corporation (a) .............................       340,515
   46,200   Travelers Companies, Inc. (The)......................     2,391,774
   43,000   Wachovia Corporation.................................     2,367,150
                                                                    -----------
                                                                     18,750,836
                                                                    -----------
            HEALTH CARE -- 12.7%
   29,000   Johnson & Johnson....................................     1,747,540
   35,000   Merck & Company, Inc.................................     1,545,950
   72,000   Pfizer, Inc..........................................     1,818,720
   47,000   Watson Pharmaceuticals, Inc. (a).....................     1,242,210
   16,000   WellPoint, Inc. (a)..................................     1,297,600
                                                                    -----------
                                                                      7,652,020
                                                                    -----------

FBP VALUE FUND
PORTFOLIO OF INVESTMENTS
===============================================================================
  SHARES    COMMON STOCKS - 99.8% (CONTINUED)                          VALUE
-------------------------------------------------------------------------------
            INDUSTRIALS -- 9.3%
   12,000   Avery Dennison Corporation...........................   $   771,120
    5,700   Avis Budget Group, Inc...............................       155,724
   10,300   FedEx Corporation ...................................     1,106,529
   51,000   General Electric Company.............................     1,803,360
   55,000   Tyco International Ltd...............................     1,735,250
                                                                    -----------
                                                                      5,571,983
                                                                    -----------
            INFORMATION TECHNOLOGY -- 17.5%
   25,000   Agilent Technologies, Inc. (a).......................       842,250
   34,000   Cisco Systems, Inc. (a)..............................       868,020
   20,400   Computer Sciences Corporation (a)....................     1,063,452
   45,000   EMC Corporation (a)..................................       623,250
   45,000   Hewlett-Packard Company..............................     1,806,300
   24,800   International Business Machines Corporation..........     2,337,648
   60,000   Microsoft Corporation................................     1,672,200
   25,000   Sabre Holdings Corporation...........................       818,750
  156,000   Solectron Corporation (a)............................       491,400
                                                                    -----------
                                                                     10,523,270
                                                                    -----------
            TELECOMMUNICATIONS SERVICES -- 4.7%
   70,000   Sprint Nextel Corporation............................     1,327,200
   40,000   Verizon Communications, Inc..........................     1,516,800
                                                                    -----------
                                                                      2,844,000
                                                                    -----------

            TOTAL COMMON STOCKS (Cost $40,733,078)...............   $60,080,038
                                                                    -----------

===============================================================================
  SHARES    MONEY MARKET FUNDS -- 0.3%                                 VALUE
-------------------------------------------------------------------------------
  194,231   Fidelity Institutional Government
              Portfolio -- Class I (Cost $194,231)...............   $   194,231
                                                                    -----------
            TOTAL INVESTMENTS AT VALUE -- 100.1%
              (Cost $40,927,309).................................   $60,274,269

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%)......      ( 41,359)
                                                                    -----------

            NET ASSETS -- 100.0%.................................   $60,232,910
                                                                    ===========

(a)   Non-income producing security.

(b)   Security covers a written call option.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

FBP VALUE FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2007
===============================================================================
  OPTION                                                 VALUE OF     PREMIUMS
CONTRACTS   COVERED CALL OPTIONS                         OPTIONS      RECEIVED
-------------------------------------------------------------------------------
            General Motors Corporation,
       50     09/22/2007 at $40.......................   $  3,750   $    11,600
            Kohl's Corporation,
       40     04/21/2007 at $70.......................     28,000        21,879
                                                         --------   -----------
                                                         $ 31,750   $    33,479
                                                         ========   ===========

See accompanying notes to financial statements.

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2007
===============================================================================
  SHARES    COMMON STOCKS -- 73.1%                                     VALUE
-------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY -- 9.3%
   15,000   Best Buy Company, Inc................................   $   730,800
   16,000   Family Dollar Stores, Inc............................       473,920
   13,500   Federated Department Stores, Inc.....................       608,175
    7,000   Gannett Company, Inc.................................       394,030
   26,000   General Motors Corporation (b).......................       796,640
   12,000   Home Depot, Inc. (The)...............................       440,880
   10,000   Kohl's Corporation (a) (b)...........................       766,100
   25,000   Leggett & Platt, Inc.................................       566,750
    4,000   Whirlpool Corporation................................       339,640
   31,000   Wyndham Worldwide Corporation (a)....................     1,058,650
                                                                    -----------
                                                                      6,175,585
                                                                    -----------
            CONSUMER STAPLES -- 6.6%
   14,000   Altria Group, Inc....................................     1,229,340
   29,500   CVS Caremark Corporation.............................     1,007,130
    7,700   Kimberly-Clark Corporation...........................       527,373
   35,000   Wal-Mart Stores, Inc.................................     1,643,250
                                                                    -----------
                                                                      4,407,093
                                                                    -----------
            ENERGY -- 1.6%
   12,000   Pioneer Natural Resources Company....................       517,320
    8,000   Royal Dutch Shell PLC - Class A - ADR................       530,400
                                                                    -----------
                                                                      1,047,720
                                                                    -----------
            FINANCIALS -- 22.7%
   18,000   American Express Company.............................     1,015,200
   25,400   American International Group, Inc....................     1,707,388
   40,000   Bank of America Corporation..........................     2,040,800
   36,000   Citigroup, Inc.......................................     1,848,240
   13,000   Fannie Mae...........................................       709,540
   13,400   Freddie Mac..........................................       797,166
   45,000   JPMorgan Chase & Company.............................     2,177,100
   11,676   Lincoln National Corporation.........................       791,516
    9,400   Realogy Corporation (a)..............................       278,334
   37,000   Travelers Companies, Inc. (The)......................     1,915,490
   32,800   Wachovia Corporation.................................     1,805,640
                                                                    -----------
                                                                     15,086,414
                                                                    -----------
            HEALTH CARE -- 10.0%
   26,000   Johnson & Johnson....................................     1,566,791
   31,000   Merck & Company, Inc.................................     1,369,270
   55,100   Pfizer, Inc..........................................     1,391,826
   36,000   Watson Pharmaceuticals, Inc. (a).....................       951,480
   16,400   WellPoint, Inc. (a)..................................     1,330,040
                                                                    -----------
                                                                      6,609,407
                                                                    -----------

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
===============================================================================
  SHARES    COMMON STOCKS -- 73.1% (CONTINUED)                         VALUE
-------------------------------------------------------------------------------
            INDUSTRIALS -- 6.4%
    9,300   Avery Dennison Corporation...........................   $   597,618
    4,600   Avis Budget Group, Inc...............................       125,672
    7,400   FedEx Corporation  ..................................       794,982
   40,000   General Electric Company.............................     1,414,400
   42,000   Tyco International Ltd...............................     1,325,100
                                                                    -----------
                                                                      4,257,772
                                                                    -----------
            INFORMATION TECHNOLOGY -- 13.2%
   21,000   Agilent Technologies, Inc. (a).......................       707,490
   23,000   Cisco Systems, Inc. (a)..............................       587,190
   20,000   Computer Sciences Corporation (a)....................     1,042,600
   35,000   EMC Corporation (a)..................................       484,750
   40,000   Hewlett-Packard Company..............................     1,605,600
   20,000   International Business Machines Corporation..........     1,885,200
   51,000   Microsoft Corporation ...............................     1,421,370
   20,000   Sabre Holdings Corporation...........................       655,000
  115,000   Solectron Corporation (a)............................       362,250
                                                                    -----------
                                                                      8,751,450
                                                                    -----------
            TELECOMMUNICATIONS SERVICES -- 3.3%
   53,000   Sprint Nextel Corporation............................     1,004,880
   31,000   Verizon Communications, Inc..........................     1,175,520
                                                                    -----------
                                                                      2,180,400
                                                                    -----------

            TOTAL COMMON STOCKS (Cost $30,049,491)...............   $48,515,841
                                                                    -----------

===============================================================================
PAR VALUE   U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 11.3%            VALUE
-------------------------------------------------------------------------------
            U.S. TREASURY NOTES - 3.4%
 $750,000     4.375%, due 05/15/2007.............................   $   749,326
  750,000     3.875%, due 07/31/2007.............................       747,100
  750,000     4.50%, due 11/15/2010..............................       749,414
                                                                    -----------
                                                                      2,245,840
                                                                    -----------
            FEDERAL HOME LOAN BANK -- 4.9%
  500,000     4.28%, due 07/14/2008..............................       495,715
  500,000     4.035%, due 03/09/2009.............................       492,240
  750,000     5.25%, due 03/17/2010..............................       748,898
  750,000     5.125%, due 05/28/2010.............................       747,967
  750,000     5.05%, due 08/24/2011..............................       749,620
                                                                    -----------
                                                                      3,234,440
                                                                    -----------
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.1%
  750,000     5.25%, due 10/06/2011..............................       748,697
                                                                    -----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.9%
  500,000     2.50%, due 04/19/2007..............................       499,340
  750,000     5.375%, due 10/11/2011.............................       749,536
                                                                    -----------
                                                                      1,248,876
                                                                    -----------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $7,500,272)..................................   $ 7,477,853
                                                                    -----------

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
===============================================================================
PAR VALUE    CORPORATE BONDS -- 15.1%                                  VALUE
-------------------------------------------------------------------------------
             FINANCIALS -- 6.5%
             Bankers Trust New York Corporation,
$  750,000     7.375%, due 05/01/2008............................   $   763,816
             Credit Suisse First Boston USA, Inc.,
   750,000     4.70%, due 06/01/2009.............................       745,054
             John Deere Capital Corporation,
   500,000     3.375%, due 10/01/2007............................       495,245
             Merrill Lynch & Company, Inc.,
   500,000     3.00%, due 04/30/2007.............................       499,108
             Northern Trust Company,
 1,000,000     7.10%, due 08/01/2009.............................     1,042,056
             Student Loan Marketing Corporation,
   750,000     3.625%, due 03/17/2008............................       738,066
                                                                    -----------
                                                                      4,283,345
                                                                    -----------
             HEALTH CARE -- 0.7%
             UnitedHealth Group, Inc.,
   500,000     3.30%, due 01/30/2008.............................       491,370
                                                                    -----------
             INDUSTRIALS -- 4.5%
             Donnelley (R.R.) & Sons Company,
   750,000     3.75%, due 04/01/2009.............................       729,404
             Raychem Corporation,
 1,000,000     7.20%, due 10/15/2008.............................     1,026,300
             Ryder System, Inc.,
   750,000     5.00%, due 04/01/2011.............................       738,297
             Stanley Works (The),
   500,000     3.50%, due 11/01/2007.............................       494,433
                                                                    -----------
                                                                      2,988,434
                                                                    -----------
             UTILITIES -- 3.4%
             Dominion Resources, Inc.,
   750,000     4.125%, due 02/15/2008............................       742,191
             Ohio Power Company,
   750,000     5.30%, due 11/01/2010.............................       754,474
             Public Service Electric & Gas Company,
   750,000     4.00%, due 11/01/2008.............................       736,887
                                                                    -----------
                                                                      2,233,552
                                                                    -----------
             TOTAL CORPORATE BONDS (Cost $9,932,203).............   $ 9,996,701
                                                                    -----------

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
===============================================================================
  SHARES     MONEY MARKET FUNDS -- 0.7%                                VALUE
-------------------------------------------------------------------------------
   454,206   Fidelity Institutional Government
               Portfolio -- Class I (Cost $454,206)..............   $   454,206
                                                                    -----------

             TOTAL INVESTMENTS AT VALUE -- 100.1%
               (Cost $47,936,172)................................   $66,444,601

             LIABILITES IN EXCESS OF OTHER ASSETS -- (0.1%)......       (87,012)
                                                                    -----------

             NET ASSETS -- 100.0%................................   $66,357,589
                                                                    ===========

(a)   Non-income producing security.

(b)   Security covers a written call option.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

FBP BALANCED FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2007
===============================================================================
  OPTION                                                 VALUE OF     PREMIUMS
CONTRACTS    COVERED CALL OPTIONS                         OPTIONS     RECEIVED
-------------------------------------------------------------------------------
             General Motors Corporation,
        66     09/22/2007 at $40......................   $  4,950   $    15,312
             Kohl's Corporation,
        30     04/21/2007 at $70......................     21,000        16,409
                                                         --------   -----------
                                                         $ 25,950   $    31,721
                                                         ========   ===========

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2007
=========================================================================================
                                                                   FBP            FBP
                                                                  VALUE        BALANCED
                                                                   FUND          FUND
-----------------------------------------------------------------------------------------
ASSETS
  Investments in securities:
    At acquisition cost.....................................   $40,927,309   $ 47,936,172
                                                               ===========   ============
    At value (Note 1).......................................   $60,274,269   $ 66,444,601
  Dividends and interest receivable.........................        81,294        349,169
  Receivable for capital shares sold........................           969            900
  Other assets..............................................         6,030          4,114
                                                               -----------   ------------
    TOTAL ASSETS............................................    60,362,562     66,798,784
                                                               -----------   ------------
LIABILITIES
  Distributions payable.....................................        41,075        138,818
  Payable for investment securities purchased...............            --        180,811
  Payable for capital shares redeemed.......................           500         32,547
  Accrued investment advisory fees (Note 3).................        35,676         39,297
  Accrued administration fees (Note 3)......................         6,700          7,200
  Accrued compliance fees (Note 3)..........................           800            800
  Other accrued expenses and liabilities....................        13,151         15,772
  Covered call options, at value (Notes 1 and 4)
    (premiums received $33,479 and $31,721, respectively)...        31,750         25,950
                                                               -----------   ------------
    TOTAL LIABILITIES.......................................       129,652        441,195
                                                               -----------   ------------
NET ASSETS .................................................   $60,232,910   $ 66,357,589
                                                               ===========   ============
Net assets consist of:
  Paid-in capital...........................................   $40,875,773   $ 47,761,654
  Accumulated undistributed net investment income...........         8,299         81,506
  Accumulated net realized gains from
    security transactions...................................           149            229
  Net unrealized appreciation on investments................    19,348,689     18,514,200
                                                               -----------   ------------
Net assets..................................................   $60,232,910   $ 66,357,589
                                                               ===========   ============
Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value).....     2,206,440      3,501,546
                                                               ===========   ============
Net asset value, offering price and redemption
  price per share (Note 1)..................................   $     27.30   $      18.95
                                                               ===========   ============

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2007
======================================================================================
                                                                   FBP          FBP
                                                                  VALUE      BALANCED
                                                                  FUND         FUND
--------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest..................................................   $   45,726   $  893,392
  Dividends.................................................    1,252,629    1,000,800
                                                               ----------   ----------
     TOTAL INVESTMENT INCOME................................    1,298,355    1,894,192
                                                               ----------   ----------
EXPENSES
  Investment advisory fees (Note 3).........................      414,554      452,725
  Administration fees (Note 3)..............................       78,258       83,467
  Professional fees.........................................       16,754       17,951
  Postage and supplies......................................       16,597       11,460
  Trustees' fees and expenses...............................       12,513       12,513
  Custodian fees............................................       11,634        9,850
  Registration fees.........................................       12,860        7,522
  Compliance service fees (Note 3)..........................        9,353        9,541
  Insurance expense.........................................        4,264        4,434
  Printing of shareholder reports...........................        5,365        3,213
  Pricing costs.............................................        1,518        4,653
  Other expenses............................................       11,563       13,212
                                                               ----------   ----------
     TOTAL EXPENSES.........................................      595,233      630,541
                                                               ----------   ----------
NET INVESTMENT INCOME ......................................      703,122    1,263,651
                                                               ----------   ----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains on security transactions...............    3,893,568    2,661,939
  Net realized gains on option contracts written............      269,755      180,970
  Net change in unrealized appreciation/
    depreciation on investments.............................    1,578,555    1,880,976
                                                               ----------   ----------
NET REALIZED AND UNREALIZED GAINS
  ON INVESTMENTS ...........................................    5,741,878    4,723,885
                                                               ----------   ----------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS ..........................................   $6,445,000   $5,987,536
                                                               ==========   ==========

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
======================================================================================================
                                                            FBP                         FBP
                                                         VALUE FUND                 BALANCED FUND
                                               -------------------------------------------------------
                                                   YEAR           YEAR          YEAR          YEAR
                                                   ENDED          ENDED         ENDED         ENDED
                                                 MARCH 31,      MARCH 31,     MARCH 31,     MARCH 31,
                                                   2007           2006          2007          2006
------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ....................   $    703,122   $    696,545   $ 1,263,651   $ 1,065,036
  Net realized gains on:
    Security transactions ..................      3,893,568      4,111,677     2,661,939     2,973,321
    Option contracts written ...............        269,755         28,430       180,970        18,671
  Net change in unrealized appreciation/
    depreciation on investments ............      1,578,555      1,875,071     1,880,976     1,102,573
                                               ------------   ------------   -----------   -----------
Net increase in net assets
  from operations ..........................      6,445,000      6,711,723     5,987,536     5,159,601
                                               ------------   ------------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...............       (703,259)      (699,731)   (1,261,402)   (1,054,135)
  From realized capital gains on
    security transactions ..................     (4,163,508)    (3,930,094)   (2,826,469)   (2,978,247)
                                               ------------   ------------   -----------   -----------
Net decrease in net assets from
  distributions to shareholders ............     (4,866,767)    (4,629,825)   (4,087,871)   (4,032,382)
                                               ------------   ------------   -----------   -----------
FROM CAPITAL
SHARE TRANSACTIONS
  Proceeds from shares sold ................      7,533,124      5,846,188     2,955,850     3,742,137
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders ........................      4,724,181      4,481,385     3,694,969     3,703,976
  Payments for shares redeemed .............    (13,213,446)   (14,011,089)   (4,973,441)   (7,259,209)
                                               ------------   ------------   -----------   -----------
Net increase (decrease) in net assets
  from  capital share transactions .........       (956,141)    (3,683,516)    1,677,378       186,904
                                               ------------   ------------   -----------   -----------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS ............................        622,092     (1,601,618)    3,577,043     1,314,123

NET ASSETS
  Beginning of year ........................     59,610,818     61,212,436    62,780,546    61,466,423
                                               ------------   ------------   -----------   -----------
  End of year ..............................   $ 60,232,910   $ 59,610,818   $66,357,589   $62,780,546
                                               ============   ============   ===========   ===========
ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME ....................   $      8,299   $      8,436   $    81,506   $    62,655
                                               ============   ============   ===========   ===========
CAPITAL SHARE ACTIVITY
  Sold .....................................        276,657        220,216       155,242       202,061
  Reinvested ...............................        171,718        170,458       194,182       202,709
  Redeemed .................................       (483,330)      (528,043)     (260,834)     (395,037)
                                               ------------   ------------   -----------   -----------
  Net increase (decrease) in
    shares outstanding .....................        (34,955)      (137,369)       88,590         9,733
  Shares outstanding at beginning of year ..      2,241,395      2,378,764     3,412,956     3,403,223
                                               ------------   ------------   -----------   -----------
  Shares outstanding at end of year ........      2,206,440      2,241,395     3,501,546     3,412,956
                                               ============   ============   ===========   ===========

See accompanying notes to financial statements.

FBP VALUE FUND
FINANCIAL HIGHLIGHTS
=============================================================================================
              SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=============================================================================================
                                                           YEARS ENDED MARCH 31,
                                              -----------------------------------------------
                                                2007      2006      2005      2004      2003
---------------------------------------------------------------------------------------------
Net asset value at beginning of year ......   $ 26.60   $ 25.73   $ 24.86   $ 17.12   $ 23.59
                                              -------   -------   -------   -------   -------
Income (loss) from investment operations:
  Net investment income ...................      0.33      0.32      0.29      0.22      0.20
  Net realized and unrealized gains
    (losses) on investments ...............      2.71      2.70      0.86      7.74     (6.47)
                                              -------   -------   -------   -------   -------
Total from investment operations ..........      3.04      3.02      1.15      7.96     (6.27)
                                              -------   -------   -------   -------   -------
Less distributions:
  Dividends from net investment income ....     (0.33)    (0.32)    (0.28)    (0.22)    (0.20)
  Distributions from net realized gains ...     (2.01)    (1.83)       --        --        --
                                              -------   -------   -------   -------   -------
Total distributions .......................     (2.34)    (2.15)    (0.28)    (0.22)    (0.20)
                                              -------   -------   -------   -------   -------
Net asset value at end of year ............   $ 27.30   $ 26.60   $ 25.73   $ 24.86   $ 17.12
                                              =======   =======   =======   =======   =======

Total return (a) ..........................     11.57%    12.03%     4.65%    46.60%   (26.61%)
                                              =======   =======   =======   =======   =======

Net assets at end of year (000's) .........   $60,233   $59,611   $61,212   $50,400   $48,552
                                              =======   =======   =======   =======   =======

Ratio of expenses to average net assets ...      1.01%     1.01%     1.00%     1.02%     1.00%

Ratio of net investment income to
  average net assets ......................      1.19%     1.17%     1.17%     0.94%     1.06%

Portfolio turnover rate ...................        16%       15%       15%       19%       12%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

FBP BALANCED FUND
FINANCIAL HIGHLIGHTS
=============================================================================================
              SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=============================================================================================
                                                             YEARS ENDED MARCH 31,
                                              -----------------------------------------------
                                                2007      2006      2005      2004      2003
---------------------------------------------------------------------------------------------
Net asset value at beginning of year ......   $ 18.39   $ 18.06   $ 18.40   $ 14.46   $ 17.68
                                              -------   -------   -------   -------   -------
Income (loss) from investment operations:
  Net investment income ...................      0.37      0.33      0.29      0.29      0.36
  Net realized and unrealized gains
    (losses) on investments ...............      1.39      1.22      0.28      4.49     (3.21)
                                              -------   -------   -------   -------   -------
Total from investment operations ..........      1.76      1.55      0.57      4.78     (2.85)
                                              -------   -------   -------   -------   -------
Less distributions:
  Dividends from net investment income ....     (0.37)    (0.32)    (0.30)    (0.31)    (0.37)
  Distributions from net realized gains ...     (0.83)    (0.90)    (0.61)    (0.53)       --
                                              -------   -------   -------   -------   -------
Total distributions .......................     (1.20)    (1.22)    (0.91)    (0.84)    (0.37)
                                              -------   -------   -------   -------   -------
Net asset value at end of year ............   $ 18.95   $ 18.39   $ 18.06   $ 18.40   $ 14.46
                                              =======   =======   =======   =======   =======

Total return (a) ..........................      9.70%     8.81%     3.20%    33.19%   (16.16%)
                                              =======   =======   =======   =======   =======

Net assets at end of year (000's) .........   $66,358   $62,781   $61,466   $58,290   $44,333
                                              =======   =======   =======   =======   =======

Ratio of expenses to average net assets ...      0.97%     0.99%     0.96%     0.98%     1.00%

Ratio of net investment income to
  average net assets ......................      1.95%     1.75%     1.62%     1.68%     2.31%

Portfolio turnover rate ...................        17%       24%       17%       21%       21%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2007
================================================================================

1.    SIGNIFICANT ACCOUNTING POLICIES

The FBP Value Fund and the FBP Balanced Fund (the Funds) are no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Value Fund seeks long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Balanced Fund seeks long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available or are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The tax character of distributions paid during the years ended March 31, 2007 and March 31, 2006 are as follows:

-----------------------------------------------------------------------------
                           Year     Ordinary      Long-Term        Total
                          Ended      Income     Capital Gains   Distributions
-----------------------------------------------------------------------------
FBP Value Fund........   3/31/07   $  952,036     $3,914,731     $4,866,767
                         3/31/06   $  840,818     $3,789,007     $4,629,825
-----------------------------------------------------------------------------
FBP Balanced Fund.....   3/31/07   $1,457,134     $2,630,737     $4,087,871
                         3/31/06   $1,095,937     $2,936,445     $4,032,382
-----------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust which may be based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2007:

------------------------------------------------------------------------------
                                                       FBP            FBP
                                                    VALUE FUND   BALANCED FUND
------------------------------------------------------------------------------
Cost of portfolio investments
  and written options ..........................   $40,893,830    $47,832,237
                                                   ===========    ===========
Gross unrealized appreciation ..................   $20,096,285    $19,129,267
Gross unrealized depreciation ..................      (747,596)      (542,853)
                                                   -----------    -----------
Net unrealized appreciation ....................    19,348,689     18,586,414
Undistributed ordinary income ..................        18,748         58,626
Undistributed long-term gains ..................        30,775         89,713
Other temporary differences ....................       (41,075)      (138,818)
                                                   -----------    -----------
Total distributable earnings ...................   $19,357,137    $18,595,935
                                                   ===========    ===========
------------------------------------------------------------------------------

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the FBP Balanced Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

For the year ended March 31, 2007, the FBP Balanced Fund reclassified $16,602 of undistributed net investment income against accumulated net realized gains from security transactions on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of certain debt obligations. Such reclassification has no effect on the Fund's net assets or net asset value per share.

2.    INVESTMENT TRANSACTIONS

During the year ended March 31, 2007, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $9,303,769 and $14,117,661, respectively, for the FBP Value Fund and $7,502,360 and $7,938,761, respectively, for the FBP Balanced Fund.

3.    TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% of its average daily net assets up to $250 million; .65% of the next $250 million of such net assets; and .50% of such net assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Adviser.

Until August 2006, the Adviser was reimbursed for the estimated costs of providing a Chief Compliance Officer (CCO) for the Funds. The Adviser received fees of $2,940 and $3,060 from the FBP Value Fund and the FBP Balanced Fund, respectively, for providing CCO services during the year ended March 31, 2007.

MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its average daily net assets up to $25 million; .125% of the next $25 million of such net assets; and .10% of such net assets in excess of $50 million, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of each Fund's shares. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT

Effective August 7, 2006, under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $16,800 plus an asset-based fee equal to 0.01% per annum on total net assets in excess of $100 million. During the year ended March 31, 2007, Ultimus received fees of $6,413 and $6,481 from the FBP Value Fund and the FBP Balanced Fund, respectively, for compliance consulting services.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

4.    COVERED CALL OPTIONS

A summary of covered call option contracts during the year ended March 31, 2007 is as follows:

------------------------------------------------------------------------------------------
                                                       FBP                     FBP
                                                    VALUE FUND             BALANCED FUND
                                              --------------------------------------------
                                               OPTION       OPTION      OPTION     OPTION
                                              CONTRACTS    PREMIUMS   CONTRACTS   PREMIUMS
------------------------------------------------------------------------------------------
Options outstanding at beginning of year ..      305      $ 191,981       190     $120,405
Options written ...........................      575        194,937       463      151,940
Options exercised .........................     (190)       (69,913)     (140)     (49,496)
Options expired ...........................     (315)      (155,119)     (206)     (94,854)
Options cancelled in a closing
  purchase transaction ....................     (285)      (128,407)     (211)     (96,274)
                                                ----      ---------      ----     --------
Options outstanding at end of year ........       90      $  33,479        96     $ 31,721
                                                ====      =========      ====     ========
------------------------------------------------------------------------------------------

5.    CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6.    ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Funds will incorporate FIN 48 in their Semi-Annual Report on September 30, 2007. Management is in the process of determining the impact of the adoption of FIN 48.

In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE FLIPPIN, BRUCE & PORTER FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Trustees of the FBP Value Fund and the FBP Balanced Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the FBP Value Fund and the FBP Balanced Fund (the "Funds") (each a series of the Williamsburg Investment Trust) as of March 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for the year ended March 31, 2003 were audited by other auditors whose report dated April 25, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007 by correspondence with the custodian and by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the FBP Value Fund and the FBP Balanced Fund as of March 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
May 16, 2007

THE FLIPPIN, BRUCE & PORTER FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

----------------------------------------------------------------------------------------------------
                                                                   POSITION HELD      LENGTH OF
TRUSTEE                     ADDRESS                          AGE   WITH THE TRUST     TIME SERVED
----------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.   931 Broad Street Road,           70    Chairman and       Since
                            Manakin-Sabot, VA                      Trustee            June 1991
----------------------------------------------------------------------------------------------------
*Austin Brockenbrough III   1802 Bayberry Court, Suite 400   70    Trustee            Since
                            Richmond, VA                                              September 1988
----------------------------------------------------------------------------------------------------
*John T. Bruce              800 Main Street                  53    President and      Since
                            Lynchburg, VA                          Trustee            September 1988
----------------------------------------------------------------------------------------------------
Robert S. Harris            100 Darden Boulevard             57    Trustee            Since
                            Charlottsville, VA                                        January 2007
----------------------------------------------------------------------------------------------------
J. Finley Lee, Jr.          4488 Pond Apple Drive North      67    Trustee            Since
                            Naples, FL                                                September 1988
----------------------------------------------------------------------------------------------------
Richard L. Morrill          University of Richmond           67    Trustee            Since
                            Richmond, VA                                              March 1993
----------------------------------------------------------------------------------------------------
Harris V. Morrissette       100 Jacintoport Boulevard        47    Trustee            Since
                            Saraland, AL                                              March 1993
----------------------------------------------------------------------------------------------------
Erwin H. Will, Jr.          47 Willway Avenue                74    Trustee            Since
                            Richmond, VA                                              July 1997
----------------------------------------------------------------------------------------------------
Samuel B. Witt III          302 Clovelly Road                71    Trustee            Since
                            Richmond, VA                                              November 1988
----------------------------------------------------------------------------------------------------
John M. Flippin             800 Main Street                  65    Vice President     Since
                            Lynchburg, VA                                             September 1988
----------------------------------------------------------------------------------------------------
R. Gregory Porter III       800 Main Street                  65    Vice President     Since
                            Lynchburg, VA                                             September 1988
----------------------------------------------------------------------------------------------------
John H. Hanna IV            800 Main Street                  51    Vice President     Since
                            Lynchburg, VA                                             February 2007
----------------------------------------------------------------------------------------------------
David J. Marshall           800 Main Street                  50    Vice President     Since
                            Lynchburg, VA                                             February 2007
----------------------------------------------------------------------------------------------------
Robert G. Dorsey            225 Pictoria Drive, Suite 450    50    Vice President     Since
                            Cincinnati, OH                                            November 2000
----------------------------------------------------------------------------------------------------
Mark J. Seger               225 Pictoria Drive, Suite 450    45    Treasurer          Since
                            Cincinnati, OH                                            November 2000
----------------------------------------------------------------------------------------------------
John F. Splain              225 Pictoria Drive, Suite 450    50    Secretary          Since
                            Cincinnati, OH                                            November 2000
----------------------------------------------------------------------------------------------------
Tina H. Bloom               225 Pictoria Drive, Suite 450    38    Chief Compliance   Since
                            Cincinnati, OH                         Officer            August 2006
----------------------------------------------------------------------------------------------------

* Messrs. Bruce, Brockenbrough and Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

Each Trustee oversees twelve portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

THE FLIPPIN, BRUCE & PORTER FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of the Adviser.

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

Harris V. Morrissette is Chief Executive Officer of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Equities of Virginia Retirement System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

John M. Flippin is a Principal of the Adviser.

R. Gregory Porter III is a Principal of the Adviser.

John H. Hanna IV is a Principal of the Adviser.

David J. Marshall is a Principal of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice President of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the year ended March 31, 2007. For the fiscal year ended March 31, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The FBP Value Fund and the FBP Balanced Fund intend to designate up to a maximum amount of $4,866,767 and $4,087,871, respectively, as taxed at a maximum rate of 15%. Additionally, for the fiscal year ended March 31, 2007, 100% and 80% of the dividends paid from ordinary income by the FBP Value Fund and the FBP Balanced Fund, respectively, qualified for the dividends received deduction for corporations. As required by federal regulations, complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

THE FLIPPIN BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. Operating expenses, which are deducted from each Fund's gross income, directly reduce the investment return of the Funds.

A fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

Actual fund return - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

Hypothetical 5% return - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

FBP VALUE FUND
--------------------------------------------------------------------------------
                                    Beginning         Ending
                                  Account Value    Account Value   Expenses Paid
                                 October 1, 2006  March 31, 2007  During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00       $1,049.70         $5.11
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00       $1,019.95         $5.04
--------------------------------------------------------------------------------

* Expenses are equal to the FBP Value Fund's annualized expense ratio of 1.00% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE FLIPPIN BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================
FBP BALANCED FUND
--------------------------------------------------------------------------------
                                    Beginning         Ending
                                  Account Value    Account Value   Expenses Paid
                                 October 1, 2006  March 31, 2007  During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00       $1,043.00         $4.94
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00       $1,020.09         $4.89
--------------------------------------------------------------------------------

* Expenses are equal to the FBP Balanced Fund's annualized expense ratio of 0.97% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE FLIPPIN, BRUCE & PORTER FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================

The Trust files a complete listing of portfolio holdings for the Funds with the Securities and Exchange Commission (the SEC) as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-327-9375. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov.

THE FLIPPIN, BRUCE & PORTER FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)
================================================================================

At an in-person meeting held on February 5, 2007, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of the FBP Value Fund and the FBP Balanced Fund. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout" benefits to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Funds. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the performance of each Fund managed by the Adviser and the other services provided under the Investment Advisory Agreements, they believe that the Adviser has provided quality services to the Funds as compared to similarly managed funds and comparable private accounts managed by the Adviser;
(ii) although the advisory fees payable to the Adviser by each Fund are in the higher range of fees for other comparably managed funds, they believe the fees to be reasonable given the quality of services provided by the Adviser; and
(iii) the total operating expense ratio of each Fund is lower than the average of comparably managed funds, as calculated and published by Morningstar. Given the size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout" benefits to, and the profitability of, the Adviser but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

THE FLIPPIN, BRUCE & PORTER FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)
(CONTINUED)
================================================================================

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

================================================================================

                                       THE

                             FLIPPIN, BRUCE & PORTER

                                      FUNDS

                                   ----------

INVESTMENT ADVISER                         LEGAL COUNSEL
Flippin, Bruce & Porter, Inc.              Sullivan & Worcester LLP
800 Main Street, Second Floor              One Post Office Square
P.O. Box 6138                              Boston, Massachusetts 02109
Lynchburg, Virginia 24505
TOLL-FREE 1-800-327-9375                   OFFICERS
WWW.FBPINC.COM                             John T. Bruce, President
                                             and Portfolio Manager
ADMINISTRATOR                              John M. Flippin, Vice President
Ultimus Fund Solutions, LLC                R. Gregory Porter, III,
P.O. Box 46707                               Vice President
Cincinnati, Ohio 45246-0707                John H. Hanna, IV, Vice President
TOLL-FREE 1-866-738-1127                   David J. Marshall, Vice President

CUSTODIAN                                  TRUSTEES
US Bank                                    Austin Brockenbrough, III
425 Walnut Street                          John T. Bruce
Cincinnati, Ohio  45202                    Charles M. Caravati, Jr.
                                           Robert S. Harris
INDEPENDENT REGISTERED                     J. Finley Lee, Jr.
PUBLIC ACCOUNTING FIRM                     Richard L. Morrill
Ernst & Young LLP                          Harris V. Morrissette
1900 Scripps Center                        Erwin H. Will, Jr.
312 Walnut Street                          Samuel B. Witt, III
Cincinnati, Ohio 45202

================================================================================

             =====================================================


                                       THE
                                GOVERNMENT STREET
                                      FUNDS


                              NO-LOAD MUTUAL FUNDS



                                  ANNUAL REPORT
                                 MARCH 31, 2007




             =====================================================




                          T. LEAVELL & ASSOCIATES, INC.
                   -----------------------------------------
                       I N V E S T M E N T  A D V I S E R
                   -----------------------------------------
                                  Founded 1979



             =====================================================


                        THE GOVERNMENT STREET EQUITY FUND
                       THE GOVERNMENT STREET MID-CAP FUND
                         THE GOVERNMENT STREET BOND FUND
                         THE ALABAMA TAX FREE BOND FUND




             =====================================================

LETTER FROM THE PRESIDENT                                            MAY 9, 2007
================================================================================

Dear Fellow Shareholders:

We are enclosing for your review the audited Annual Report of The Government Street Funds for the year ended March 31, 2007.

THE GOVERNMENT STREET EQUITY FUND
---------------------------------

     The Government Street Equity Fund had a positive return of 7.04% for the fiscal year ended March 31, 2007. While a positive return is always welcomed, on a relative basis it trailed the S&P 500 Index, which achieved an 11.83% result. The relative result is explained entirely by sluggish performance in the first half of the fiscal year. The second half of the year has shown significant progress in recovering the relative shortfall and your Fund's fourth quarter results of 1.72% easily outdistanced the S&P 500 Index return of 0.64%.

     During the first half of the fiscal year (April 1, 2006 - September 30, 2006) there were some significant underperformers in the portfolio. Home Depot (a 2.06% holding as of the semi-annual date of September 30, 2006) was down -14.90% as it experienced negative results tied to a high profile management change and the forecasted decline in the housing industry. Cardinal Health (a 2.02% holding at mid-year) was down -11.55% as a result of negative comments attributable to Government sponsored drug distribution programs such as provided by Cardinal. United Health Group (a 3.19% holding at mid-year) was down -11.92% as the negative health care environment and the continuing disruption of its now retired CEO's highly unfavorable stock option grants continued to make financial headlines. Florida Rock (a 1.32% holding at mid-year) was down -30.67% primarily as a result of the forecasted housing industry slowdown. Each of these stocks has made recoveries in the second half of the year, (Home Depot +2.55%, Cardinal Health +11.37%, United Health Group +7.14% and Florida Rock +74.78%) but not enough to overcome the damage done in the first six months. However, these are high quality companies that are expected to recover and thrive in the future.

     During the year a number of exchange traded funds (ETFs) have been added to your portfolio. These investment companies, traded like stocks, provide broad holdings of securities within well defined economic and investment sectors. ETF investments were discussed in last year's Annual Report. The decision to invest in ETFs has been implemented to take advantage of the tax and diversification attributes of ETFs. By investing in ETFs, we are supplementing economic sectors in the portfolio and exposing the Fund to broad based International investments in the process. The end result should be greater risk control through broader diversification and improved returns through broader exposure outside domestic markets. This approach represents a widely accepted philosophy within the category of investments which includes our Fund. We believe that the final quarterly results, cited earlier, are a direct result of this effort. We
anticipate  a  future   overall   commitment  to
this type of investment of approximately 20% of the Fund's assets. We will report the performance of this area of investments in future news letters.

     The 10 largest holdings in the Fund at March 31, 2007 are:

            iShares MSCI EAFE Index Fund                 4.4%
            Bank of America Corporation                  3.7%
            Altria Group, Inc.                           3.3%
            UnitedHealth Group, Inc.                     3.0%
            US Bancorp                                   2.8%
            Wellpoint, Inc.                              2.6%
            American Express Company                     2.4%
            Florida Rock Industries, Inc.                2.3%
            Chevron Corporation                          2.2%
            Procter & Gamble Company (The)               2.2%

     In summary, your Fund is positioned for the future with a widely diversified portfolio of what we believe to be high quality investments. The economy remains strong and continues to provide a positive environment for investment. There is a tremendous level of liquidity in capital markets that should continue to provide demand for equity investments. We look forward to informing you of progress in your investment.

     As of March 31, 2007, the Fund's net assets were $87,756,501; net asset value per share was $48.37; the ratio of expenses to average net assets was 0.84%. Portfolio turnover rate was 15%. Income dividends of $0.475 were distributed during the year.

THE GOVERNMENT STREET MID-CAP FUND
----------------------------------

     The Government Street Mid-Cap Fund completed its third full fiscal year on March 31, 2007. The Fund produced a one year total return of 3.83% versus the benchmark S&P 400 return of 8.44%. This relative underperformance was the result of several sector weight deviations from the benchmark. The largest discrepancies between the Fund and the benchmark were in the consumer sector. The largest negative contributors to performance came from the Fund being overweight in the health care and energy sectors which both underperformed the index. Through the course of the last fiscal year, some of these gaps have been closed, and we continue to reduce some of the differences within the individual sectors. While the Fund does not want to exactly match the sector weights of the index, we do not think it is appropriate for this Fund to make large "sector bets" and will continue to monitor the allocations closely.

     The longer term total return performance was more satisfactory as the Fund produced an annualized total return of 11.36% for the 3 year period while the S&P 400 returned 13.36% and the S&P 500 returned 10.06%. Some of the top performers in the Fund over that time period included Valero Energy, Martin Marietta and Albemarle which were up 482%, 212% and 196%, respectively.

     Mid-cap stocks have outperformed large-cap stocks in 6 out of the last 7 calendar years and so far in 2007 that trend is continuing. In fact, over the past 15 years mid-cap stocks have outperformed large-cap stocks by an average of more than 3% per year. While it will be difficult to continue this period of near-term outperformance, mid-cap stocks should continue to perform favorably on a relative basis with both small and large capitalization companies. Mid-cap stocks are large enough to have established themselves as being worthy of investment while at the same time being small enough to generate impressive earnings growth rates.

     Currently the Government  Street  Mid-Cap Fund is underweight  the consumer discretionary and financial sectors compared to the S&P 400. The Fund is currently overweight the health care sector compared to the S&P 400. For the first quarter of 2007 the best performing sectors in the mid-cap space were materials and consumer staples while the worst performing sectors were financials and telecommunications. For the year ended March 31, 2007, value stocks outperformed growth stocks in the S&P 400 by over 5%.

     The market continues to show strength, although with greater volatility, even as the economy faces pressure from the sagging housing sector, increasing energy prices and inflated budget deficits. So far relatively low interest rates, low unemployment and global liquidity have been able to limit the impact of these concerns on the domestic financial markets.

     Regardless of the upcoming market environment we believe your Fund is positioned well with its broad diversification and high quality constituents. The Fund is expected to move in the direction of the overall market and should give good relative returns over time.

     As of March 31, 2007 the net assets of the Fund were $33,960,853 and the net asset value per share was $13.13. The turnover rate for the previous 12 months was 11% and the total number of common stock holdings is 144. The net expense ratio for the Fund is 1.10% of assets.

THE GOVERNMENT STREET BOND FUND
-------------------------------

     Federal Reserve policy remained steady during the year as the Federal Funds rate was maintained at the 5.25% level. Federal Reserve chairman Ben Bernanke noted that policy is still aimed at combating inflation even in the face of heightened uncertainty about economic growth. Recent Fed comments have not hinted at the possibility of any rate cuts. Bond prices were volatile during the year, bouncing back and forth depending upon the latest economic data and Fed pronouncements. The yield on the U. S. Treasury 2-year note declined during the year from 4.86% to 4.57% on March 31st. The yield on the 10-year note declined, from 5.03% to 4.64%. The result of these changes was a slightly more normal shaped yield curve with longer term rates slightly higher than shorter term rates. However, it should be noted that shorter term T-Bill rates remain higher than those on both the two and ten year notes. The future direction of rates remains dependent upon the outlook for inflation and the resulting actions taken by the Federal Reserve Board. Inflationary pressures will continue to be the

Fed's main concern. It is also our main concern which is reflective in our defensive structure of The Government Street Bond Fund.

     The Government Street Bond Fund had a total return of 5.56% for the fiscal year ended March 31, 2007. The performance was achieved with 59% of the securities rated AAA and the average maturity of the Fund being 2.96 years. Most fixed income sectors have seen increased volatility due to the sub prime mortgage environment, and money continues to flow into both U.S. and
International markets. During the year we reduced the portfolio's corporate exposure from 46% to 39%. We increased the percentage of the agency sector to 32%. Currently, the portfolio is overweighted in the agency sector relative to the Lehman Intermediate Government/Credit Bond Index. Agency credit worthiness has been enhanced as the Congress continues to pursue more regulation. A slowdown in housing sector has been occurring which has contained the supply of agency paper reducing volatility. The Lehman Intermediate Government/Credit Bond Index, which has an average maturity of 4.47 years, had a total return of 6.14% for the year ended March 31, 2007.

     Looking back over a 20 year period, the longest time the Fed went from tightening interest rates to easing interest rates was 18 months. The Fed has not changed the lending rate for the past 11 months. It will take consecutive months of economic data in one direction or another for the Fed to start changing rates in either direction. The Government Street Bond Fund will remain relatively short and should be positioned to provide solid performance if and when the Fed does begin to cut rates.

     As of March 31, 2007, the net assets of the Fund were $29,741,124. Net asset value per share was $19.82. Portfolio turnover rate was 26%.

THE ALABAMA TAX FREE BOND FUND
------------------------------

     The Alabama Tax Free Bond Fund maintained its defensive portfolio strategy during the past year with an average duration at the short end of the targeted range. With a yield curve that has been flat to inverted for much of the past year, there has been little incentive to extend maturities in the Fund. Although such an environment has led to relative underperformance of the Fund when compared to intermediate-term indices, the portfolio is well positioned to take advantage of a more normally shaped yield curve.

     For the fiscal year ended March 31, 2007, the Fund had a return of 3.38% compared to a return of 4.29% for the Lehman 5-year Municipal Bond Index and 4.55% for the Lipper Intermediate Term Municipal Fund Index. The Alabama Tax Free Bond Fund has a shorter average maturity and holds higher rated securities on average than those funds which comprise the Lipper Intermediate Term Municipal Fund Index. As of March 31, 2007, the average maturity of the Fund was
4.7 years compared to 4.6 years a year ago. All of the bonds held in the Fund are rated in the two highest categories of AAA and AA.

     The Fund's manager remains committed to the primary objectives of the Fund of preserving value and generating income that is exempt from both Federal and Alabama state income taxes. The duration and average maturity of the Fund will be adjusted in a manner consistent with these stated objectives. Investors can expect the quality of the bonds in the Fund to be maintained at consistently above average levels.

     The net assets of the Fund as of March 31, 2007 were $25,968,433 and the net asset value per share was $10.39. The ratio of net investment income to average net assets during the fiscal year was 3.44%. Portfolio turnover rate was 15%.

     Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

         Very truly yours,

         /s/ Thomas W. Leavell

         Thomas W. Leavell
         President
         T. Leavell & Associates, Inc.
         The Government Street Funds

* The returns noted for individual stocks represent the internal rate of return earned by the Fund on the holding using the discounted cash flow method.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2007, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.tleavell.com.

THE GOVERNMENT STREET EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                        THE GOVERNMENT STREET EQUITY FUND

          Comparison of the Change in Value of a $10,000 Investment in The Goverment Street Equity Fund and the Standard & Poor's 500 Index

                               [GRAPHIC OMITTED]

            STANDARD & POOR'S 500 INDEX    GOVERNMENT STREET EQUITY FUND
            ---------------------------    -----------------------------

                  DATE         VALUE              DATE        VALUE
                  ----         -----              ----        -----
                03/31/97      $10,000           03/31/97     $10,000
                06/30/97       11,746           06/30/97      11,658
                09/30/97       12,626           09/30/97      12,375
                12/31/97       12,988           12/31/97      12,584
                03/31/98       14,800           03/31/98      13,931
                06/30/98       15,289           06/30/98      14,158
                09/30/98       13,768           09/30/98      12,877
                12/31/98       16,700           12/31/98      15,571
                03/31/99       17,532           03/31/99      15,994
                06/30/99       18,768           06/30/99      17,225
                09/30/99       17,596           09/30/99      16,094
                12/31/99       20,214           12/31/99      18,328
                03/31/00       20,678           03/31/00      19,182
                06/30/00       20,128           06/30/00      18,810
                09/30/00       19,933           09/30/00      18,739
                12/31/00       18,374           12/31/00      17,626
                03/31/01       16,195           03/31/01      15,229
                06/30/01       17,143           06/30/01      15,865
                09/30/01       14,627           09/30/01      13,786
                12/31/01       16,190           12/31/01      15,333
                03/31/02       16,234           03/31/02      15,439
                06/30/02       14,059           06/30/02      13,406
                09/30/02       11,630           09/30/02      11,274
                12/31/02       12,612           12/31/02      12,066
                03/31/03       12,215           03/31/03      11,661
                06/30/03       14,095           06/30/03      13,401
                09/30/03       14,468           09/30/03      13,813
                12/31/03       16,229           12/31/03      15,458
                03/31/04       16,504           03/31/04      15,870
                06/30/04       16,788           06/30/04      16,000
                09/30/04       16,475           09/30/04      15,443
                12/31/04       17,996           12/31/04      16,893
                03/31/05       17,609           03/31/05      16,390
                06/30/05       17,850           06/30/05      16,614
                09/30/05       18,493           09/30/05      17,362
                12/31/05       18,879           12/31/05      17,738
                03/31/06       19,674           03/31/06      18,420
                06/30/06       19,390           06/30/06      18,049
                09/30/06       20,489           09/30/06      18,233
                12/31/06       21,861           12/31/06      19,383
                03/31/07       22,001           03/31/07      19,717

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                         Average Annual Total Returns(a)
                                       (for periods ended March 31, 2007)

                                        1 YEAR       5 YEARS     10 YEARS
The Government Street Equity Fund        7.04%        5.01%        7.02%
Standard & Poor's 500 Index             11.83%        6.27%        8.20%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET MID-CAP FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                       THE GOVERNMENT STREET MID-CAP FUND

  Comparison of the Change in Value of a $10,000 Investment in The Government
         Street Mid-Cap Fund and the Standard & Poor's MidCap 400 Index

                               [GRAPHIC OMITTED]

 STANDARD & POOR'S MIDCAP 400 INDEX    THE GOVERNMENT STREET MID-CAP FUND
 ----------------------------------    ----------------------------------

          DATE         VALUE                  DATE          VALUE
          ----         -----                  ----          -----
        11/17/03    $  10,000               11/17/03     $  10,000
        12/31/03       10,435               12/31/03        10,218
        03/31/04       10,963               03/31/04        10,683
        06/30/04       11,069               06/30/04        10,808
        09/30/04       10,837               09/30/04        10,652
        12/31/04       12,155               12/31/04        11,602
        03/31/05       12,106               03/31/05        11,696
        06/30/05       12,623               06/30/05        12,223
        09/30/05       13,239               09/30/05        12,855
        12/31/05       13,682               12/31/05        13,226
        03/31/06       14,725               03/31/06        14,211
        06/30/06       14,262               06/30/06        13,628
        09/30/06       14,108               09/30/06        13,352
        12/31/06       15,094               12/31/06        13,967
        03/31/07       15,969               03/31/07        14,755

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                         Average Annual Total Returns(a)
                                        (for periods ended March 31, 2007)

                                               1 YEAR       SINCE INCEPTION*
The Government Street Mid-Cap Fund              3.83%            12.24%
Standard & Poor's MidCap 400 Index              8.44%            14.90%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*    Initial public offering of shares was November 17, 2003.

THE GOVERNMENT STREET BOND FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                         THE GOVERNMENT STREET BOND FUND

  Comparison of the Change in Value of a $10,000 Investment in The Government Street Bond Fund, the Lehman Intermediate Government/Credit Bond Index and the
                           90-Day Treasury Bill Index

                               [GRAPHIC OMITTED]

LEHMAN INTERMEDIATE GOVERNMENT
     /CREDIT BOND INDEX           THE GOVERNMENT STREET BOND FUND   90-DAY TREASURY BILL INDEX
------------------------------    -------------------------------   --------------------------

      DATE         VALUE               DATE           VALUE            DATE         VALUE
      ----         -----               ----           -----            ----         -----
    03/31/97    $  10,000             03/31/97     $  10,000         03/31/97    $  10,000
    06/30/97       10,295             06/30/97        10,290         06/30/97       10,136
    09/30/97       10,573             09/30/97        10,574         09/30/97       10,272
    12/31/97       10,799             12/31/97        10,794         12/31/97       10,401
    03/31/98       10,968             03/31/98        10,961         03/31/98       10,536
    06/30/98       11,174             06/30/98        11,167         06/30/98       10,672
    09/30/98       11,676             09/30/98        11,588         09/30/98       10,823
    12/31/98       11,709             12/31/98        11,596         12/31/98       10,945
    03/31/99       11,687             03/31/99        11,551         03/31/99       11,061
    06/30/99       11,640             06/30/99        11,407         06/30/99       11,193
    09/30/99       11,748             09/30/99        11,484         09/30/99       11,335
    12/31/99       11,753             12/31/99        11,478         12/31/99       11,476
    03/31/00       11,930             03/31/00        11,628         03/31/00       11,636
    06/30/00       12,131             06/30/00        11,819         06/30/00       11,812
    09/30/00       12,481             09/30/00        12,184         09/30/00       11,990
    12/31/00       12,943             12/31/00        12,655         12/31/00       12,185
    03/31/01       13,383             03/31/01        13,053         03/31/01       12,368
    06/30/01       13,472             06/30/01        13,124         06/30/01       12,507
    09/30/01       14,093             09/30/01        13,687         09/30/01       12,643
    12/31/01       14,106             12/31/01        13,679         12/31/01       12,723
    03/31/02       14,074             03/31/02        13,689         03/31/02       12,778
    06/30/02       14,573             06/30/02        14,103         06/30/02       12,833
    09/30/02       15,233             09/30/02        14,613         09/30/02       12,888
    12/31/02       15,490             12/31/02        14,818         12/31/02       12,938
    03/31/03       15,723             03/31/03        14,971         03/31/03       12,977
    06/30/03       16,150             06/30/03        15,236         06/30/03       13,009
    09/30/03       16,147             09/30/03        15,214         09/30/03       13,041
    12/31/03       16,157             12/31/03        15,258         12/31/03       13,072
    03/31/04       16,556             03/31/04        15,471         03/31/04       13,102
    06/30/04       16,138             06/30/04        15,218         06/30/04       13,139
    09/30/04       16,574             09/30/04        15,468         09/30/04       13,190
    12/31/04       16,645             12/31/04        15,531         12/31/04       13,257
    03/31/05       16,499             03/31/05        15,477         03/31/05       13,342
    06/30/05       16,909             06/30/05        15,689         06/30/05       13,438
    09/30/05       16,820             09/30/05        15,670         09/30/05       13,550
    12/31/05       16,907             12/31/05        15,692         12/31/05       13,681
    03/31/06       16,842             03/31/06        15,756         03/31/06       13,832
    06/30/06       16,877             06/30/06        15,852         06/30/06       13,993
    09/30/06       17,417             09/30/06        16,218         09/30/06       14,161
    12/31/06       17,597             12/31/06        16,416         12/31/06       14,331
    03/31/07       17,876             03/31/07        16,632         03/31/07       14,506

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                         Average Annual Total Returns(a)
                                        (for periods ended March 31, 2007)

                                        1 YEAR        5 YEARS    10 YEARS
The Government Street Bond Fund          5.56%         3.97%       5.22%
Lehman Intermediate Government/
  Credit Bond Index                      6.14%         4.90%       5.98%
90-Day Treasury Bill Index               4.88%         2.57%       3.79%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ALABAMA TAX FREE BOND FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                         THE ALABAMA TAX FREE BOND FUND

  Comparison of the Change in Value of a $10,000 Investment in The Alabama Tax
   Free Bond Fund, the Lehman 7-Year Municipal Bond Index, the Lehman 3-Year
     Municipal Bond Index and the Lipper Intermidiate Municipal Fund Index

                               [GRAPHIC OMITTED]

LEHMAN 3-YEAR MUNICIPAL       THE ALABAMA TAX FREE      LEHMAN 7-YEAR MUNICIPAL       LIPPER INTERMEDIATE
      BOND INDEX                    BOND FUND                 BOND INDEX             MUNICIPAL FUND INDEX
-----------------------     -----------------------     -----------------------     -----------------------

  DATE         VALUE          DATE          VALUE         DATE         VALUE          DATE          VALUE
  ----         -----          ----          -----         ----         -----          ----          -----
03/31/97    $  10,000       03/31/97    $   10,000      03/31/97    $  10,000       03/31/97    $   10,000
06/30/97       10,185       06/30/97        10,245      06/30/97       10,278       06/30/97        10,264
09/30/97       10,359       09/30/97        10,454      09/30/97       10,552       09/30/97        10,516
12/31/97       10,506       12/31/97        10,665      12/31/97       10,784       12/31/97        10,743
03/31/98       10,614       03/31/98        10,744      03/31/98       10,908       03/31/98        10,846
06/30/98       10,734       06/30/98        10,868      06/30/98       11,030       06/30/98        10,978
09/30/98       10,947       09/30/98        11,149      09/30/98       11,398       09/30/98        11,282
12/31/98       11,053       12/31/98        11,212      12/31/98       11,470       12/31/98        11,346
03/31/99       11,176       03/31/99        11,253      03/31/99       11,561       03/31/99        11,410
06/30/99       11,127       06/30/99        11,069      06/30/99       11,371       06/30/99        11,219
09/30/99       11,238       09/30/99        11,102      09/30/99       11,462       09/30/99        11,226
12/31/99       11,271       12/31/99        11,102      12/31/99       11,452       12/31/99        11,191
03/31/00       11,384       03/31/00        11,292      03/31/00       11,624       03/31/00        11,388
06/30/00       11,543       06/30/00        11,428      06/30/00       11,817       06/30/00        11,526
09/30/00       11,728       09/30/00        11,644      09/30/00       12,083       09/30/00        11,767
12/31/00       11,974       12/31/00        12,011      12/31/00       12,491       12/31/00        12,161
03/31/01       12,287       03/31/01        12,275      03/31/01       12,812       03/31/01        12,436
06/30/01       12,436       06/30/01        12,332      06/30/01       12,905       06/30/01        12,528
09/30/01       12,731       09/30/01        12,613      09/30/01       13,260       09/30/01        12,852
12/31/01       12,761       12/31/01        12,535      12/31/01       13,137       12/31/01        12,744
03/31/02       12,826       03/31/02        12,595      03/31/02       13,261       03/31/02        12,836
06/30/02       13,203       06/30/02        13,022      06/30/02       13,826       06/30/02        13,291
09/30/02       13,497       09/30/02        13,527      09/30/02       14,429       09/30/02        13,805
12/31/02       13,620       12/31/02        13,591      12/31/02       14,448       12/31/02        13,808
03/31/03       13,734       03/31/03        13,686      03/31/03       14,644       03/31/03        13,944
06/30/03       13,855       06/30/03        13,954      06/30/03       15,034       06/30/03        14,251
09/30/03       14,008       09/30/03        13,980      09/30/03       15,124       09/30/03        14,280
12/31/03       13,984       12/31/03        14,030      12/31/03       15,256       12/31/03        14,410
03/31/04       14,114       03/31/04        14,152      03/31/04       15,486       03/31/04        14,577
06/30/04       13,980       06/30/04        13,900      06/30/04       15,122       06/30/04        14,289
09/30/04       14,245       09/30/04        14,209      09/30/04       15,632       09/30/04        14,716
12/31/04       14,273       12/31/04        14,258      12/31/04       15,762       12/31/04        14,820
03/31/05       14,165       03/31/05        14,143      03/31/05       15,602       03/31/05        14,711
06/30/05       14,336       06/30/05        14,350      06/30/05       16,015       06/30/05        15,063
09/30/05       14,356       09/30/05        14,341      09/30/05       15,949       09/30/05        15,034
12/31/05       14,397       12/31/05        14,391      12/31/05       16,032       12/31/05        15,119
03/31/06       14,414       03/31/06        14,398      03/31/06       16,012       03/31/06        15,134
06/30/06       14,463       06/30/06        14,438      06/30/06       16,039       06/30/06        15,140
09/30/06       14,742       09/30/06        14,689      09/30/06       16,556       09/30/06        15,588
12/31/06       14,835       12/31/06        14,773      12/31/06       16,671       12/31/06        15,703
03/31/07       14,980       03/31/07        14,884      03/31/07       16,822       03/31/07        15,822

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                         Average Annual Total Returns(a)
                                        (for periods ended March 31, 2007)

                                          1 YEAR        5 YEARS    10 YEARS
The Alabama Tax Free Bond Fund             3.38%         3.40%       4.06%
Lehman 7-Year Municipal Bond Index         5.06%         4.87%       5.34%
Lehman 3-Year Municipal Bond Index         3.92%         3.15%       4.12%
Lipper Intermediate Municipal Fund Index   4.55%         4.27%       4.69%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2007 (UNAUDITED)
================================================================================

INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX (% OF NET ASSETS)

                               [GRAPHIC OMITTED]

                                      The Government Street    S&P 500
                                           Equity Fund          Index
                                     -------------------------------------
Consumer Discretionary                          8.7%            10.5%
Consumer Staples                                7.8%             9.6%
Energy                                         12.7%            10.1%
Financials                                     18.6%            21.6%
Health Care                                    13.0%            11.9%
Industrials                                    13.3%            10.9%
Information Technology                         10.9%            14.9%
Materials                                       4.6%             3.1%
Telecommunications Services                     0.3%             3.7%
Utilities                                       1.8%             3.7%
Exchange-Traded Funds                           8.0%             0.0%
Cash Equivalents                                0.3%             0.0%

TOP TEN HOLDINGS

     SECURITY DESCRIPTION                       % OF NET ASSETS
     -----------------------------------------------------------
     iShares MSCI EAFE Index Fund                     4.4%
     Bank of America Corporation                      3.7%
     Altria Group, Inc.                               3.3%
     UnitedHealth Group, Inc.                         3.0%
     U.S. Bancorp                                     2.8%
     Wellpoint, Inc.                                  2.6%
     American Express Company                         2.4%
     Florida Rock Industries, Inc.                    2.3%
     Chevron Corporation                              2.2%
     Procter & Gamble Company (The)                   2.2%

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO INFORMATION
MARCH 31, 2007 (UNAUDITED)
================================================================================

INDUSTRY CONCENTRATION VS. THE S&P MIDCAP 400 INDEX (% OF NET ASSETS)

                               [GRAPHIC OMITTED]

                                      The Government Street   S&P MidCap
                                          Mid-Cap Fund         400 Index
                                    ------------------------------------------
Consumer Discretionary                         10.3%            14.9%
Consumer Staples                                2.2%             2.5%
Energy                                          5.9%             8.1%
Financials                                     16.0%            16.9%
Health Care                                    11.9%            11.1%
Industrials                                    14.7%            15.6%
Information Technology                         15.3%            15.8%
Materials                                       6.2%             6.2%
Telecommunications Services                     0.2%             0.8%
Utilities                                       7.5%             8.1%
Cash Equivalents                                9.8%             0.0%

TOP TEN HOLDINGS

     SECURITY DESCRIPTION                       % OF NET ASSETS
     -----------------------------------------------------------
     Gilead Sciences, Inc.                            1.7%
     Covance, Inc.                                    1.4%
     Coventry Health Care, Inc.                       1.4%
     Martin Marietta Materials, Inc.                  1.2%
     Harrah's Entertainment, Inc.                     1.1%
     Compass Bancshares, Inc.                         1.1%
     Trinity Industries, Inc.                         1.1%
     Valero Energy Corporation                        1.1%
     Albemarle Corporation                            1.1%
     Alliant Energy Corporation                       1.1%

THE GOVERNMENT STREET BOND FUND
PORTFOLIO INFORMATION
MARCH 31, 2007 (UNAUDITED)
================================================================================

ASSET ALLOCATION VS. THE LEHMAN INTERNEDIATE
GOVERNMENT/CREDIT BOND INDEX (% OF PORTFOLIO)

                               [GRAPHIC OMITTED]

                                                            Lehman Government/
                                  The Government Street   Corporate Intermediate
                                        Bond Fund               Bond Index
                                 -----------------------------------------------
U.S. Treasury Obligations                   2.4%                   40.5%
U.S. Agency Obligations                    23.4%                   21.7%
Corporate Bonds                            45.8%                   37.8%
Mortgage-Backed Securities                 23.6%                    0.0%
Cash Equivalents                            4.8%                    0.0%


                            DISTRIBUTION BY MATURITY
                 -----------------------------------------------
                        Maturity              % Holdings
                        --------              ----------
                        Under 1 year              32.6%
                        1-3 Years                  8.7%
                        3-5 Years                 25.6%
                        5-7 Years                 10.0%
                        7-10 Years                 0.6%
                        Over 10 Years             22.5%

                             DISTRIBUTION BY RATING
                -----------------------------------------------
                        Rating               % Holdings
                        ------               ----------
                        AAA                      59.2%
                        A+                        8.8%
                        A                        28.4%
                        BBB-                      3.6%

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO INFORMATION
MARCH 31, 2007 (UNAUDITED)
================================================================================

ASSET ALLOCATION (% OF HOLDINGS)

                               [GRAPHIC OMITTED]

                         Revenue Bonds - 28.8%
                         Pre-Refunded & Escrowed Bonds - 16.1%
                         General Obligation Bonds - 52.0%
                         Cash Equivalents - 3.1%

                             DISTRIBUTION BY RATING
               -------------------------------------------------
                        Rating               % Holdings
                        ------               ----------
                        AAA                     61.6%
                        AA                      38.4%

THE GOVERNMENT STREET FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2007
=====================================================================================================
                                               GOVERNMENT    GOVERNMENT    GOVERNMENT      ALABAMA
                                                 STREET        STREET        STREET       TAX FREE
                                                 EQUITY        MID-CAP        BOND          BOND
                                                  FUND          FUND          FUND          FUND
-----------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
  At acquisition cost ......................   $45,315,831   $25,525,920   $30,190,393   $25,375,247
                                               ===========   ===========   ===========   ===========
  At value (Note 1) ........................   $88,345,336   $33,994,718   $29,876,140   $25,709,817
Dividends and interest receivable ..........        91,012        19,819       287,571       297,563
Receivable for capital shares sold .........         6,155        54,781            --            --
Other assets ...............................         6,821         5,289         5,217         4,718
                                               -----------   -----------   -----------   -----------
  TOTAL ASSETS .............................    88,449,324    34,074,607    30,168,928    26,012,098
                                               -----------   -----------   -----------   -----------

LIABILITIES
Distributions payable ......................        83,164         5,244         5,986        24,044
Payable for capital shares redeemed ........       547,202        84,106       404,824         4,801
Accrued investment advisory fees (Note 3) ..        44,592        15,979        10,019         7,220
Accrued administration fees (Note 3) .......         9,000         4,100         1,900         3,300
Accrued compliance fees (Note 3) ...........           750           550           550           500
Other accrued expenses .....................         8,115         3,775         4,525         3,800
                                               -----------   -----------   -----------   -----------
  TOTAL LIABILITIES ........................       692,823       113,754       427,804        43,665
                                               -----------   -----------   -----------   -----------

NET ASSETS .................................   $87,756,501   $33,960,853   $29,741,124   $25,968,433
                                               ===========   ===========   ===========   ===========
Net assets consist of:
Paid-in capital ............................   $44,719,448   $25,435,005   $32,995,442   $25,689,876
Accumulated undistributed (overdistributed)
  net investment income ....................         7,415        56,792       (71,879)       12,778
Accumulated net realized gains (losses)
  from security transactions ...............           133           258    (2,868,186)      (68,791)
Net unrealized appreciation (depreciation)
  on investments ...........................    43,029,505     8,468,798      (314,253)      334,570
                                               -----------   -----------   -----------   -----------
Net assets .................................   $87,756,501   $33,960,853   $29,741,124   $25,968,433
                                               ===========   ===========   ===========   ===========

Shares of beneficial interest outstanding
  (unlimited number of shares authorized,
  no par value) ............................     1,814,429     2,585,769     1,500,346     2,500,143
                                               ===========   ===========   ===========   ===========

Net asset value, offering price and
  redemption price per share (Note 1) ......   $     48.37   $     13.13   $     19.82   $     10.39
                                               ===========   ===========   ===========   ===========

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2007
==============================================================================================
                                            GOVERNMENT   GOVERNMENT   GOVERNMENT     ALABAMA
                                              STREET       STREET       STREET      TAX FREE
                                              EQUITY       MID-CAP       BOND         BOND
                                               FUND         FUND         FUND         FUND
----------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest .............................   $    64,799   $   73,648   $1,612,067   $  990,889
  Dividends ............................     1,578,534      380,927           59       54,544
                                           -----------   ----------   ----------   ----------
    TOTAL INVESTMENT INCOME ............     1,643,333      454,575    1,612,126    1,045,433
                                           -----------   ----------   ----------   ----------

EXPENSES
  Investment advisory fees (Note 3) ....       549,698      249,844      154,744       89,544
  Administration fees (Note 3) .........       110,366       48,785       23,147       38,276
  Professional fees ....................        18,464       16,164       17,264       15,064
  Trustees' fees and expenses ..........        12,513       12,513       12,513       12,513
  Custodian fees .......................        18,256        8,478       11,869        5,147
  Compliance fees  (Note 3) ............         9,243        5,522        5,824        5,013
  Postage and supplies .................         7,798        5,042        5,721        4,895
  Pricing costs ........................         2,352        4,530        5,894        9,950
  Registration fees ....................         5,858        3,923        3,356        2,898
  Account maintenance fees .............         6,603        5,840        2,220        1,093
  Insurance expense ....................         7,148        2,953        2,879        2,207
  Printing of shareholder reports ......         5,312        2,391        2,400        2,053
  Other expenses .......................        14,057        5,773        6,161        5,311
                                           -----------   ----------   ----------   ----------
    TOTAL EXPENSES .....................       767,668      371,758      253,992      193,964
  Fees waived by the Adviser (Note 3) ..            --       (5,320)     (34,257)     (27,666)
                                           -----------   ----------   ----------   ----------
    NET EXPENSES .......................       767,668      366,438      219,735      166,298
                                           -----------   ----------   ----------   ----------

NET INVESTMENT INCOME ..................       875,665       88,137    1,392,391      879,135
                                           -----------   ----------   ----------   ----------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
  Net realized gains (losses) from
    security transactions ..............     8,725,441    1,827,568     (398,481)      20,874
  Net change in unrealized appreciation/
    depreciation on investments ........    (3,740,630)    (804,624)     672,643      (44,862)
                                           -----------   ----------   ----------   ----------

NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS ........     4,984,811    1,022,944      274,162      (23,988)
                                           -----------   ----------   ----------   ----------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS ......................   $ 5,860,476   $1,111,081   $1,666,553   $  855,147
                                           ===========   ==========   ==========   ==========

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================================
                                                    GOVERNMENT STREET            GOVERNMENT STREET
                                                       EQUITY FUND                  MID-CAP FUND
                                               ---------------------------------------------------------
                                                   YEAR           YEAR          YEAR           YEAR
                                                   ENDED          ENDED         ENDED          ENDED
                                                 MARCH 31,      MARCH 31,     MARCH 31,      MARCH 31,
                                                   2007           2006          2007           2006
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ....................   $    875,665   $  1,280,429   $    88,137   $    145,958
  Net realized gains from
    security transactions ..................      8,725,441      7,070,087     1,827,568      1,116,759
  Net change in unrealized appreciation/
    depreciation on investments ............     (3,740,630)     7,628,352      (804,624)     6,448,351
                                               ------------   ------------   -----------   ------------
Net increase in net assets from operations..      5,860,476     15,978,868     1,111,081      7,711,068
                                               ------------   ------------   -----------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...............       (871,818)    (1,289,147)     (123,370)       (64,987)
  From realized capital gains
    on security transactions ...............    (13,025,536)            --    (2,640,776)            --
                                               ------------   ------------   -----------   ------------
Net decrease in net assets from
  distributions to shareholders ............    (13,897,354)    (1,289,147)   (2,764,146)       (64,987)
                                               ------------   ------------   -----------   ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ................      4,965,258      7,008,051     2,730,131     10,696,669
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders ........................     13,483,748      1,259,283     2,748,844         62,706
  Payments for shares redeemed .............    (29,898,475)   (48,635,746)   (7,483,807)   (12,812,121)
                                               ------------   ------------   -----------   ------------
Net decrease in net assets from
  capital share transactions ...............    (11,449,469)   (40,368,412)   (2,004,832)    (2,052,746)
                                               ------------   ------------   -----------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ............................    (19,486,347)   (25,678,691)   (3,657,897)     5,593,335

NET ASSETS
  Beginning of year ........................    107,242,848    132,921,539    37,618,750     32,025,415
                                               ------------   ------------   -----------   ------------
  End of year ..............................   $ 87,756,501   $107,242,848   $33,960,853   $ 37,618,750
                                               ============   ============   ===========   ============

ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME ....................   $      7,415   $      3,568   $    56,792   $     92,025
                                               ============   ============   ===========   ============

Capital share activity
  Sold .....................................        101,372        142,558       209,562        869,617
  Reinvested ...............................        275,696         25,262       209,747          4,914
  Redeemed .................................       (608,524)      (943,681)     (577,999)      (963,680)
                                               ------------   ------------   -----------   ------------
  Net decrease in shares outstanding .......       (231,456)      (775,861)     (158,690)       (89,149)
  Shares outstanding, beginning of year ....      2,045,885      2,821,746     2,744,459      2,833,608
                                               ------------   ------------   -----------   ------------
  Shares outstanding, end of year ..........      1,814,429      2,045,885     2,585,769      2,744,459
                                               ============   ============   ===========   ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=======================================================================================================
                                                    GOVERNMENT STREET           ALABAMA TAX FREE
                                                        BOND FUND                  BOND FUND
                                              ---------------------------------------------------------
                                                  YEAR           YEAR          YEAR           YEAR
                                                  ENDED          ENDED         ENDED          ENDED
                                                MARCH 31,      MARCH 31,     MARCH 31,      MARCH 31,
                                                  2007           2006          2007           2006
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ...................   $  1,392,391   $  2,189,049   $   879,135   $  1,041,473
  Net realized gains (losses) from
    security transactions .................       (398,481)        88,201        20,874         (1,406)
  Net change in unrealized appreciation/
    depreciation on investments ...........        672,643     (1,219,754)      (44,862)      (443,003)
                                              ------------   ------------   -----------   ------------
Net increase in net assets
  from operations .........................      1,666,553      1,057,496       855,147        597,064
                                              ------------   ------------   -----------   ------------

DISTRIBUTIONS TO SHAREHOLDER
  From and/or in excess of net
    investment income .....................     (1,429,567)    (2,795,083)     (876,155)    (1,031,750)
                                              ------------   ------------   -----------   ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ...............      2,278,502      6,594,193     2,206,930      2,730,197
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders .......................      1,339,337      2,668,658       569,451        748,246
  Payments for shares redeemed ............    (10,348,383)   (31,209,270)   (2,968,731)   (11,386,673)
                                              ------------   ------------   -----------   ------------
Net decrease in net assets from
  capital share transactions ..............     (6,730,544)   (21,946,419)     (192,350)    (7,908,230)
                                              ------------   ------------   -----------   ------------

TOTAL DECREASE IN NET ASSETS ..............     (6,493,558)   (23,684,006)     (213,358)    (8,342,916)

NET ASSETS
  Beginning of year .......................     36,234,682     59,918,688    26,181,791     34,524,707
                                              ------------   ------------   -----------   ------------
  End of year .............................   $ 29,741,124   $ 36,234,682   $25,968,433   $ 26,181,791
                                              ============   ============   ===========   ============

ACCUMULATED UNDISTRIBUTED
  (OVERDISTRIBUTED) NET
  INVESTMENT INCOME .......................   $    (71,879)  $   (703,627)  $    12,778   $     10,659
                                              ============   ============   ===========   ============

Capital share activity
  Sold ....................................        115,201        326,991       212,370        259,561
  Reinvested ..............................         67,923        133,172        54,790         71,117
  Redeemed ................................       (525,317)    (1,570,726)     (285,665)    (1,085,020)
                                              ------------   ------------   -----------   ------------
  Net decrease in shares outstanding ......       (342,193)    (1,110,563)      (18,505)      (754,342)
  Shares outstanding, beginning of year ...      1,842,539      2,953,102     2,518,648      3,272,990
                                              ------------   ------------   -----------   ------------
  Shares outstanding, end of year .........      1,500,346      1,842,539     2,500,143      2,518,648
                                              ============   ============   ===========   ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
=================================================================================================
                  SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=================================================================================================
                                                            YEARS ENDED MARCH 31,
                                              ---------------------------------------------------
                                               2007       2006       2005       2004      2003
-------------------------------------------------------------------------------------------------
Net asset value at beginning of year ......   $ 52.42   $  47.11   $  46.10   $  34.13   $ 45.55
                                              -------   --------   --------   --------   -------

Income (loss) from investment operations:
  Net investment income ...................      0.48       0.50       0.50       0.32      0.28
  Net realized and unrealized
    gains (losses) on investments .........      2.90       5.31       1.01      11.97    (11.42)
                                              -------   --------   --------   --------   -------
Total from investment operations ..........      3.38       5.81       1.51      12.29    (11.14)
                                              -------   --------   --------   --------   -------

Less distributions:
  Dividends from net investment income ....     (0.48)     (0.50)     (0.50)     (0.32)    (0.28)
  Distributions from net realized gains ...     (6.95)        --         --         --        --
                                              -------   --------   --------   --------   -------
Total distributions .......................     (7.43)     (0.50)     (0.50)     (0.32)    (0.28)
                                              -------   --------   --------   --------   -------

Net asset value at end of year ............   $ 48.37   $  52.42   $  47.11   $  46.10   $ 34.13
                                              =======   ========   ========   ========   =======

Total return (a) ..........................      7.04%     12.39%      3.27%     36.09%   (24.47%)
                                              =======   ========   ========   ========   =======

Net assets at end of year (000's) .........   $87,757   $107,243   $132,922   $129,719   $87,837
                                              =======   ========   ========   ========   =======

Ratio of expenses to average net assets ...      0.84%      0.78%      0.76%      0.79%     0.81%

Ratio of net investment income
  to average net assets ...................      0.96%      0.95%      1.08%      0.77%     0.76%

Portfolio turnover rate ...................        15%        17%        13%        15%       12%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
FINANCIAL HIGHLIGHTS
=========================================================================================
        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=========================================================================================

                                                                                PERIOD
                                                  YEARS ENDED MARCH 31,          ENDED
                                                  --------------------         MARCH 31,
                                              2007        2006        2005      2004 (a)
-----------------------------------------------------------------------------------------
Net asset value at beginning of period ...   $ 13.71     $ 11.30     $ 10.33    $ 10.00
                                             -------     -------     -------    -------

Income from investment operations:
  Net investment income ..................      0.04        0.05        0.01       0.01
  Net realized and unrealized
    gains on investments .................      0.45        2.38        0.97       0.68
                                             -------     -------     -------    -------
Total from investment operations .........      0.49        2.43        0.98       0.69
                                             -------     -------     -------    -------

Less distributions:
  Dividends from net investment income ...     (0.05)      (0.02)      (0.01)     (0.01)
  Distributions from net realized gains...     (1.02)         --       (0.00)(b)  (0.35)
                                             -------     -------     -------    -------
Total distributions ......................     (1.07)      (0.02)      (0.01)     (0.36)
                                             -------     -------     -------    -------

Net asset value at end of period .........   $ 13.13     $ 13.71     $ 11.30    $ 10.33
                                             =======     =======     =======    =======

Total return (c) .........................      3.83%      21.51%       9.47%      6.83%(d)
                                             =======     =======     =======    =======

Net assets at end of period (000's) ......   $33,961     $37,619     $32,025    $19,227
                                             =======     =======     =======    =======

Ratio of net expenses to
  average net assets (e) .................      1.10%       1.10%       1.10%      1.09%(f)

Ratio of net investment income
  to average net assets ..................      0.26%       0.37%       0.14%      0.11%(f)

Portfolio turnover rate ..................        11%         28%          6%       177%(f)

(a) Represents the period from the commencement of operations (November 17, 2003) through March 31, 2004.

(b)  Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Not annualized.

(e) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.12%, 1.11%, 1.23% and 1.71%(f) for the periods ended March 31, 2007, 2006, 2005 and 2004, respectively (Note 3).

(f)  Annualized.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS
=============================================================================================
              SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=============================================================================================
                                                          YEARS ENDED MARCH 31,
                                            -------------------------------------------------
                                              2007      2006        2005      2004      2003
---------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $ 19.67   $ 20.29     $ 21.24   $ 21.55   $ 20.75
                                            -------   -------     -------   -------   -------
Income (loss) from investment operations:
  Net investment income .................      0.81      0.77(a)     0.71      0.81      0.99
  Net realized and unrealized
    gains (losses) on investments .......      0.26     (0.41)      (0.71)    (0.11)     0.92
                                            -------   -------     -------   -------   -------
Total from investment operations ........      1.07      0.36        0.00      0.70      1.91
                                            -------   -------     -------   -------   -------
Dividends from and/or in excess of
  net investment income .................     (0.92)    (0.98)      (0.95)    (1.01)    (1.11)
                                            -------   -------     -------   -------   -------
Net asset value at end of year ..........   $ 19.82   $ 19.67     $ 20.29   $ 21.24   $ 21.55
                                            =======   =======     =======   =======   =======

Total return (b) ........................      5.56%     1.80%       0.04%     3.34%     9.36%
                                            =======   =======     =======   =======   =======

Net assets at end of year (000's) .......   $29,741   $36,235     $59,919   $64,005   $58,665
                                            =======   =======     =======   =======   =======
Ratio of net expenses
  to average net assets (c) .............      0.71%     0.71%       0.71%     0.70%     0.71%

Ratio of net investment income
  to average net assets .................      4.50%     3.75%       3.44%     3.65%     4.62%

Portfolio turnover rate .................        26%       32%         28%       33%       39%

(a)  Calculated using weighted average shares outstanding during the year.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 0.82% and 0.74% for the years ended March 31, 2007 and 2006, respectively (Note 3).

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
===========================================================================================
            SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===========================================================================================
                                                         YEARS ENDED MARCH 31,
                                            -----------------------------------------------
                                              2007      2006      2005      2004      2003
-------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $ 10.40   $ 10.55   $ 10.90   $ 10.89   $ 10.40
                                            -------   -------   -------   -------   -------
Income (loss) from investment operations:
  Net investment income .................      0.36      0.34      0.35      0.35      0.40
  Net realized and unrealized
    gains (losses) on investments .......     (0.01)    (0.15)    (0.36)     0.01      0.49
                                            -------   -------   -------   -------   -------
Total from investment operations ........      0.35      0.19     (0.01)     0.36      0.89
                                            -------   -------   -------   -------   -------
Dividends from net investment income ....     (0.36)    (0.34)    (0.34)    (0.35)    (0.40)
                                            -------   -------   -------   -------   -------
Net asset value at end of year ..........   $ 10.39   $ 10.40   $ 10.55   $ 10.90   $ 10.89
                                            =======   =======   =======   =======   =======

Total return (a) ........................      3.38%     1.80%    (0.06%)    3.40%     8.67%
                                            =======   =======   =======   =======   =======

Net assets at end of year (000's) .......   $25,968   $26,182   $34,525   $38,702   $34,729
                                            =======   =======   =======   =======   =======
Ratio of net expenses to
  average net assets (b) ................      0.65%     0.65%     0.65%     0.65%     0.65%

Ratio of net investment income
  to average net assets .................      3.44%     3.25%     3.21%     3.26%     3.74%

Portfolio turnover rate .................        15%        5%        4%       10%        9%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Absent investment advisory fees voluntarily waived by the Adviser, the ratios of expenses to average net assets would have been 0.76%, 0.73%, 0.69%, 0.68% and 0.69% for the years ended March 31, 2007, 2006, 2005, 2004 and 2003, respectively (Note 3).

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2007
================================================================================
  SHARES     COMMON STOCKS -- 91.7%                                  VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 8.7%
     4,000   CBS Corporation - Class B ........................   $   122,360
    10,000   Harrah's Entertainment, Inc. .....................       844,500
    50,000   Home Depot, Inc. .................................     1,837,000
     4,000   J.C. Penney Company, Inc. ........................       328,640
    10,000   Johnson Controls, Inc. ...........................       946,200
     5,500   NIKE, Inc. - Class B .............................       584,430
     5,000   Nordstrom, Inc. ..................................       264,700
    10,000   Saks, Inc. (a) ...................................       208,400
    26,000   Starbucks Corporation (a) ........................       815,360
    50,000   Walt Disney Company (The) ........................     1,721,500
                                                                  -----------
                                                                    7,673,090
                                                                  -----------
             CONSUMER STAPLES -- 7.8%
    33,000   Altria Group, Inc. ...............................     2,897,730
     9,000   ConAgra Foods, Inc. ..............................       224,190
    10,000   PepsiCo, Inc. ....................................       635,600
    30,000   Procter & Gamble Company (The) ...................     1,894,800
    25,000   Walgreen Company .................................     1,147,250
                                                                  -----------
                                                                    6,799,570
                                                                  -----------
             ENERGY -- 12.7%
    23,314   Apache Corporation ...............................     1,648,300
    10,000   Baker Hughes, Inc. ...............................       661,300
    10,000   BP plc - ADR .....................................       647,500
    26,000   Chevron Corporation ..............................     1,922,960
    27,000   ConocoPhillips ...................................     1,845,450
    21,300   Exxon Mobil Corporation ..........................     1,607,085
       476   Hugoton Royalty Trust ............................        11,986
    32,990   Spectra Energy Corporation .......................       866,647
    10,000   Transocean, Inc. (a) .............................       817,000
    10,000   Valero Energy Corporation ........................       644,900
     8,000   XTO Energy, Inc. .................................       438,480
                                                                  ----------
                                                                   11,111,608
                                                                  ----------
             FINANCIALS -- 18.6%
    27,080   Aegon N.V. - ARS .................................       539,975
    30,000   AFLAC, Inc. ......................................     1,411,800
    37,000   American Express Company .........................     2,086,800
    62,870   Bank of America Corporation ......................     3,207,627
    15,000   Charles Schwab Corporation .......................       274,350
    35,000   Citigroup, Inc. ..................................     1,796,900
    27,200   Colonial Properties Trust ........................     1,242,224
     7,000   Goldman Sachs Group, Inc. (The) ..................     1,446,410
     6,000   JPMorgan Chase & Company .........................       290,280
     5,000   MetLife, Inc. ....................................       315,750
    30,000   Progressive Corporation ..........................       654,600
    15,000   Rayonier, Inc. ...................................       645,000
    70,000   U.S. Bancorp .....................................     2,447,900
                                                                  -----------
                                                                   16,359,616
                                                                  -----------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 91.7% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
             HEALTH CARE -- 13.0%
    16,000   Amgen, Inc. (a)...................................   $   894,080
    17,000   Becton, Dickinson & Company.......................     1,307,130
    25,000   Cardinal Health, Inc..............................     1,823,750
    20,000   Elan Corporation (a)..............................       265,800
     5,000   Fresenius Medical Care AG & Company - ADR.........       243,350
    21,000   Johnson & Johnson.................................     1,265,460
    11,250   Techne Corporation (a)............................       642,375
    50,000   UnitedHealth Group, Inc. .........................     2,648,500
    28,000   WellPoint, Inc. (a)...............................     2,270,800
                                                                  -----------
                                                                   11,361,245
                                                                  -----------
             INDUSTRIALS -- 13.3%
    26,000   Caterpillar, Inc..................................     1,742,780
     2,500   C.H. Robinson Worldwide, Inc. ....................       119,375
    30,000   Emerson Electric Company..........................     1,292,700
    15,000   Fedex Corporation.................................     1,611,450
    23,000   General Dynamics Corporation......................     1,757,200
    25,000   General Electric Company..........................       884,000
    16,000   Ingersoll-Rand Company Ltd. - Class A.............       693,920
     2,500   Joy Global, Inc...................................       107,250
    10,000   Norfolk Southern Corporation......................       506,000
    32,000   Quanta Services, Inc. (a).........................       807,040
     2,500   Stericycle, Inc. (a)..............................       203,750
    16,000   United Technologies Corporation...................     1,040,000
    16,000   Waters Corporation (a)............................       928,000
                                                                  -----------
                                                                   11,693,465
                                                                  -----------
             INFORMATION TECHNOLOGY -- 10.9%
    44,000   Adobe Systems, Inc. (a)...........................     1,834,800
     5,000   Applied Materials, Inc............................        91,600
    20,000   Automatic Data Processing, Inc. ..................       968,000
     4,000   Cerner Corporation (a)............................       217,800
    67,000   Cisco Systems, Inc. (a)...........................     1,710,510
    30,000   Corning, Inc. (a).................................       682,200
    37,000   Hewlett-Packard Company...........................     1,485,180
    15,100   Intel Corporation.................................       288,863
     7,000   International Business Machines Corporation.......       659,820
     5,000   Microsoft Corporation.............................       139,350
    18,000   Network Appliance, Inc. (a).......................       657,360
    27,000   Texas Instruments, Inc. ..........................       812,700
                                                                  -----------
                                                                    9,548,183
                                                                  -----------
             MATERIALS -- 4.6%
     7,000   Alcoa, Inc........................................       237,300
    30,000   Florida Rock Industries, Inc......................     2,018,700
    10,000   Newmont Mining Corporation........................       419,900
    10,000   Nucor Corporation.................................       651,300
     7,000   POSCO - ADR.......................................       727,650
                                                                  -----------
                                                                    4,054,850
                                                                  -----------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 91.7% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
             TELECOMMUNICATIONS SERVICES -- 0.3%
     6,000   AT&T, Inc.........................................   $   236,580
                                                                  -----------
             UTILITIES -- 1.8%
    65,980   Duke Energy Corporation...........................     1,338,734
     5,000   Wisconsin Energy Corporation......................       242,600
                                                                  -----------
                                                                    1,581,334
                                                                  -----------
             TOTAL COMMON STOCKS (Cost $38,096,408)............   $80,419,541
                                                                  -----------

================================================================================
  SHARES     EXCHANGE-TRADED FUNDS -- 8.0%                           VALUE
--------------------------------------------------------------------------------
    50,500   iShares MSCI EAFE Index Fund......................   $ 3,855,675
    23,665   Rydex S&P Equal Weight ETF........................     1,148,226
     4,000   Vanguard Consumer Discretionary ETF...............       245,200
     5,000   Vanguard Consumer Staples ETF.....................       328,300
     9,000   Vanguard Financials ETF...........................       571,590
     7,000   Vanguard Information Technology Index ETF.........       366,450
     7,000   Vanguard Telecommunication Services ETF...........       537,110
                                                                  -----------
             TOTAL EXCHANGE-TRADED FUNDS (Cost $6,346,179).....   $ 7,052,551
                                                                  -----------

================================================================================
 PAR VALUE   COMMERCIAL PAPER -- 1.0%                                VALUE
--------------------------------------------------------------------------------
 $ 872,000   Prudential Funding, LLC, discount, due 04/02/2007
               (Cost $871,875).................................   $   871,875
                                                                  -----------

================================================================================
  SHARES     MONEY MARKET FUNDS -- 0.0%                              VALUE
--------------------------------------------------------------------------------
     1,369   AIM STIT - STIC Prime Portfolio - Institutional
               Class (Cost $1,369).............................   $     1,369
                                                                  -----------
             TOTAL INVESTMENTS AT VALUE -- 100.7%
               (Cost $45,315,831)..............................   $88,345,336

             LIABILITIES IN EXCESS OF OTHER ASSETS  -- (0.7%)        (588,835)
                                                                  -----------
             NET ASSETS -- 100.0%..............................   $87,756,501
                                                                  ===========

(a) Non-income producing security.
ADR - American Depositary Receipt
ARS - American Registered Shares

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2007
================================================================================
  SHARES     COMMON STOCKS -- 90.2%                                  VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 10.3%
     2,500   AnnTaylor Stores Corporation (a)..................   $    96,950
     1,000   ArvinMeritor, Inc.................................        18,250
     6,500   Barnes & Noble, Inc. .............................       256,425
     5,700   BJ's Wholesale Club, Inc. (a).....................       192,831
     2,000   Bob Evans Farms, Inc. ............................        73,900
     1,000   BorgWarner, Inc...................................        75,420
     1,700   CBRL Group, Inc...................................        78,710
     1,500   Coach, Inc. (a)...................................        75,075
     2,000   DreamWorks Animation SKG, Inc. (a)................        61,160
     8,000   GameStop Corporation - Class A (a)................       260,560
     4,500   Harrah's Entertainment, Inc.......................       380,025
     3,000   Hasbro, Inc.......................................        85,860
     5,500   Herman Miller, Inc. ..............................       184,195
     3,800   Hilton Hotels Corporation.........................       136,648
     2,500   IAC/InterActiveCorp (a)...........................        94,275
       500   International Speedway Corporation - Class A......        25,850
     2,500   ITT Educational Services, Inc. (a)................       203,725
     3,000   Limited Brands, Inc...............................        78,180
     3,000   Mattel, Inc. .....................................        82,710
     5,000   MSC Industrial Direct Company, Inc................       233,400
     2,200   OfficeMax, Inc. ..................................       116,028
     5,800   O'Reilly Automotive, Inc. (a).....................       191,980
     2,100   Phillips-Van Heusen Corporation...................       123,480
     2,000   Ross Stores, Inc..................................        68,800
     3,500   Saks, Inc. (a)....................................        72,940
     2,000   Scholastic Corporation (a)........................        62,200
     5,000   Service Corporation International.................        59,300
     2,000   Snap-on, Inc......................................        96,200
                                                                  -----------
                                                                    3,485,077
                                                                  -----------
             CONSUMER STAPLES -- 2.2%
     5,400   Church & Dwight Company, Inc......................       271,890
     6,000   Hormel Foods Corporation..........................       223,140
     4,700   J.M. Smucker Company..............................       250,604
                                                                  -----------
                                                                      745,634
                                                                  -----------
             ENERGY -- 5.9%
     3,760   Cameron International Corporation (a).............       236,090
     4,000   FMC Technologies, Inc. (a)........................       279,040
     4,350   Murphy Oil Corporation............................       232,290
     2,800   Newfield Exploration Company (a)..................       116,788
     2,680   Noble Corporation.................................       210,862
     4,800   Peabody Energy Corporation........................       193,152
     5,000   Pride International, Inc. (a).....................       150,500
     4,500   Smith International, Inc..........................       216,225
     5,800   Valero Energy Corporation.........................       374,042
                                                                  -----------
                                                                    2,008,989
                                                                  -----------

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 90.2% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
             FINANCIALS -- 16.1%
     8,400   American Financial Group, Inc.....................   $   285,936
     7,300   Associated Banc-Corp..............................       245,280
     6,000   Bank of Hawaii Corporation........................       318,180
    10,050   Berkley (W.R.) Corporation........................       332,856
     9,000   Brown & Brown, Inc. ..............................       243,180
     5,500   Compass Bancshares, Inc...........................       378,400
     5,600   Cullen/Frost Bankers, Inc.........................       293,048
    10,250   Eaton Vance Corporation...........................       365,310
     2,600   Everest Re Group Ltd..............................       250,042
     9,300   HCC Insurance Holdings, Inc.......................       286,440
     6,200   Investors Financial Services Corporation..........       360,530
    10,400   Jefferies Group, Inc..............................       301,080
     2,900   Legg Mason, Inc...................................       273,209
     4,600   Liberty Property Trust............................       224,112
     1,129   PNC Financial Services Group, Inc.................        81,254
     6,941   Potlatch Corporation..............................       317,759
     4,000   Radian Group, Inc.................................       219,520
     7,000   Rayonier, Inc. ...................................       301,000
     3,300   Westamerica Bancorporation........................       158,961
     5,200   Wilmington Trust Corporation......................       219,284
                                                                  -----------
                                                                    5,455,381
                                                                  -----------
             HEALTH CARE -- 11.9%
     1,400   Alcon, Inc........................................       184,548
     2,000   Applera Corporation - Applied Biosystems Group....        59,140
     3,450   Barr Pharmaceuticals, Inc. (a)....................       159,908
     2,500   Bio-Rad Laboratories, Inc. - Class A (a)..........       174,600
     1,500   Cephalon, Inc. (a)................................       106,815
     8,000   Community Health Systems, Inc. (a)................       282,000
     8,000   Covance, Inc. (a).................................       474,720
     8,250   Coventry Health Care, Inc. (a)....................       462,412
     5,600   DENTSPLY International, Inc.......................       183,400
     1,000   Elan Corporation plc - ADR (a)....................        13,290
     4,000   Fresenius Medical Care AG & Company - ADR.........       194,680
     7,500   Gilead Sciences, Inc. (a).........................       573,750
     2,800   Henry Schein, Inc. (a)............................       154,504
       500   Millipore Corporation (a).........................        36,235
     8,700   Mylan Laboratories, Inc...........................       183,918
     2,000   ResMed, Inc. (a)..................................       100,740
     4,500   Techne Corporation (a)............................       256,950
     3,900   UnitedHealth Group, Inc. .........................       206,583
     4,600   Varian Medical Systems, Inc. (a)..................       219,374
                                                                  -----------
                                                                    4,027,567
                                                                  -----------
             INDUSTRIALS -- 14.6%
     3,000   Alexander & Baldwin, Inc..........................       151,320
     7,500   AMETEK, Inc.......................................       259,050
     5,000   ChoicePoint, Inc. (a).............................       187,150
     6,000   C.H. Robinson Worldwide, Inc. ....................       286,500
     3,000   Corporate Executive Board Company.................       227,880
     6,000   Donaldson Company, Inc............................       216,600

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 90.2% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
             INDUSTRIALS -- 14.6% (CONTINUED)
     6,000   Expeditors International of Washington, Inc.......   $   247,920
     7,000   Fastenal Company..................................       245,350
     3,500   Goodrich Corporation..............................       180,180
     6,000   Graco, Inc. ......................................       234,960
     6,000   Jacobs Engineering Group, Inc. (a)................       279,900
     2,000   Joy Global, Inc...................................        85,800
     3,000   L-3 Communications Holdings, Inc. ................       262,410
     4,000   Manpower, Inc. ...................................       295,080
     3,000   Overseas Shipholding Group, Inc...................       187,800
     5,000   SPX Corporation...................................       351,000
     4,500   Stericycle, Inc. (a)..............................       366,750
     8,000   Swift Transportation Company, Inc. (a)............       249,280
     2,750   Teleflex, Inc. ...................................       187,193
     2,000   Thomas & Betts Corporation (a)....................        97,640
     9,000   Trinity Industries, Inc...........................       377,280
                                                                  -----------
                                                                    4,977,043
                                                                  -----------
             INFORMATION TECHNOLOGY -- 15.3%
     8,000   Activision, Inc. (a)..............................       151,520
     8,000   Acxiom Corporation................................       171,120
     8,500   ADC Telecommunications, Inc. (a)..................       142,290
     5,000   ADTRAN, Inc.......................................       121,750
     4,000   Advent Software, Inc. (a).........................       139,480
     5,000   Alliance Data Systems Corporation (a).............       308,100
     8,000   Arrow Electronics, Inc. (a).......................       302,000
     3,500   CDW Corporation...................................       215,005
     6,000   Cerner Corporation (a)............................       326,700
     4,500   CheckFree Corporation (a).........................       166,905
     4,000   Cognizant Technology Solutions Corporation (a)....       353,080
     6,500   Cree, Inc. (a)....................................       106,990
     4,000   DST Systems, Inc. (a).............................       300,800
     5,500   Harris Corporation................................       280,225
    10,000   Integrated Device Technology, Inc. (a)............       154,200
     9,000   Jack Henry & Associates, Inc......................       216,450
     7,000   Lam Research Corporation (a)......................       331,380
     5,000   Linear Technology Corporation.....................       157,950
     6,000   Macrovision Corporation (a).......................       150,300
     5,000   Microchip Technology, Inc.........................       177,650
     8,000   National Instruments Corporation..................       209,840
     4,000   Plantronics, Inc. ................................        94,480
     8,000   SanDisk Corporation (a)...........................       350,400
     7,000   Xilinx, Inc.......................................       180,110
     2,500   Zebra Technologies Corporation (a)................        96,525
                                                                  -----------
                                                                    5,205,250
                                                                  -----------
             MATERIALS -- 6.2%
     4,000   Airgas, Inc. .....................................       168,600
     9,000   Albemarle Corporation.............................       372,060
     4,000   Cabot Corporation.................................       190,920
     3,200   Eagle Materials, Inc..............................       142,816
     3,000   Martin Marietta Materials, Inc....................       405,600

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 90.2% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
             MATERIALS -- 6.2% (CONTINUED)
     4,000   Scotts Miracle-Gro Company (The) - Class A  ......   $   176,120
     5,000   Sonoco Products Company...........................       187,900
     6,500   Steel Dynamics, Inc...............................       280,800
     7,000   Valspar Corporation (The).........................       194,810
                                                                  -----------
                                                                    2,119,626
                                                                  -----------
             TELECOMMUNICATIONS SERVICES -- 0.2%
     1,000   Telephone and Data Systems, Inc. .................        59,620
                                                                  -----------
             UTILITIES -- 7.5%
     7,000   AGL Resources, Inc................................       299,040
     8,300   Alliant Energy Corporation........................       372,006
     7,000   Equitable Resources, Inc..........................       338,240
     8,850   MDU Resources Group, Inc. ........................       254,349
     5,750   ONEOK, Inc........................................       258,750
     7,900   Pepco Holdings, Inc...............................       229,258
    10,800   Puget Energy, Inc.................................       277,344
     6,300   SCANA Corporation.................................       271,971
     5,000   Wisconsin Energy Corporation......................       242,600
                                                                  -----------
                                                                    2,543,558
                                                                  -----------
             TOTAL COMMON STOCKS (Cost $22,158,947)............   $30,627,745
                                                                  -----------

================================================================================
 PAR VALUE   COMMERCIAL PAPER -- 9.9%                                VALUE
--------------------------------------------------------------------------------
$1,666,000   American Express Credit Corporation, discount,
               due 04/02/2007..................................   $ 1,665,761
 1,700,000   Prudential Funding, LLC discount, due 04/02/2007..     1,699,756
                                                                  -----------
             TOTAL COMMERCIAL PAPER (Cost $3,365,517)..........   $ 3,365,517
                                                                  -----------

================================================================================
  SHARES     MONEY MARKET FUNDS -- 0.0%                              VALUE
--------------------------------------------------------------------------------
     1,456   AIM STIT - STIC Prime Portfolio -
               Institutional Class (Cost $1,456)...............   $     1,456
                                                                  -----------
             TOTAL INVESTMENTS AT VALUE -- 100.1%
               (Cost $25,525,920)..............................   $33,994,718

             LIABILITIES IN EXCESS OF OTHER ASSETS --  (0.1%)..       (33,865)
                                                                  -----------
             NET ASSETS -- 100.0%..............................   $33,960,853
                                                                  ===========

(a)  Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2007
================================================================================
 PAR VALUE   U.S. TREASURY AND AGENCY OBLIGATIONS -- 32.8%           VALUE
--------------------------------------------------------------------------------
             U.S. TREASURY NOTES -- 0.3%
$  100,000   5.625%, due 05/15/2008 ...........................   $   100,816
                                                                  -----------
             FEDERAL HOME LOAN BANK -- 24.1%
   500,000   4.005%, due 06/15/2007 ...........................       498,648
   450,000   4.00%, due 06/29/2007 ............................       448,667
 1,000,000   5.25%, due 09/04/2007 ............................     1,000,016
   735,000   5.10%, due 03/06/2008 ............................       735,033
   500,000   5.375%, due 09/14/2009 ...........................       499,278
 1,000,000   5.75%, due 04/20/2010 ............................     1,000,187
 2,000,000   5.00%, due 08/16/2011 ............................     1,981,926
 1,000,000   5.00%, due 06/13/2012 ............................       988,402
                                                                  -----------
                                                                    7,152,157
                                                                  -----------
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 5.0%
 1,500,000   5.35%, due 10/20/2008 ............................     1,499,163
                                                                  -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.4%
 1,000,000   5.00%, due 09/14/2007 ............................       998,731
                                                                  -----------
             TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
               (Cost $9,796,256) ..............................   $ 9,750,867
                                                                  -----------

================================================================================
 PAR VALUE   MORTGAGE-BACKED SECURITIES -- 23.5%                     VALUE
--------------------------------------------------------------------------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 7.2%
  $ 56,513   Pool #438434, 6.50%, due 01/15/2013...............   $    57,892
     5,919   Pool #470177, 7.00%, due 03/15/2014...............         6,107
    24,818   Pool #518403, 7.00%, due 09/15/2014...............        25,607
     1,013   Pool #181540, 8.00%, due 02/15/2017...............         1,075
   160,789   Pool #581879, 6.50%, due 03/15/2017...............       164,713
    15,601   Pool #493659, 6.50%, due 12/15/2018...............        16,007
    77,273   Pool #476695, 6.50%, due 10/15/2023...............        79,283
    32,872   Pool #366710, 6.50%, due 02/15/2024...............        33,727
    28,756   Pool #453826, 7.25%, due 09/15/2027...............        29,825
    51,505   Pool #412360, 7.00%, due 11/15/2027...............        53,530
   172,205   Pool #447408, 7.00%, due 01/15/2028...............       178,978
    12,516   Pool #454162, 7.00%, due 05/15/2028...............        13,008
   109,260   Pool #780825, 6.50%, due 07/15/2028...............       112,103
    22,281   Pool #2617, 7.50%, due 07/20/2028.................        23,112
    21,747   Pool #158794, 7.00%, due 09/15/2028...............        22,602
    19,829   Pool #486760, 6.50%, due 12/15/2028...............        20,344
    70,489   Pool #781096, 6.50%, due 12/15/2028...............        72,323
    70,648   Pool #781136, 7.00%, due 12/15/2028...............        73,427
    47,600   Pool #506618, 7.00%, due 03/15/2029...............        49,472
    12,525   Pool #511562, 7.50%, due 07/15/2030...............        13,042
    80,609   Pool #448316, 6.50%  due 04/15/2031...............        82,706
    52,687   Pool #530606, 6.50%  due 04/15/2031...............        54,058
    27,574   Pool #545820, 7.00%  due 06/15/2031...............        28,659
   198,381   Pool #781330, 6.00%, due 09/15/2031...............       200,961

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE   MORTGAGE-BACKED SECURITIES -- 23.5% (CONTINUED)         VALUE
--------------------------------------------------------------------------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 7.2%
               (CONTINUED)
$   69,530   Pool #3228, 6.50%, due 04/20/2032 ................   $    71,230
   104,185   Pool #569903, 6.50%, due 06/15/2032 ..............       106,895
   549,085   Pool #595934, 6.00%, due 09/15/2032 ..............       556,227
                                                                  -----------
                                                                    2,146,913
                                                                  -----------
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 8.4%
   945,609   Pool #01173, 5.50%, due 06/01/2017 ...............       947,545
 1,571,099   Pool #G18056, 5.00%, due 06/01/2020 ..............     1,550,080
                                                                  -----------
                                                                    2,497,625
                                                                  -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 7.9%
   721,888   Pool #635149, 5.50%, due 07/01/2017 ..............       723,592
 1,654,149   Pool #255808, 5.00%, due 07/01/2025 ..............     1,612,619
                                                                  -----------
                                                                    2,336,211
                                                                  -----------
             TOTAL MORTGAGE-BACKED SECURITIES (Cost $7,109,618)   $ 6,980,749
                                                                  -----------

================================================================================
 PAR VALUE   CORPORATE BONDS -- 38.6%                                VALUE
--------------------------------------------------------------------------------
             FINANCE -- 18.3%
             American General Finance Corporation,
$1,500,000     4.50%, due 11/15/2007...........................   $ 1,493,799
                                                                  -----------
             CIT Group, Inc.,
 2,000,000     4.75%, due 12/15/2010...........................     1,969,192
                                                                  -----------
             JPMorgan Chase & Company,
 1,000,000     4.50%, due 01/15/2012...........................       972,365
                                                                  -----------
             Student Loan Marketing Association,
 1,000,000     5.125%, due 08/27/2012..........................       991,384
                                                                  -----------
             TOTAL FINANCE CORPORATE BONDS ....................     5,426,740
                                                                  -----------
             INDUSTRIAL -- 20.3%
             First Data Corporation,
 1,000,000     4.70%, due 08/01/2013...........................       940,329
                                                                  -----------
             Ford Motor Company,
 1,000,000     7.25%, due 10/01/2008...........................       996,250
                                                                  -----------
             General Dynamics Corporation,
 1,750,000     4.50%, due 08/15/2010...........................     1,725,890
                                                                  -----------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE   CORPORATE BONDS -- 38.6% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
             INDUSTRIAL -- 20.3% (CONTINUED)
             Hewlett-Packard Company,
$1,500,000     5.50%, due 07/01/2007...........................   $ 1,499,868
                                                                  -----------
             Praxair, Inc.,
   885,000     4.75%, due 07/15/2007...........................       883,853
                                                                  -----------
             TOTAL INDUSTRIAL CORPORATE BONDS .................     6,046,190
                                                                  -----------
             TOTAL CORPORATE BONDS (Cost $11,612,925)..........   $11,472,930
                                                                  -----------

================================================================================
 PAR VALUE   COMMERCIAL PAPER -- 5.6%                                VALUE
--------------------------------------------------------------------------------
$  171,000   American Express Credit Corporation, discount,
               due 04/02/2007 .................................   $   170,975
 1,500,000   Prudential Funding, LLC, discount, due
               04/02/2007 .....................................     1,499,785
                                                                  -----------
             TOTAL COMMERCIAL PAPER (Cost $1,670,760)..........   $ 1,670,760
                                                                  -----------

================================================================================
  SHARES     MONEY MARKET FUNDS -- 0.0%                              VALUE
--------------------------------------------------------------------------------
       834   AIM STIT - STIC Prime Portfolio - Institutional
               Class (Cost $834) ..............................   $       834
                                                                  -----------
             TOTAL INVESTMENTS AT VALUE -- 100.5%
               (Cost $30,190,393)..............................   $29,876,140

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5%)...      (135,016)
                                                                  -----------
             NET ASSETS -- 100.0%..............................   $29,741,124
                                                                  ===========

See accompanying notes to financial statements.

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2007
================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 96.9%                          VALUE
--------------------------------------------------------------------------------
             Alabama Drinking Water Financing Auth., Rev.,
  $250,000     4.00%, due 08/15/2014...........................   $   252,295
                                                                  -----------
             Alabama Special Care Facilities Financing Auth.,
               Birmingham, Rev.,
   500,000     4.50%, due 11/01/2009, ETM......................       509,025
   400,000     5.375%, due 11/01/2012, ETM.....................       402,524
                                                                  -----------
                                                                      911,549
                                                                  -----------
             Alabama Special Care Facilities Financing Auth.,
               Mobile Hospital, Rev.,
   250,000     4.50%, due 11/01/2010, ETM......................       255,775
                                                                  -----------
             Alabama State Federal Highway Financing Auth., Rev.,
   210,000     5.00%, due 03/01/2009...........................       215,359
   300,000     5.00%, due 03/01/2016...........................       316,281
                                                                  -----------
                                                                      531,640
                                                                  -----------
             Alabama State, GO,
   500,000      3.00%, due 09/01/2007..........................       498,270
   250,000      5.00%, due 06/01/2012..........................       259,850
   300,000      5.00%, due 09/01/2016..........................       314,760
   300,000      5.00%, due 09/01/2017..........................       322,674
                                                                  -----------
                                                                    1,395,554
                                                                  -----------
             Alabama State Parks System Improvement
               Corporation, GO,
   200,000     5.50%, due 06/01/2010...........................       211,276
                                                                  -----------
             Alabama State Public School & College Auth.,
               Capital Improvements, Rev.,
   300,000     5.00%, due 02/01/2010...........................       310,722
   475,000     5.00%, due 11/01/2012...........................       491,283
   600,000     5.125%, due 11/01/2013..........................       621,714
   525,000     5.125%, due 11/01/2015..........................       544,000
                                                                  -----------
                                                                    1,967,719
                                                                  -----------
             Alabama State Public School & College Auth., Rev.,
   355,000     5.00%, due 05/01/2010...........................       369,069
                                                                  -----------
             Alabama Water Pollution Control Auth., Rev.,
   500,000     5.00%, due 08/15/2010...........................       521,555
                                                                  -----------
             Anniston, AL, Waterworks & Sewer Board, Rev.,
   400,000     4.00%, due 06/01/2015...........................       402,540
                                                                  -----------
             Athens, AL, Electric Rev. Warrants,
   500,000     3.00%, due 06/01/2011...........................       480,455
                                                                  -----------
             Athens, AL, School Warrants,
   335,000     5.05%, due 08/01/2015..........................        344,015
                                                                  -----------
             Auburn, AL, Capital Improvements, School
               Warrants, GO,
   225,000     5.00%, due 08/01/2012...........................       238,588
                                                                  -----------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 96.9% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
             Auburn, AL, GO,
 $ 300,000     4.00%, due 08/01/2007...........................   $   300,336
   285,000     4.25%, due 08/01/2009...........................       288,913
                                                                  -----------
                                                                      589,249
                                                                  -----------
             Auburn, AL, Water Works Board, Rev.,
   335,000     5.00%, due 07/01/2015...........................       354,025
                                                                  -----------
             Auburn University, AL, General Fee Rev.,
   400,000     4.45%, due 06/01/2011...........................       406,348
                                                                  -----------
             Baldwin Co., AL, Board of Education, Rev.
               Warrants,
   200,000     5.20%, due 06/01/2009...........................       203,554
   300,000     5.00%, due 06/01/2010...........................       312,003
                                                                  -----------
                                                                      515,557
                                                                  -----------
             Baldwin Co., AL, GO,
   500,000     4.50%, due 11/01/2008...........................       506,630
   200,000     5.00%, due 02/01/2015...........................       213,414
                                                                  -----------
                                                                      720,044
                                                                  -----------
             Baldwin Co., AL, Warrants - Series A,
   320,000     5.00%, due 02/01/2017...........................       347,094
                                                                  -----------
             Birmingham, AL, Industrial Water Board, Rev.,
    60,000      6.00%, due 07/01/2007..........................        60,337
                                                                  -----------
             Birmingham, AL, Special Care Facilities Financing
               Authority, Rev.,
   300,000     3.70%, due 06/01/2009...........................       300,069
                                                                  -----------
             Decatur, AL, GO, Warrants,
   300,000     5.00%, due 06/01/2009...........................       304,476
                                                                  -----------
             Decatur, AL, Water Rev.,
   100,000     5.00%, due 05/01/2014...........................       103,510
                                                                  -----------
             Dothan, AL, GO,
   500,000     5.50%, due 09/01/2014...........................       525,560
                                                                  -----------
             Fairhope, AL, Warrants,
   295,000     5.10%, due 06/01/2014...........................       308,968
                                                                  -----------
             Florence, AL, School Warrants,
   200,000     4.65%, due 12/01/2012...........................       206,592
                                                                  -----------
             Foley, AL, Utilities Board, Rev.,
   500,000     4.00%, due 11/01/2007...........................       501,020
                                                                  -----------
             Homewood, AL, GO,
   500,000     5.00%, due 09/01/2014 ..........................       529,255
                                                                  -----------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 96.9% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
             Houston Co., AL, GO,
 $ 300,000     5.60%, due 10/15/2014...........................   $   319,431
                                                                  -----------
             Huntsville, AL, Capital Improvements, GO,
   100,000     3.25%, due 11/01/2010...........................        98,302
                                                                  -----------
             Huntsville, AL, Electric Systems, Rev.,
   250,000     4.80%, due 12/01/2012...........................       256,023
                                                                  -----------
             Huntsville, AL, GO,
   200,000     4.50%, due 08/01/2007...........................       200,546
   400,000     5.50%, due 08/01/2009...........................       416,680
   500,000     5.00%, due 08/01/2011...........................       526,000
   250,000     5.25%, due 11/01/2012...........................       258,267
                                                                  -----------
                                                                    1,401,493
                                                                  -----------
             Huntsville, AL, Water Systems, Rev.,
   200,000     4.70%, due 11/01/2013...........................       204,686
                                                                  -----------
             Jefferson Co., AL, Sewer Rev.,
   225,000     5.00%, due 02/01/2041, Prerefunded
                02/01/2011 @ 101...............................       237,481
                                                                  -----------
             Madison, AL, Warrants,
   200,000     4.40%, due 02/01/2011...........................       203,782
   400,000     4.85%, due 02/01/2013...........................       411,224
                                                                  -----------
                                                                      615,006
                                                                  -----------
             Madison Co., AL, Board of Education, Capital
               Outlay Tax Antic. Warrants,
   400,000     5.20%, due 03/01/2011...........................       420,076
   250,000     5.20%, due 03/01/2014...........................       262,355
                                                                  -----------
                                                                      682,431
                                                                  -----------
             Mobile, AL, GO,
   100,000     4.50%, due 08/01/2013...........................       104,019
   400,000     4.75%, due 02/15/2014...........................       419,396
                                                                  -----------
                                                                      523,415
                                                                  -----------
             Montgomery, AL, GO,
   500,000     5.10%, due 10/01/2008...........................       510,015
   300,000     5.00%, due 11/01/2015...........................       315,297
                                                                  -----------
                                                                      825,312
                                                                  -----------
             Montgomery, AL, Waterworks & Sanitation, Rev.,
   500,000     5.00%, due 09/01/2008...........................       509,520
   350,000     5.25%, due 09/01/2011...........................       371,921
                                                                  -----------
                                                                      881,441
                                                                  -----------
             Mountain Brook, AL, City Board of Education,
               Capital Outlay Warrants,
   405,000     4.80%, due 02/15/2011...........................       405,328
                                                                  -----------
             Opelika, AL, GO,
   210,000     4.00%, due 03/01/2010...........................       211,955
                                                                  -----------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 96.9% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
             Scottsboro, AL, Waterworks Sewer & Gas Board, Rev.,
  $200,000     4.35%, due 08/01/2011...........................   $   202,876
                                                                  -----------
             Shelby Co., AL, Board of Education, Rev. Warrants,
   500,000     4.80%, due 02/01/2011...........................       514,145
                                                                  -----------
             St. Clair Co., AL, GO,
   145,000     4.00%, due 08/01/2013...........................       147,268
   205,000     4.00%, due 08/01/2014...........................       208,384
                                                                  -----------
                                                                      355,652
                                                                  -----------
             Trussville, AL, Warrants,
   400,000     4.30%, due 10/01/2010...........................       408,344
                                                                  -----------
             Tuscaloosa, AL, Board of Education, GO,
   300,000     4.625%, due 08/01/2008..........................       300,903
                                                                  -----------
             Tuscaloosa, AL, Board of Education, Special Tax
               Warrants,
   300,000     4.85%, due 02/15/2013...........................       300,249
                                                                  -----------
             Tuscaloosa, AL, Warrants, GO,
   145,000     4.25%, due 02/15/2011...........................       147,875
   500,000     5.45%, due 01/01/2014...........................       527,865
                                                                  -----------
                                                                      675,740
                                                                  -----------
             Tuscaloosa Co., AL, Warrants, GO,
   425,000     4.30%, due 10/01/2009...........................       432,161
   400,000     5.55%, due 01/01/2015,
                 Prerefunded 01/01/2010 @ 101..................       423,328
                                                                  -----------
                                                                      855,489
                                                                  -----------
             University of Alabama, AL, General Fee Rev.,
   240,000     4.10%, due 12/01/2013...........................       244,906
                                                                  -----------
             University of Alabama, AL, Series A, Rev.,
   375,000     4.00%, due 10/01/2010...........................       379,650
                                                                  -----------
             Vestavia Hills, AL, Warrants,
   565,000     5.00%, due 02/01/2012...........................       596,199
                                                                  -----------
             TOTAL ALABAMA FIXED RATE REVENUE AND GENERAL
               OBLIGATION (GO) BONDS (Cost $24,816,021)........   $25,150,591
                                                                  -----------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     MONEY MARKET FUNDS -- 2.1%                              VALUE
--------------------------------------------------------------------------------
   559,226   Alpine Muncipal Money Market Fund - Class I
               (Cost $559,226).................................   $   559,226
                                                                  -----------
             TOTAL INVESTMENTS AT VALUE -- 99.0%
               (Cost $25,375,247)..............................   $25,709,817

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.0%.....       258,616
                                                                  -----------
             NET ASSETS -- 100.0%..............................   $25,968,433
                                                                  ===========

ETM - Escrow to Maturity

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2007
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, by investing in common stocks.

The Government Street Mid-Cap Fund's investment objective is to seek capital appreciation by investing in common stocks of mid-cap companies.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available or are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature. Certain Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes. The tax character of distributions paid during the years ended March 31, 2007 and March 31, 2006 are as follows:

---------------------------------------------------------------------------------------------------------
                                      YEARS     ORDINARY    EXEMPT-INTEREST    LONG-TERM        TOTAL
                                      ENDED      INCOME        DIVIDENDS         GAINS      DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------
Government Street Equity Fund ...   03/31/07   $1,084,650      $       --     $12,812,704    $13,897,354
                                    03/31/06   $1,289,147      $       --     $        --    $ 1,289,147
---------------------------------------------------------------------------------------------------------
Government Street Mid-Cap Fund ..   03/31/07   $  154,752      $       --     $ 2,609,394    $ 2,764,146
                                    03/31/06   $   64,987      $       --     $        --    $    64,987
---------------------------------------------------------------------------------------------------------
Government Street Bond Fund .....   03/31/07   $1,429,567      $       --     $        --    $ 1,429,567
                                    03/31/06   $2,795,083      $       --     $        --    $ 2,795,083
---------------------------------------------------------------------------------------------------------
Alabama Tax Free Bond Fund ......   03/31/07   $       --      $  876,155     $        --    $   876,155
                                    03/31/06   $       --      $1,031,750     $        --    $ 1,031,750
---------------------------------------------------------------------------------------------------------

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2007:

--------------------------------------------------------------------------------------------------------
                                                 GOVERNMENT    GOVERNMENT    GOVERNMENT     ALABAMA
                                                   STREET        STREET        STREET       TAX FREE
                                                   EQUITY       MID-CAP         BOND          BOND
                                                    FUND          FUND          FUND          FUND
--------------------------------------------------------------------------------------------------------
Cost of portfolio investments ...............   $45,315,831   $25,525,920   $30,267,721   $25,430,741
                                                ===========   ===========   ===========   ===========
Gross unrealized appreciation ...............   $43,460,750   $ 8,909,653   $    33,461   $   366,621
Gross unrealized depreciation ...............      (431,245)     (440,855)     (425,042)      (87,545)
                                                -----------   -----------   -----------   -----------
Net unrealized appreciation
  (depreciation) ............................    43,029,505     8,468,798      (391,581)      279,076
Undistributed ordinary income ...............        12,466        56,868        11,435        24,044
Capital loss carryforwards ..................            --            --    (2,751,670)         (519)
Post-October losses .........................            --            --      (116,516)           --
Undistributed long-term gains ...............        78,246         5,426            --            --
Other temporary differences .................       (83,164)       (5,244)       (5,986)      (24,044)
                                                -----------   -----------   -----------   -----------
Total distributable earnings
  (accumulated deficit) .....................   $43,037,053   $ 8,525,848   $(3,254,318)  $   278,557
                                                ===========   ===========   ===========   ===========
--------------------------------------------------------------------------------------------------------

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Government Street Bond Fund and The Alabama Tax Free Bond Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

As of March 31, 2007, The Government Street Bond Fund and The Alabama Tax Free Bond Fund had the following capital loss carryforwards for federal income tax purposes:

--------------------------------------------------------------------------------
                                                            EXPIRES
                                         AMOUNT            MARCH 31,
--------------------------------------------------------------------------------
Government Street Bond Fund            $  220,187             2008
                                          195,097             2009
                                           86,819             2010
                                           70,419             2011
                                          218,396             2012
                                          261,545             2013
                                          528,696             2014
                                        1,170,511             2015
                                       ----------
                                       $2,751,670
                                       ==========
--------------------------------------------------------------------------------
Alabama Tax Free Bond Fund             $      519             2009
--------------------------------------------------------------------------------
These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

In addition, The Government Street Bond Fund had net realized capital losses of $116,516 during the period November 1, 2006 through March 31, 2007, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2008. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

During the year ended March 31, 2007, The Alabama Tax Free Bond Fund utilized capital loss carryforwards of $20,194 to offset current year realized gains.

For the year ended March 31, 2007, The Government Street Equity Fund and The Government Street Mid-Cap Fund reclassified $1,113,428 and $89,304 of accumulated net realized gains from security transactions, respectively, against paid-in capital on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the utilization of earnings and profits distributed to shareholders on redemptions of shares as

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

part  of  the  dividends   paid   deduction   for  income  tax  purposes.   Such
reclassifications had no effect on the Funds' net assets or net asset value per share.

For the year ended March 31, 2007, The Government Street Bond Fund reclassified $668,924 of overdistributed net investment income against accumulated net realized losses and The Alabama Tax Free Bond Fund reclassified $861 of undistributed net investment income against accumulated net realized losses on the Statements of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of certain debt obligations and paydown adjustments. Such reclassifications had no effect on the Funds' net assets or net asset value per share.

For the year ended March 31, 2007, The Government Street Bond Fund reclassified accumulated net realized losses of $106,011 against paid-in capital on the Statement of Assets and Liabilities due to the expiration of capital loss carryforwards. Such reclassification had no effect on the Fund's net assets or net asset value per share.

2. INVESTMENT TRANSACTIONS

During the year ended March 31, 2007, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $14,021,021 and $38,299,868, respectively, for The Government Street Equity Fund; $3,680,250 and $11,282,872, respectively, for The Government Street Mid-Cap Fund; $2,428,710 and $10,137,015, respectively, for The Government Street Bond Fund; and $5,151,775 and $3,660,000, respectively, for The Alabama Tax Free Bond Fund.

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee at an annual rate of .75% of its average daily net assets. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such assets in excess of $100 million.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

For the year ended March 31, 2007, the Adviser voluntarily undertook to limit the total operating expenses of The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund to 1.10%, .71% and .65%, respectively, of each Fund's average daily net assets. Accordingly, the Adviser voluntarily waived $5,320, $34,257 and $27,666, respectively, of its investment advisory fees from The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund during the year ended March 31, 2007.

Until August 2006, the Adviser was reimbursed for the estimated costs of providing a Chief Compliance Officer (CCO) for the Funds. The Adviser received fees of $3,040, $960, $1,320 and $680 from The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax-Free Bond Fund, respectively, for providing CCO services during the year ended March 31, 2007. In addition, the Funds paid out-of-pocket expenses incurred by the Adviser in connection with these services.

Certain Trustees and officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund at an annual rate of .15% of each Fund's average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such net assets in excess of $50 million. Additionally, The Government Street Mid-Cap Fund is subject to a minimum monthly fee of $4,000. From The Government Street Bond Fund, Ultimus receives a monthly fee at an annual rate of .075% of the Fund's average daily net assets up to $200 million and .05% of such assets in excess of $200 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

COMPLIANCE CONSULTING AGREEMENT

Effective August 7, 2006, under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $20,400 plus an asset-based fee equal to 0.01% per annum on total net assets in excess of $100 million. During the year ended March 31, 2007, Ultimus received fees of $5,997, $4,356, $4,298 and $4,127 from The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax-Free Bond Fund, respectively, for compliance consulting services.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Funds for acting as principal underwriter.

4. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

5. ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing each Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the Fund's last such calculation in the first required financial statement period. As a result, the Funds will incorporate FIN 48 in their Semi-Annual Report on September 30, 2007. Management is in the process of determining the impact of the adoption of FIN 48.

In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE GOVERNMENT STREET FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Trustees of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund, and The Alabama Tax-Free Bond Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund, and The Alabama Tax-Free Bond Fund (the "Funds") (each a series of Williamsburg Investment Trust) as of March 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for the year ended March 31, 2003 were audited by other auditors whose report dated April 25, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund, and The Alabama Tax-Free Bond Fund as of March 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years or periods in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                         /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
May 16, 2007

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. Operating expenses, which are deducted from each Fund's gross income, directly reduce the investment returns of the Funds.

A fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================
More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.
--------------------------------------------------------------------------------
                                                                       Expenses
                                       Beginning         Ending          Paid
                                     Account Value    Account Value     During
                                     Oct. 1, 2006    March 31, 2007     Period*
--------------------------------------------------------------------------------
THE GOVERNMENT STREET EQUITY FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return            $1,000.00        $1,081.40         $4.41
-------------------------------------------------------------------------------
Based on Hypothetical 5% Return
        (before expenses)              $1,000.00        $1,020.69         $4.28
-------------------------------------------------------------------------------

THE GOVERNMENT STREET MID-CAP FUND
-------------------------------------------------------------------------------
Based on Actual Fund Return            $1,000.00        $1,105.10         $5.77
-------------------------------------------------------------------------------
Based on Hypothetical 5% Return
        (before expenses)              $1,000.00        $1,019.45         $5.54
-------------------------------------------------------------------------------

THE GOVERNMENT STREET BOND FUND
-------------------------------------------------------------------------------
Based on Actual Fund Return            $1,000.00        $1,025.50         $3.59
-------------------------------------------------------------------------------
Based on Hypothetical 5% Return
        (before expenses)              $1,000.00        $1,021.39         $3.58
-------------------------------------------------------------------------------

THE ALABAMA TAX FREE BOND FUND
-------------------------------------------------------------------------------
Based on Actual Fund Return            $1,000.00        $1,013.30         $3.26
-------------------------------------------------------------------------------
Based on Hypothetical 5% Return
        (before expenses)              $1,000.00        $1,021.69         $3.28
-------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                 The Government Street Equity Fund         0.85%
                 The Government Street Mid-Cap Fund        1.10%
                 The Government Street Bond Fund           0.71%
                 The Alabama Tax Free Bond Fund            0.65%

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED)
================================================================================

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                     POSITION HELD          LENGTH OF
 TRUSTEE                     ADDRESS                     AGE        WITH THE TRUST         TIME SERVED
-------------------------------------------------------------------------------------------------------
* Charles M. Caravati, Jr.   931 Broad Street Road,      70    Chairman and               Since
                             Manakin-Sabot, VA                 Trustee                    June 1991
-------------------------------------------------------------------------------------------------------
* Austin Brockenbrough III   1802 Bayberry Court,        70    Trustee                    Since
                             Suite 400                                                    September 1988
                             Richmond, VA
-------------------------------------------------------------------------------------------------------
* John T. Bruce              800 Main Street             53    Trustee                    Since
                             Lynchburg, VA                                                September 1988
-------------------------------------------------------------------------------------------------------
Robert S. Harris             100 Darden Boulevard        57    Trustee                    Since
                             Charlottesville, VA                                          January 2007
-------------------------------------------------------------------------------------------------------
J. Finley Lee, Jr.           4488 Pond Apple             67    Trustee                    Since
                             Drive North                                                  September 1988
                             Naples, FL
-------------------------------------------------------------------------------------------------------
Richard L. Morrill           University of Richmond      67    Trustee                    Since
                             Richmond, VA                                                 March 1993
-------------------------------------------------------------------------------------------------------
Harris V. Morrissette        100 Jacintoport Boulevard   47    Trustee                    Since
                             Saraland, AL                                                 March 1993
-------------------------------------------------------------------------------------------------------
Erwin H. Will, Jr.           47 Willway Avenue           74    Trustee                    Since
                             Richmond, VA                                                 July 1997
-------------------------------------------------------------------------------------------------------
Samuel B. Witt III           302 Clovelly Road           71    Trustee                    Since
                             Richmond, VA                                                 November 1988
-------------------------------------------------------------------------------------------------------
Thomas W. Leavell            150 Government Street       63    President                  Since
                             Mobile, AL                                                   February 2004
-------------------------------------------------------------------------------------------------------
Mary Shannon Hope            150 Government Street       43    Vice President of The      Since
                             Mobile, AL                        Government Street          February 2004
                                                               Bond Fund
-------------------------------------------------------------------------------------------------------
Timothy S. Healey            600 Luckie Drive            54    Vice President of The      Since
                             Suite 305                         Alabama Tax Free Bond      January 1995
                             Birmingham, AL                    Fund and The Government
                                                               Street Mid-Cap Fund
-------------------------------------------------------------------------------------------------------
Robert G. Dorsey             225 Pictoria Drive          50    Vice President             Since
                             Suite 450                                                    November 2000
                             Cincinnati, OH
-------------------------------------------------------------------------------------------------------
Mark J. Seger                225 Pictoria Drive          45    Treasurer                  Since
                             Suite 450                                                    November 2000
                             Cincinnati, OH
-------------------------------------------------------------------------------------------------------
John F. Splain               225 Pictoria Drive          50    Secretary                  Since
                             Suite 450                                                    November 2000
                             Cincinnati, OH
-------------------------------------------------------------------------------------------------------
Tina H. Bloom                225 Pictoria Drive          38    Chief Compliance Officer   Since
                             Suite 450                                                    August 2006
                             Cincinnati, OH
-------------------------------------------------------------------------------------------------------

* Messrs. Bruce, Brockenbrough and Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED) (CONTINUED)
================================================================================

Each Trustee oversees twelve portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

Harris V. Morrissette is Chief Executive Officer of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Virginia Retirement System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Thomas W. Leavell is a Principal of the Adviser.

Mary Shannon Hope is a Principal of the Adviser.

Timothy S. Healey is a Principal of the Adviser.

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED) (CONTINUED)
================================================================================

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice President of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

For the fiscal year ended March 31, 2007 certain dividends paid by The Government Street Equity Fund and The Government Street Mid-Cap Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate up to a maximum amount of $1,084,650 and $154,752, respectively, as taxed at a maximum rate of 15%, as well as $13,926,132 and $2,698,698, respectively, as long-term gain distributions. Additionally, for the fiscal year ended March 31, 2007, 100% of the dividends paid from ordinary income by The Governent Street Equity Fund and The Government Street Mid-Cap Fund qualified for the dividends received deduction for corporations. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

THE GOVERNMENT STREET FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE GOVERNMENT STREET FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED)
================================================================================

At an in-person meeting held on February 5, 2007, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout" benefits to the Adviser. The Trustees also considered the

THE GOVERNMENT STREET FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED) (CONTINUED)
================================================================================

Adviser's representations that all of the Funds' portfolio trades were executed based on the best price and execution available, and that the Adviser does not participate in any soft dollar or directed brokerage arrangements. The Trustees further considered that neither the Funds nor the Adviser participate in any revenue sharing arrangements on behalf of the Funds. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the long-term performance of each Fund manaaged by the Adviser as compared to similarly managed funds and the other services provided under the Investment Advisory Agreements, they believe that the Adviser has provided quality services to the Funds; (ii) the investment advisory fees payable to the Adviser by each Fund are competitive with similarly managed funds, and they believe the fees to be reasonable given the quality of services provided by the Adviser; (iii) the total operating expense ratio of each Fund is in line with the average of comparably managed funds, as calculated and published by Morningstar; and (iv) the Adviser's voluntary commitment to cap overall operating expenses of The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund through advisory fee waivers has enabled those Funds to increase returns for shareholders and maintain an overall expense ratio lower than the average for similarly managed funds, as calculated and published by Morningstar. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout" benefits to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

                       This page intentionally left blank.

================================================================================
  ----------------------------------------------------------------------------


                             THE GOVERNMENT STREET FUNDS
                         ===================================
                                 NO LOAD MUTUAL FUNDS

                         INVESTMENT ADVISER
                         T. Leavell & Associates, Inc.
                         150 Government Street
                         Post Office Box 1307
                         Mobile, AL 36633

                         ADMINISTRATOR
                         Ultimus Fund Solutions, LLC
                         P.O. Box 46707
                         Cincinnati, OH 45246-0707
                         1-866-738-1125

                         LEGAL COUNSEL
                         Sullivan & Worcester LLP
                         One Post Office Square
                         Boston, MA 02109

                         INDEPENDENT REGISTERED PUBLIC
                         ACCOUNTING FIRM
                         Ernst & Young LLP
                         1900 Scripps Center
                         312 Walnut Street
                         Cincinnati, OH 45202

                         BOARD OF TRUSTEES
                         Austin Brockenbrough, III
                         John T. Bruce
                         Charles M. Caravati, Jr.
                         Robert S. Harris
                         J. Finley Lee, Jr.
                         Richard L. Morrill
                         Harris V. Morrissette
                         Erwin H. Will, Jr.
                         Samuel B. Witt, III

                         PORTFOLIO MANAGERS
                         Thomas W. Leavell,
                            The Government Street Equity Fund
                            The Government Street Mid-Cap Fund
                         Timothy S. Healey,
                            The Government Street Mid-Cap Fund
                            The Alabama Tax Free Bond Fund
                         Richard E. Anthony, Jr.,
                            The Government Street Mid-Cap Fund
                         Mary Shannon Hope,
                            The Government Street Bond Fund

  ----------------------------------------------------------------------------
================================================================================

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Erwin H. Will, Jr. Mr. Will is "independent" for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $146,951 and $125,001 with respect to the registrant's fiscal years ended March 31, 2007 and 2006, respectively.

      (b) AUDIT-RELATED FEES. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

      (c) TAX FEES. No fees were billed in either of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

      (d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

      (e)(1) The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

                  o Services, relating to a new series or class of a series, associated with SEC registration statements, periodic reports and other documents filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters--$5,000

                  o Consultations with management of the registrant, not in connection with an audit, as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting bodies--$5,000

                  o All tax services provided to the registrant in the aggregate--$5,000

      (e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      (f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

      (g) No non-audit fees were billed in either of the last two fiscal years by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

      (h) The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Nominating Committee shall review shareholder recommendations to fill vacancies on the registrant's board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant's offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto


Exhibit 99.CODE ETH   Code of Ethics

Exhibit 99.CERT       Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT    Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Williamsburg Investment Trust
             ----------------------------------------


By (Signature and Title)*  /s/ John F. Splain
                           ----------------------------------------
                           John F. Splain, Secretary

Date June 4, 2007
     ------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ John T. Bruce
                           ----------------------------------------
                           John T. Bruce,
                           President (FBP Value Fund and FBP
                           Balanced Fund)

Date June 4, 2007
     ------------


By (Signature and Title)*  /s/ Thomas W. Leavell
                           ----------------------------------------
                           Thomas W. Leavell,
                           President (The Government Street Equity
                           Fund, The Government Street Bond Fund
                           and The Alabama Tax Free Bond Fund)

Date June 4, 2007
     ------------

By (Signature and Title)*  /s/ Charles M. Caravati III
                           ----------------------------------------
                           Charles M. Caravati III,
                           President (The Jamestown Balanced Fund,
                           The Jamestown Equity Fund and
                           The Jamestown International Equity Fund)

Date June 4, 2007
     ------------


By (Signature and Title)*  /s/ Joseph A. Jennings III
                           ----------------------------------------
                           Joseph A. Jennings III,
                           President (The Jamestown Tax Exempt
                           Virginia Fund)

Date June 4, 2007
     ------------


By (Signature and Title)*  /s/ Lawrence B. Whitlock, Jr.
                           ----------------------------------------
                           Lawrence B. Whitlock, Jr.,
                           President (The Jamestown Select Fund)

Date June 4, 2007
     ------------


By (Signature and Title)*  /s/ Joseph L. Antrim III
                           ----------------------------------------
                           Joseph L. Antrim III,
                           President (The Davenport Equity Fund)

Date June 4, 2007
     ------------


By (Signature and Title)*  /s/ Mark J. Seger
                           ----------------------------------------
                           Mark J. Seger, Treasurer

Date June 4, 2007
     ------------

* Print the name and title of each signing officer under his or her signature.